As filed with the Securities and Exchange Commission on May 18, 2018
Securities Act File No. 333-222419

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1
Post-Effective Amendment No.

OFS CAPITAL CORPORATION
(Exact name of Registrant as specified in charter)

10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (847) 734-2000
Bilal Rashid
10 S. Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)

 COPIES TO:
Cynthia M. Krus
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share (2)(3)
Preferred Stock, $0.01 par value per share (2)
Warrants(4)
Subscription Rights(3)
Debt Securities(5)
Total	$ 200,000,000(6)	$ 6,225(6)

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(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.

(2) Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, warrants, or subscription rights to purchase shares of common stock as may be sold, from time to time, or debt securities.

(3)
Includes such indeterminate number of shares of common stock as may be issued upon, from time to time, conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time.

(5)
Subject to Note 6 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $200.0 million.

(6)
Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the “Securities Act”), the registrant is carrying forward to this registration statement $150,000,000 in aggregate offering price of unsold securities that the registrant previously registered on registration statement no. 333-217302, initially filed April 13, 2017 (the “Prior Registration Statement”). Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee previously paid in connection with such unsold securities will continue to be applied to such unsold securities. The amount of the registration fee in the "Calculation of Registration Fee Under the Securities Act of 1933" table relates to the additional $50,000,000 in aggregate offering price of securities being registered hereunder. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED May 18, 2018
$200,000,000
OFS CAPITAL
CORPORATION
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments.
We may offer, from time to time, in one or more offerings or series, up to $200.0 million in shares of our common stock, par value $0.01 per share, preferred stock, par value $0.01 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities which we refer to, collectively, as the “securities.” We may sell our securities directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of shares of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of the securities.
Substantially all of the debt securities in which we invest are rated below investment grade or would be rated below investment grade if rated, which are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain floating interest rate provisions that may make it more difficult for the borrowers to make interest payments on our debt investments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.
Our common stock is traded on the Nasdaq Global Select Market under the symbol “OFS.” On May 17, 2018, the last reported sales price on the Nasdaq Global Select Market for our common stock was $10.95 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2018 was $13.67.
Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge, and stockholder inquiries may be made, by contacting Investor Relations of OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, or by calling us at (847) 734-2000 or on our website at www.ofscapital.com. The Securities and Exchange Commission, or the SEC, maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.
Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any of our securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 16 of this prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
Prospectus dated           , 2018

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You should rely only on the information contained in this prospectus and any prospectus supplement to this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any such supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any such supplement is accurate only as of its date, and under no circumstances should the delivery of this prospectus and any such supplement or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of OFS Capital Corporation have not changed since such date. This prospectus and any accompanying prospectus supplement will be updated to reflect material changes.

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ABOUT THIS PROSPECTUS
This prospectus and any accompanying prospectus supplement are part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $200 million of shares of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus and any accompanying prospectus supplement provides you with a general description of our securities that we may offer. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Available Information” and “Risk Factors” sections before you make an investment decision.
A prospectus supplement may also add to, update or change information contained in this prospectus.

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PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. Throughout this prospectus, we refer to OFS Capital Corporation and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” or the “Advisor;” and OFS Capital Services, LLC as “OFS Services” or the “Administrator.”
OFS Capital Corporation
We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the 1940 Act, which imposes certain investment restrictions on our portfolio. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual earnings before interest, taxes, depreciation and amortization (“EBITDA”), between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “The Company - Investment Criteria/Guidelines.”
As of March 31, 2018, we held debt and equity investments in 35 portfolio companies with an aggregate fair value of $348.2 million. As of March 31, 2018, 78% of our investment portfolio was comprised of senior secured loans, 22% of subordinated loans, at fair value, and we held equity investments in 19 of these portfolio companies.
Our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. We also may invest up to 30% of our portfolio in opportunistic investments of portfolio companies not otherwise eligible under BDC regulations. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.
We execute our investment strategy, in part, through SBIC I LP, a licensee under the U.S. Small Business Administration (“SBA”) Small Business Investment Company (“SBIC”) program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “Regulation—Small Business Investment Company Regulations.
On a stand-alone basis, SBIC I LP held $250,911 and $251,601 in assets at March 31, 2018 and December 31, 2017, respectively, which accounted for approximately 67%and 70% of the Company’s total consolidated assets, respectively.
Our investment activities are managed by OFS Advisor and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the investment advisory agreement between us and OFS Advisor (the “Investment Advisory Agreement”), we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC (“SBIC I GP”) on December 4, 2013 (“SBIC Acquisition”). OFS Advisor also serves as the investment adviser to collateralized loan obligation (“CLO”) funds and other assets, including Hancock Park Corporate Income, Inc. (“HPCI”), a non-traded BDC with an investment strategy similar to ours. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.
We have also entered into an administration agreement (“Administration Agreement”) with OFS Services. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.
We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to 50% of our asset base, or 66 2/3% if certain conditions are met). Provisions of the Small Business Credit Availability Act (the “SBCA”), permit BDCs to be subject to a minimum Asset Coverage Ratio of 150%, if specific conditions are satisfied, when issuing senior securities. In other words, prior to the enactment of the SBCA, a BDC could borrow $1 for investment purposes for every $1 of investor equity. Now, for those BDCs that satisfy the Act’s approval and disclosure requirements, the BDC can borrow $2 for investment purposes for every $1 of investor equity.
The SBCA provides that in order for a BDC whose common stock is traded on a national securities exchange to be subject to 150% Asset Coverage, the BDC must either obtain: (i) approval of the required majority of its non-interested directors who have no financial interest in the proposal, which would become effective one year after the date of such approval (the “Board Effective Date”), or (ii) obtain stockholder approval (of more than 50% of the votes cast for the proposal at a meeting in which quorum is present), which would become effective on the first day after the date of such stockholder approval.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements and, as a result, the asset coverage ratio test applicable to the Company will be decreased from 200% to 150%, effective May 3, 2019. The Company received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act.
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
We have elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Organizational Structure
About OFS and Our Advisor
OFS (which refers to the collective activities and operations of Orchard First Source Asset management, or "OFSAM", its subsidiaries, and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. companies. As of March 31, 2018, OFS had 45 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and a wholly-owned subsidiary of OFSAM.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management and Other Agreements — Investment Advisory Agreement”. The base management fee is based on our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisition; but including assets purchased with borrowed funds, and assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor has entered into a Staffing Agreement (the “Staffing Agreement”) with Orchard First Source Capital, Inc. (“OFSC”), a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.

OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community and possess an average of over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies. See "Portfolio Management" for additional information regarding our portfolio managers.
Our Administrator
We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers is paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.
Market Opportunity
Our investment strategy is focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:
Large Target Market. According to the U.S. Census Bureau in its 2012 economic census, there were approximately 197,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with approximately 1,300 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception and constituted the vast bulk of our portfolio as of March 31, 2018. We believe that this market segment will continue to produce significant investment opportunities for us.
Specialized Lending Requirements with High Barriers to Entry. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, we believe that there are high barriers to entry that a new lender must overcome.
Robust Demand for Debt Capital. We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. Subject to market conditions, we expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.

Competitive Strengths and Core Competencies
Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure. We are managed by OFS Advisor, which has access through the Staffing Agreement with OFSC to the resources and expertise of OFS’s investment professionals. As of March 31, 2018, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds.
Significant Investment Capacity. The net proceeds of equity and debt offerings and borrowing capacity under credit facilities will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.
Scalable Infrastructure Supporting the Entire Investment Cycle. We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost-efficient basis within a timeframe that meets the demands of business growth). Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.
Extensive Loan Sourcing Capabilities. OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 20-year history as a middle-market lending platform and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment, and we have extensive relationships with potential borrowers and other lenders.
Structuring with a High Level of Service and Operational Orientation. We provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.
Rigorous Credit Analysis and Approval Procedures. OFS Advisor utilizes the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using OFS’s disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants.
Structure of Investments
We anticipate that our loan portfolio will continue to contain investments of the following types with the following characteristics:
Senior Secured First-Lien Loans.   First-lien senior secured loans comprise, and will continue to comprise, a significant portion of our investment portfolio. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Senior Secured Unitranche Loans. Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We typically structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending represents a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.

Senior Secured Second-lien Loans. Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an inter-creditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Subordinated (“Mezzanine”) Loans. These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. These loans are categorized as Subordinated Loans in our consolidated schedule of investments included in this prospectus.
Equity Securities. Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a portfolio company, and are typically not control-oriented investments. Our preferred equity investments typically contain a fixed dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly, and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. Our equity investments typically are made in connection with debt investments to the same portfolio companies. These securities are categorized as Preferred Equity or Common Equity in our consolidated schedule of investments included in this prospectus.
Warrants. In some cases, we may receive nominally priced warrants to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. These securities are categorized as Warrants in our consolidated schedule of investments included in this prospectus.
General Structuring Considerations. We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and

•
negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.
Investments
We pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We focus on investments in loans, in which OFS Advisor’s investment professionals have expertise, including investments in first-lien, unitranche, second-lien, and mezzanine loans and, to a lesser extent, on warrants and other equity securities. We seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $3.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.
Competition
Our primary competitors include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC status.
We expect to continue to use the expertise of the investment professionals of OFS and its affiliates to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”
Conflicts of Interests
Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal allocation policy, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
In situations where co-investment with such other accounts is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. See “Related-Party Transactions and Certain Relationships.”
Corporate Information
Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and our telephone number is (847) 734-2000. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. You may read and copy these reports at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.
Risks
Investing in our securities may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. See “Risk Factors” beginning on page 16 of this prospectus for a more detailed discussion of material risks you should carefully consider before deciding to invest in our securities.
Recent Developments
On February 12, 2018, the Board declared a special distribution of  $0.37 per share payable on March 29, 2018 to stockholders of record as of March 22, 2018. In addition, on February 27, 2018, the Company’s Board declared a distribution of  $0.34 per share for the first quarter of 2018, payable on March 29, 2018 to stockholders of record as of March 22, 2018.
On April 16, 2018, we closed a registered public offering of $47.5 million aggregate principal amount of 6.375% notes due 2025, which includes partial exercise of the underwriters’ over-allotment option (the “6.375% Notes due 2025”), which resulted in net proceeds to the Company of approximately $45.7 million based on a public offering price of 100% of the aggregate principal amount of the 6.375% Notes due 2025, after deducting payment of underwriting discounts and commissions and estimated offering expenses payable by us. On April 26, 2018, we issued an additional $2.5 million in aggregate principal amount of 6.375% Notes due 2025 pursuant to a partial exercise of the underwriters overallotment option for additional net proceeds to the Company of approximately $2.4 million, after deducting payment of underwriting discounts and commissions.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” “the Company” or “OFS Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OFS Capital.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	—%	(1)
Offering expenses borne by us (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan fees (per sales transaction fee)	$15.00	(3)
Total Stockholder transaction expenses (as a percentage of offering price)	—%

Annual expenses (as a percentage of net assets attributable to common stock)(9):
Base Management fees payable under the Investment Advisory Agreement	3.51%	(4)
Incentive fees payable under the Investment Advisory Agreement	2.53%	(5)
Interest payments on borrowed funds	4.82%	(6)
Other expenses	2.13%	(7)
Acquired fund fees and expenses	—%	(8)
Total annual expenses	12.99%

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the following Example will be updated accordingly.

(2)	The related prospectus supplement will disclose the applicable offering expenses and total stockholder transaction expenses.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. For additional information, see “Distribution Reinvestment Plan.”

(4)
Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisitions; but including assets purchased with borrowed amounts, and including assets owned by any consolidated entity). This item represents actual base management fees incurred for the three months ended March 31, 2018, with pro forma adjustments for the use of proceeds from the 6.375% Notes due 2025, principally the repayment of amounts outstanding on our senior secured revolving credit facility with Pacific Western Bank (the "PWB Credit Facility") and deployment of $33 million into loans yielding 10% annually. See “Management and Other Agreements — Investment Advisory Agreement”.

(5)
Assumes a Part One and Part Two incentive fee, as defined below, of $4.6 million and $-0-, respectively. The Part One and Part Two incentive fee was calculated based on our statement of operations for the three months ended March 31, 2018, with pro forma adjustments for the use of proceeds from the 6.375% Notes due 2025, principally the repayment of amounts out standing on PWB Credit Facility and deployment of $33 million into loans yielding 10% annually. The Part Two incentive fee is accrued, but not paid, if, on a cumulative basis, the sum of net realized capital gains and losses plus net unrealized appreciation and depreciation is positive. Net realized and unrealized capital gains or losses can vary substantially from period to period.

The incentive fee consists of two parts:
The first ("Part One"), payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income initially calculated based on values at the closing of this offering (including income that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.
The hurdle rate is fixed at 2.0% quarterly (8% annualized), which means that, if interest rates rise, it will be easier for our pre-incentive fee net investment income to surpass the hurdle rate, which could lead to the payment of fees to OFS Advisor in an amount greater than expected. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.
The second part ("Part Two"), payable annually in arrears, equals 20.0% of our realized capital gains on a cumulative basis, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is determined on a consolidated basis. We accrue the Part Two incentive fee if, on a cumulative basis, the sum of net realized capital gains and losses plus net unrealized appreciation and depreciation is positive. See “Management and Other Agreements — Investment Advisory Agreement.”

(6)
Interest payments on borrowed funds represents an estimate of our annualized interest expenses on our SBA debentures and our expected interest expense under our 6.375% Notes due 2025 over the next twelve months. At March 31, 2018, we had $149.9 million of SBA debentures outstanding with an effective interest rate of 3.43%, which includes amortization of deferred debt issuance costs. In April 2018, we closed the public offering of $50 million in aggregate principal of 6.375% Notes due 2025, with an effective interest rate of 6.975%, including amortization of deferred debt issuance costs. This calculation assumes the 6.375% Notes due 2025 are outstanding for a full year.

The outstanding balance as of March 31, 2018, on the PWB Credit Facility with an effective interest rate of 5.44%, which includes amortization of deferred debt issuance costs and unused fees, was reduced to $0 in April 2018. For purposes of this calculation, we have assumed $0 amounts outstanding under the PWB Credit Facility.
We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We do not expect to issue any preferred stock during the next twelve months and, therefore, have not included the cost of issuing and servicing preferred stock in the table. In January 2015, we filed an application with the SBA for a second SBIC license, which, if approved, would provide up to $75.0 million in additional SBA debentures for the funding of our future investments upon our contribution of at least $37.5 million in additional regulatory capital and subject to the issuance of a leverage commitment by the SBA and other customary procedures. There can be no assurance as to whether or when this application will be approved by the SBA. Availability under the PWB Credit Facility as of March 31, 2018 was $11.8 million based on the stated advance rate of 50% under the borrowing base. Our stockholders will bear directly or indirectly the costs of borrowings under any debt instruments we may enter into.

(7)
Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Services. See “Management and Other Agreements — Administration Agreement.” These expenses are based on estimated amounts for the next 12 months.

(8)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”) in which we invest. We do not currently invest in underlying funds or other investment companies and therefore do not expect to incur any acquired fund fees and expenses.

(9)	Estimated.
Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The expense amounts assume an annual base management fee 1.75% for each year. Transaction expenses are not included in the following example.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$99	$279	$440	$768
While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$108	$303	$473	$807
While the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See “Distribution Reinvestment Plan” for additional information regarding the dividend reinvestment plan.
The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL DATA
The following selected financial and other data for the years ended December 31, 2017, 2016, 2015, and 2014 are derived from our consolidated financial statements that have been audited by BDO USA, LLP, our independent auditors. Selected financial and other data for the year ended December 31, 2013 are derived from our audited consolidated financial statements. The selected financial data and other data for the three months ended March 31, 2018, and 2017 are derived from our unaudited financial statements. Interim results as of and for the three months ended March 31, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere herein.

	Three Months Ended March 31,		For the Years Ended December 31,
	2018	2017	2017	2016	2015	2014	2013
	(Dollars in thousands, except per share data)
Statement of Operations Data:
Total investment income	$9,003	$8,034	33,426	$31,094	$32,264	$22,820	$17,070
Total expenses	5,209	4,694	17,549	16,949	18,853	13,685	11,352
Net investment income	3,816	3,340	15,877	14,145	13,411	9,135	5,718
Net realized gain (loss) on non-control/non-affiliate investments	461	—	(3,248)	2,387	(3,033)	199	87
Net realized gain (loss) on affiliate investment	(541)	—	10,081	17	1,471	28	—
Net realized gain (loss) on control investment	—	—	—	—	—	(3,586)	—
Realized gain from SBIC Acquisitions	—	—	—	—	—	—	2,742
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments	(1,563)	(3,041)	(9,715)	(6,042)	5,099	534	367
Net unrealized appreciation (depreciation) on affiliate investments	1,245	4,024	(5,088)	2,684	1,283	1,880	511
Net change in unrealized depreciation on control investment	75	543	3	637	—	1,750	(1,750)
Net increase in net assets resulting from operations	3,493	4,866	7,910	13,828	18,231	9,940	7,675
Per share data:
Net asset value	$13.67	$14.98	$14.12	$14.82	$14.76	$14.24	$14.58
Net investment income	0.29	0.34	1.28	1.46	1.39	0.95	0.59
Net realized gain (loss) on non-control/non-affiliate investments	0.03	—	(0.26)	0.25	(0.31)	0.02	0.01
Net realized gain on affiliate investment	(0.04)	—	0.81	—	0.14	—	—
Net realized loss on control investment	—	—	—	—	—	(0.37)	—
Realized gain from SBIC Acquisitions	—	—	—	—	—	—	0.29
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments	(0.12)	(0.31)	(0.78)	(0.69)	0.53	0.05	0.04
Net unrealized appreciation (depreciation) on affiliate investments	0.09	0.41	(0.40)	0.33	0.13	0.19	0.05
Net unrealized appreciation (depreciation) on control investment	0.01	0.06	—	0.07	—	0.18	(0.18)
Net increase in net assets resulting from operations	0.26	0.50	0.64	1.43	1.89	1.03	0.80
Distributions declared (1)	0.71	0.34	1.36	1.36	1.36	1.36	1.02

	Three Months Ended March 31,		For the Years Ended December 31,
	2018	2017	2017	2016	2015	2014	2013
	(Dollars in thousands, except per share data)
Balance sheet data at period end:
Investments, at fair value	$335,464	$258,311	$277,499	$281,627	$257,296	$312,234	$237,919
Cash and cash equivalents	31,926	44,087	72,952	17,659	32,714	12,447	28,569
Restricted cash and cash equivalents	—	—	—	—	—	—	450
Other assets	7,311	5,031	7,327	5,744	4,666 (2)	11,823 (2)	9,106 (2)
Total assets	374,701	307,429	357,778	305,030	294,676 (2)	336,504 (2)	276,044 (2)
Debt	188,266	154,938	164,823	156,343	146,460 (2)	194,935 (2)	131,912 (2)
Total liabilities	192,248	162,042	169,442	161,252	151,664 (2)	199,033 (2)	135,666 (2)
Total net assets	182,453	145,387	188,336	143,778	143,012	137,471	140,378
Other data (unaudited):
Weighted average annualized yield on performing debt investments at cost (3)	12.57%	12.18%	12.11%	12.08%	11.89%	9.53%	8.49%
Weighted average annualized yield on total debt investments at cost (4)	12.12%	12.03%	11.59%	11.72%	11.84%	9.41%	8.35%
Weighted average annualized yield on total investments at cost (5)	10.91%	10.57%	10.35%	10.88%	10.79%	8.99%	8.13%
Number of portfolio companies at period end	39	38	37	41	39	62	58

(1)
The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If the tax characteristics of the Company’s distributions paid during 2018 were determined as of March 31, 2018, none of the Company’s distributions represented a return of capital. The return of capital portion of these distributions for the years December 31, 2017, 2016, 2015, 2014, and 2013, was $0.0, $0.09, $0.23, $0.72, and $0.40, respectively.

(2)
On January 1, 2016, we adopted Accounting Standards Update (“ASU”) 2015-03 which requires that debt issuance costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

(3)
The weighted average yield on our performing debt investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of loan origination fees, original issue discount, market discount or premium, and loan amendment fees divided by (b) amortized cost of our debt investments, excluding assets on non-accrual basis as of the balance sheet date.

(4)
The weighted average yield on our performing debt investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of loan origination fees, original issue discount, market discount or premium, and loan amendment fees divided by (b) amortized cost of our debt investments, including assets on non-accrual basis as of the balance sheet date.

(5)
The weighted average yield on total investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of loan origination fees, original issue discount, market discount or premium, and loan amendment fees, plus the effective yield on our income producing preferred equity investments divided by (b) amortized cost of our total investment portfolio, including assets on non-accrual basis as of the balance sheet date.

SELECTED QUARTERLY FINANCIAL DATA

Quarter Ended
March 31, 2018
Total investment income	9,003
Net investment income	3,816
Net gain (loss) on investments	(323)
Net increase (decrease) in net assets resulting from operations	3,493
Net increase (decrease) in net assets resulting from operations per share (1)	$0.26
Net asset value per share (2)	$13.67

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$8,292	$9,122	$7,978	$8,034
Net investment income	3,819	4,402	4,316	3,340
Net gain (loss) on investments	331	(3,227)	(6,597)	1,526
Net increase (decrease) in net assets resulting from operations	4,150	1,175	(2,281)	4,866
Net increase (decrease) in net assets resulting from operations per share (1)	$0.22	$0.09	$(0.17)	$0.50
Net asset value per share (2)	$14.12	$14.15	$14.40	$14.98

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$8,209	$7,359	$7,683	$7,843
Net investment income	3,736	3,297	3,457	3,655
Net gain (loss) on investments	1,087	(909)	881	(1,376)
Net increase in net assets resulting from operations	4,823	2,388	4,338	2,279
Net increase in net assets resulting from operations per share (1)	$0.49	$0.25	$0.45	$0.24
Net asset value per share (2)	$14.82	$14.67	$14.76	$14.65

(1)	Based on weighted average shares outstanding for the respective period.

(2)	Based on shares outstanding at the end of the respective period.
RATIO OF EARNINGS TO FIXED CHARGES
The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Three Months Ended March 31, 2018	For the Year Ended December 31,
		2017	2016	2015	2014	2013
Earnings to Fixed Charges (1)	3.14	2.36	3.61	3.52	2.58	2.42
For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

RISK FACTORS
Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, and any prospectus supplement accompanying this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.
Risks Related to Our Business and Structure
Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.
          The current worldwide financial market situation, as well as various social and political tensions in the U.S. and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. Since 2010, several European Union ("EU") countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In June 2016, the United Kingdom ("U.K.") held a referendum in which voters approved an exit from the EU ("Brexit"), and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the EU. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the U.K. and the EU, and this uncertainty and instability may last indefinitely. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
In August 2011 and then affirmed in August 2013, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. Additionally, in January of 2012, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating for several large European countries. These ratings negatively impacted global markets and economic conditions. Although U.S. lawmakers have taken steps to avoid further downgrades, U.S. budget deficit concerns and similar conditions in Europe, China and elsewhere have increased the possibility of additional credit-rating downgrades and worsening global economic and market conditions. There can be no assurance that current or future governmental measures to mitigate these conditions will be effective. These conditions, government actions and future developments may cause interest rates and borrowing costs to rise, which may adversely affect our ability to access debt financing on favorable terms and may increase the interest costs of our borrowers, hampering their ability to repay us. Continued or future adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.
In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and other global economic conditions, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Additionally, in December 2016, the Federal Reserve raised its federal funds target rate. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may further increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms and may also increase the costs of our borrowers, hampering their ability to repay us.
          The Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The U.S. may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the U.S. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the U.S. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.
We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly Bilal Rashid, Senior Managing Director and President of OFSC, Jeffrey Cerny, Senior Managing Director and Treasurer of OFSC, and Mark Hauser, Senior Managing Director of OFSC. Each of these individuals is an employee at will of OFSC. In addition, we rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM and Chairman of the Advisor Investment Committees, pursuant to a consulting agreement with Orchard Capital Corporation. The departure of Mr. Ressler or any of the senior managers of OFSC, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.
We expect that OFS Advisor will continue to evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.
OFS Advisor is a subsidiary of OFSAM that has no employees and depends upon access to the investment professionals and other resources of OFS and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFS to obtain access to deal flow generated by the professionals of OFS and its affiliates. Under a Staffing Agreement between OFSC, a subsidiary of OFSAM that employs OFS’s personnel, and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure stockholders that OFSC will fulfill its obligations under the agreement. If OFSC fails to perform, we cannot assure stockholders that OFS Advisor will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OFSC and its affiliates or their information and deal flow.
The investment committees that oversee our investment activities are provided by OFS Advisor under the Investment Advisory Agreement. The loss of any member of the Advisor Investment Committees or of other OFS senior professionals could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.
Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of OFS Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We depend upon OFS Advisor to maintain relationships with financial institutions, sponsors and investment professionals, and we will continue to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If OFS Advisor fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of OFS Advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.
Our financial condition and results of operation will depend on our ability to manage our business effectively.
Our ability to achieve our investment objective and grow will depend on our ability to manage our business. This will depend, in turn, on the ability of the Advisor Investment Committees to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon the Advisor Investment Committees' ability to execute our investment process, their ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. OFS Advisor has substantial responsibilities under the Investment Advisory Agreement. OFS Advisor's senior professionals and other personnel of OFS Advisor's affiliates, including OFSC, may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.
We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.
OFS Advisor and its affiliates manage other assets, including those of other BDCs, closed-end funds and CLO funds, and may manage other entities in the future, and these other funds and entities may have similar or overlapping investment strategies. Our executive officers, directors and members of the Advisor Investment Committees serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, OFS Advisor currently serves as the investment adviser to Hancock Park Corporate Income, Inc. ("HPCI"), a non-traded BDC, that invests in senior secured loans of middle-market companies in the United States, similar to those we target for investment, including first-lien, second-lien and unitranche loans as well as subordinated loans and, to a lesser extent, warrants and other equity securities. Therefore, many investment opportunities will satisfy the investment criteria for both HPCI and us. HPCI operates as a distinct and separate entity and any investment in our common stock will not be an investment in HPCI. In addition, our executive officers and certain of our independent directors serve in substantially similar capacities for HPCI.
Similarly, OFS Advisor and/or its affiliates may have other clients with, similar, different or competing investment objectives. In serving in these multiple capacities, our executive officers and directors, OFS Advisor and/or its affiliates, and members of the Advisor Investment Committees may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, OFS Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other BDCs, closed-end funds and CLO funds affiliated with us. OFS Advisor and its employees will devote only as much of its or their time to our business as OFS Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.
OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, under law or set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
Application of one or more of the factors listed above may result in the allocation of an investment opportunity to HPCI or any other investment vehicle advised by OFS Advisor over us.
OFS Advisor and OFSAM have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between OFS Advisor’s fiduciary obligations to us and its fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and other clients of OFS Advisor. An investment opportunity that is suitable for clients of OFS Advisor may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act.
There can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.
Our independent directors may face conflicts of interest related to their obligations to the affiliated BDC for which they also serve as independent directors.
The independent directors of our board of directors also comprise the independent directors of the board of directors of HPCI, an affiliated BDC that is also managed by OFS Advisor.  In their capacities as directors for a BDC board, the independent directors have a duty to make decisions on behalf of that BDC that are in the best interests of that BDC and its stockholders.  Accordingly, our independent directors may face conflicts of interest when making a decision on behalf of one BDC that may not be in the best interest of the other BDC. For example, the SEC has granted exemptive relief to us, OFS Advisor, HPCI, and certain other of our affiliates to co-invest in certain transactions that would otherwise be prohibited by the 1940 Act. In accordance with that relief, the independent directors must make certain findings on behalf of each BDC with respect to initial co-investment transactions, including that the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the BDC and its stockholders and do not involve overreaching in respect of the BDC or its stockholders on the part of any of the other participants in the proposed transaction.  Under such circumstances, the independent directors may face conflicts of interest when making these determinations on behalf of  us and HPCI.
Members of the Advisor Investment Committees, OFS Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.
OFS senior professionals and members of the Advisor Investment Committees may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and our stockholders.
To the extent PIK interest and PIK dividends constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include contractual PIK interest or PIK dividends, which represents contractual interest or dividends added to a loan balance or equity security and due at the end of such loan’s or equity security’s term. To the extent PIK interest and PIK dividends constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash. Such risks include:

•
The higher interest or dividend rates of PIK instruments reflect the payment deferral and increased risk associated with these instruments, and PIK instruments often represent a significantly higher risk than non-PIK instruments.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•
PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK income may also create uncertainty about the source of our cash distributions.

•
For accounting purposes, any cash distributions to stockholders representing PIK income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

•
PIK interest or dividends have the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to OFS Advisor. Similarly, all things being equal, the deferral associated with PIK interest or dividends also decreases the investment principal-to-value ratio at a compounding rate.

We may have additional conflicts related to other arrangements with OFS Advisor or its affiliates.
We have entered into a license agreement with OFSAM under which OFSAM has granted us a non-exclusive, royalty-free license to use the name “OFS.” See “Management and Other Agreements—License Agreement.". In addition, we rent office space from a subsidiary of OFSAM and pay to that subsidiary our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer and chief accounting officer. This will create conflicts of interest that our board of directors must monitor.
The Investment Advisory Agreement with the OFS Advisor and the Administration Agreement with OFS Services were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to OFS Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we could choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with OFS Advisor, OFS Services and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.
Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the 1940 Act, and a BDC generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the BDC’s independent directors. Additionally, without the approval of the SEC, a BDC is prohibited from engaging in purchases or sales of assets or joint transactions with the BDC’s officers, directors, and employees, and advisor (and its affiliates).
BDCs may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s advisor, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit a BDC to invest in any issuer in which the advisor or other affiliates has previously invested.
On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor ("Affiliated Funds") provided we comply with the Order. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
When we invest alongside OFSAM and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debenture funding that may be received by an SBIC or group of SBICs under common control.
SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350 million.
We cannot presently predict whether or not we will be granted a second SBIC license, and if granted, whether or not we will borrow the maximum permitted amount; if we reach the maximum dollar amount of SBA guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.
Moreover, SBIC I LP’s status as an SBIC does not automatically assure that it will receive SBA guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon whether SBIC I LP is and continues to be in compliance with SBA regulations and policies and whether funding is available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by SBIC I LP. As of March 31, 2018, we had fully funded our $75.0 million commitment to SBIC I LP. As of March 31, 2018, SBIC I LP had leverage commitments of approximately $149.9 million from the SBA, and $149.9 million of outstanding SBA-guaranteed debentures, leaving no incremental borrowing capacity under present SBA regulations.
SBIC I LP is subject to SBA regulations.
Our investment strategy includes SBIC I LP, which is regulated by the SBA. On December 4, 2013, we acquired the remaining limited and general partnership interests of SBIC I LP that we did not already own, which resulted in SBIC I LP becoming our wholly-owned subsidiary.
The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of leverage commitments by the SBA and other customary procedures. Prior to becoming our wholly-owned subsidiary, SBIC I LP had received $67.3 million in SBA leverage commitments. In July 2014, we funded the remaining $13.6 million of our $75 million commitment to SBIC I LP. As of March 31, 2018, SBIC I LP had leverage commitments of approximately $149.9 million from the SBA, and $149.9 million of outstanding SBA-guaranteed debentures, leaving no incremental borrowing capacity under present SBA regulations.
Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit its ability to make new investments. The SBA, as a creditor, will have a superior claim to SBIC I LP’s assets over SBIC I LP’s limited partners and our stockholders in the event SBIC I LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by SBIC I LP in the event of a default. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because of our ownership interest in SBIC I LP.
The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates. Compliance with SBIC requirements may cause SBIC I LP to forego attractive investment opportunities that are not permitted under SBA regulations.
SBIC I LP is subject to ongoing regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In addition, SBIC I LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations. These requirements may make it more difficult for us to achieve our investment objective.
We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We may pledge up to 100% of our assets and may grant a security interest in all of our assets, other than assets held in SBIC I LP and our ownership interest in SBIC I LP and SBIC I GP, under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, because the management fee payable to OFS Advisor is payable based on our total assets (other than cash and cash equivalents and goodwill and intangible assets related to the SBIC Acquisitions but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), OFS Advisor has a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to OFS Advisor.
As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage ratio for total borrowings of at least 200% (or 150% if certain requirements are met) (i.e., the amount of debt may not exceed 50% or 66 2/3% of the value of our assets). See "Regulation". In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% (or 150% if certain requirements are met) after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below the applicable threshold, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of March 31, 2018, our asset coverage ratio was 539%, excluding the debt held by SBIC I LP.
The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)(1)
	(10)%	(5)%	—%	5%	10%
Corresponding return to common stockholder (2)	(24.81)%	(14.71)%	(4.61)%	5.49%	15.58%

(1)	The assumed return is required by SEC regulation, and is not a prediction of and does not represent our projected or actual performance.

(2)
Assumes $368.5 million in investments at fair value, $195.5 million in debt outstanding, $182.5 million in net assets, and average cost of funds of 4.30%. Assumptions are based on our financial condition and our average cost of funds at March 31, 2018, adjusted for the pro forma effects of issuance of our 6.375% Notes due 2025 and use of proceeds therefrom, principally the repayment of amounts outstanding on our PWB Credit Facility and deployment of $33 million into loans.

Based on our outstanding SBA debentures of $147.3 million as of March 31, 2018 and the pro forma effect of net borrowing of $48.2 from our 6.375% Notes due 2025, which results in a average cost of funds of 4.30%, our investment portfolio must experience an annual return of at least 2.28% to cover interest payments on the outstanding debt.
This example is for illustrative purposes only, and actual interest rates on our borrowings are likely to fluctuate. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Borrowings” for additional information.
Changes in interest rates will affect our cost of capital and net investment income.
To the extent we borrow money or issue preferred stock to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.
A rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to OFS Advisor.

We may enter into reverse repurchase agreements, which are another form of leverage.
We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.
Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such instruments.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC tax treatment. These characteristics could allow our competitors to consider a wider variety of instruments, establish more relationships and offer better pricing and more flexible structuring than we are able to. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.
With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with OFSAM and its other affiliates or accounts managed by OFSAM or one of its other affiliates. Although OFS Advisor will allocate opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders. Moreover, the performance of investments will not be known at the time of allocation.
We may suffer credit losses.
Investment in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing.
We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC.
We have elected to be treated as a RIC under Subchapter M of the Code, but no assurance can be given that we will be able to maintain RIC status. As a RIC, we are not required to pay corporate-level U.S. federal income taxes on our income and capital gains distributed (or deemed distributed) to our stockholders, provided that we satisfy certain distribution and other requirements. To continue to qualify for tax treatment as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to our stockholders, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, and may, in the future, issue preferred stock, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements or preferred stock that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our qualification for the tax benefits available to RICs and, thus, may be subject to corporate-level U.S. federal income tax. To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to continue to qualify for tax treatment as a RIC for any reason and become subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See "Material Federal Income Tax Considerations—Taxation as a Regulated Investment Company."
Our subsidiaries and portfolio companies may be unable to make distributions to us that will enable us to meet RIC requirements, which could result in the imposition of an entity-level tax.
In order for us to maintain our tax treatment as a RIC and to minimize corporate-level taxes, we are required to distribute on an annual basis substantially all of our taxable income, which includes income from our subsidiaries and portfolio companies. As a substantial portion of our investments are made through SBIC I LP, we are significantly dependent on that entity for cash distributions to enable us to meet the RIC distribution requirements. SBIC I LP may be limited by the Small Business Investment Act of 1958 and SBA regulations governing SBICs from making certain distributions to us that may be necessary to enable us to continue to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for SBIC I LP to make certain distributions to maintain our tax treatment as a RIC and we cannot assure stockholders that the SBA will grant such waiver. If our subsidiaries and portfolio companies are unable to make distributions to us, this may result in loss of RIC tax treatment and a consequent imposition of a corporate-level federal income tax on us.
We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.
For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accretion of OID. This may arise if we purchase assets at a discount, receive warrants in connection with the making of a loan or in other circumstances, or through contracted PIK interest or dividends (meaning interest or dividends paid in the form of additional principal amount of the loan or equity security instead of in cash), which represents contractual interest or dividends added to the loan balance or equity security and due at the end of the investment term. Such OID, which could be significant relative to our overall investment activities, or increases in loan or equity investment balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.
Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain the tax benefits available to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we sell built-in-gain assets, we may be required to recognize taxable income in respect of the built-in-gain on such assets. In such a case, we would have to distribute all of our taxable gain (including the built-in-gain) in respect of such sale to avoid the imposition of entity-level tax on such gain. If we are not able to obtain such cash from other sources, we may fail to maintain the tax benefits available to RICs and thus be subject to corporate-level U.S. federal income tax. See "Material Federal Income Tax Considerations—Taxation as a Regulated Investment Company."
We may in the future choose to pay distributions in our own stock, in which case stockholders may be required to pay tax in excess of the cash they receive.
We distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. In accordance with guidance issued by the Internal Revenue Service, a publicly traded RIC should generally be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her distribution in either cash or stock of the RIC (even where there is a limitation on the percentage of the distribution payable in cash, provided that the limitation is at least 20%), subject to the satisfaction of certain guidelines. If too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the shareholders electing to receive cash with the remainder of their distribution in shares of stock. If this and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be a taxable distribution in an amount equal to the amount of cash that could have been received instead of stock. If we decide to make any distributions consistent with this guidance that are payable in part in our stock, stockholders receiving such distribution would be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g., broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.
Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.
We have elected to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify for tax treatment as RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level U.S. federal tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% (or 150% if certain requirements are met) at the time we issue any debt or preferred stock. See "Regulation". This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure investors that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.
The PWB Credit Facility contains various covenants and restrictions which, if not complied with, could accelerate our repayment obligations under the credit facility or limit its use, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.
The PWB Credit Facility provides us with a senior secured revolving line of credit of up to $50.0 million, with maximum availability equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base and otherwise specified in the credit agreement. The PWB Credit Facility is guaranteed by our subsidiary OFS Capital WM, LLC (“OFS Capital WM”) and secured by all of our current and future assets excluding assets held by SBIC I LP and our SBIC I LP and SBIC I GP partnership interests. The PWB Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The PWB Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in any material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. The PWB Credit Facility permits us to fund additional investments as long as we are within the conditions set out in the credit agreement. Our continued compliance with these covenants depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders. We had $41.0 million outstanding under the PWB Credit Facility as of March 31, 2018. Availability under the PWB Credit Facility as of March 31, 2018 was $9.1 million based on the stated advance rate of 50% under the borrowing base.
Adverse developments in the credit markets may impair our ability to secure debt financing.
During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. As a result, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.
If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.
Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
The failure in cybersecurity systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyberattack, a natural catastrophe, an industrial accident, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
Third parties with whom we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.
Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.
Many of our portfolio investments take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. All of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification Topic 820, Fair Value Measurement and Disclosures (ASC Topic 820). This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We presently retain the services of two independent service providers to review the valuation of these securities at least annually.

The types of factors that the board of directors takes into account in determining the fair value of our investments generally include, as appropriate, comparison to third-party yield benchmarks and comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of income as net change in unrealized appreciation or depreciation.
We may experience fluctuations in our quarterly operating results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, distributions from our subsidiaries and portfolio companies, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our, and our portfolio companies’, business, results of operations or financial condition.
We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels, including those that govern BDCs, SBICs, RICs, or non-depository commercial lenders. These laws and regulations, including applicable accounting standards, as well as their interpretation, may change from time to time, and new laws, regulations, accounting standards and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.
We are also subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. If we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.
In addition, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy, including making investments in entities such as OFS Capital WM and SBIC I LP, in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and our accounting practices described in this prospectus, and may shift our investment focus from the areas of expertise of OFS Advisor to other types of investments in which OFS Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of a stockholder’s investment.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new or different regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us.
Significant U.S. federal tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, expands the circumstances in which a foreign corporation will be treated as a “controlled foreign corporation” and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on us, our stockholders and the entities in which we may invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in us.
We cannot predict with certainty how any future changes in the tax laws might affect us, our investors or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our investors of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.
The effect of global climate change may impact the operations of our portfolio companies.
There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more systems backup, adding to costs, and can contribute to increased system stresses, including service interruptions. In December 2015, the United Nations, of which the U.S. is a member, adopted a climate accord (the “Paris Agreement”) with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. The U.S. subsequently ratified the Paris Agreement, and it entered into force on November 4, 2016. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation which could increase their operating costs and/or decrease their revenues.
Loss of status as a RIC would reduce our net asset value and distributable income.
We have qualified as a RIC under the Code. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that we distribute to our stockholders, provided that we satisfy certain distribution and other requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value and the amount potentially available for distribution. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock. See "Material Federal Income Tax Considerations—Taxation as a Regulated Investment Company."
Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.
Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.
OFS Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
OFS Advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If OFS Advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the OFS Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

OFS Services can resign from its role as our Administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
OFS Services has the right to resign under the Administration Agreement, whether we have found a replacement or not. If OFS Services resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by OFS Services. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.
Efforts to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our securities.
Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We are required to review our internal control over financial reporting on an annual basis, and evaluate and disclose changes in our internal control over financial reporting on a quarterly and annual basis.
As a result, we expect to continue to incur additional expenses that may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. In the event that we are unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities may be adversely affected.
We have identified a material weakness in our internal control over financial reporting and our business and stock price may be adversely affected if we have not adequately addressed the weakness.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations.
As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2017, management identified a material weakness related to the design and operating effectiveness of controls over the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations.
The identification of the material weakness did not require a fourth quarter 2017 adjustment or impact any of our consolidated financial statements for any prior annual or interim periods and we are developing a remediation plan for this material weakness. Accordingly, management believes that the financial statements included in this prospectus supplement present fairly in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented. We believe that the audited consolidated financial statements included in this prospectus supplement are accurate. If we cannot produce reliable financial reports, investors could lose confidence in our reported financial information, the market price of our stock could decline significantly, we may be unable to obtain additional financing to operate and expand our business, and our business and financial condition could be harmed.
Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.
The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.
Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
Risks Related to BDCs
Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. See "Regulation". If the value of our assets decline, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.
As of March 31, 2018, we had debt outstanding in the amount of $188.3 million. As of March 31, 2018, our asset coverage ratio was 539%, excluding the debt held by SBIC I LP. Our ability to incur additional debt and remain in compliance with the asset coverage test will be limited. We may seek an additional credit facility to finance investments or for working capital requirements. There can be no assurance that we will be able to obtain such financing on favorable terms or at all. We have received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from our definition of senior securities in our statutory asset coverage ratio under the 1940 Act.
If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in our stockholders’ best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve any such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and our stockholders might experience dilution.

Because we have received the approval of our board of directors, we will be subject to 150% Asset Coverage beginning on May 3, 2019.
The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows a “required majority” (as defined in Section 57(o) of the 1940 Act) of our directors to approve an increase in our leverage capacity, and such approval would become effective after one year from the date of approval. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.
                On May 3, 2018 our board of directors approved the application of the reduced asset coverage ratio to us. As a result, we will be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets) beginning on May 3, 2019, assuming that additional borrowings are available and we are able to amend our PWB Credit Facility to permit additional leverage. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then the additional leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not increased our leverage. Conversely, if the value of our assets decreases, the additional leverage would cause net asset value to decline more sharply than it otherwise would have had we not increased our leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the additional leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not increased our leverage. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “Risk Factors - Risks Related to Our Business and Structure - We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.
In addition, the ability of BDCs to increase their leverage will increase the capital available to BDCs and thus competition for the investments that we seek to make. This may negatively impact pricing on the investments that we do make and adversely affect our net investment income and results of operations.
Our ability to invest in public companies may be limited in certain circumstances.
To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to continue to qualify as a BDC or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets.
We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If a sufficient portion of our assets are not qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations
If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end fund, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.
Risks Related to Our Investments
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.
Our investments in the debt instruments of leveraged portfolio companies may be risky and, due to the significant volatility of such companies, we could lose all or part of our investment in bankruptcy proceedings or otherwise.
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold due to the significant volatility of such companies. Negative developments may be accompanied by deterioration of the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Such developments may ultimately result in the leveraged companies in which we invest entering into bankruptcy proceedings, which have a number of inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial. In addition, since our mezzanine loans are generally subordinated to senior loans and are generally unsecured, other creditors may rank senior to us in the event of a bankruptcy proceeding.
Our investments in private and middle-market portfolio companies are generally considered lower credit quality obligations, are risky, and we could lose all or part of our investment.
Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of OFS Advisor’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
Middle-market companies are more likely to be considered lower grade investments, commonly called “junk bonds,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment, or may be unrated but determined by the OFS Advisor to be of comparable quality. On average, the debt in which we invest have contractual maturities between four and six years, and typically is not rated by any rating agency.
We believe, however, that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.
Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the issuer’s ability to pay interest and principal, and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, an investment in our company is subject to the following specific risks: increased price sensitivity to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.
Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and OFS Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.
Investments in equity securities involve a substantial degree of risk.
We have purchased, and may purchase in the future, common stock and other equity securities, including warrants, in various portfolio companies. Although equity securities historically have generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities we acquire may fail to appreciate, decline in value or lose all value, and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including the risk of further dilution in the event the portfolio company issues additional securities. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.
Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment in a timely manner could result in a realized loss on the investment.
If we obtain a control investment in a portfolio company, our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.
We will at times take a security interest in the available assets of our portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success or deterioration of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. Additionally, in the case of certain of our investments, we do not have a first lien position on the collateral and may not receive the full value of the collateral upon liquidation. If the underlying collateral value is less than the loan amount, we will suffer a loss.
In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of inter-creditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.
If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.
The lack of liquidity in our investments may adversely affect our business.
All of our assets are presently invested in illiquid securities, and a substantial portion of our investments in leveraged companies is subject to legal and other restrictions on resale or is otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, OFS Advisor, OFSAM or any of its other affiliates have material nonpublic information regarding such portfolio company.
Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.
When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.

We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.
Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.
Although we believe our portfolio is comprised of investments in a number of portfolio companies across a variety of industries, our portfolio is and may in the future be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.
Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	preserve or enhance the value of our investment.
We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by OFS Advisor’s allocation policy.
Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
We generally do not hold controlling equity positions in our portfolio companies. For portfolio companies in which we do not hold a controlling equity interest, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.
Defaults by our portfolio companies will harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
We have invested a substantial portion of our capital in senior secured, unitranche, second-lien and mezzanine loans issued by our portfolio companies. The portfolio companies may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing first-priority debt of such companies. The senior-secured liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, would only have an unsecured claim against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with more senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.
We may not have the ability to control or direct such actions, even if our rights are adversely affected.
We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
We make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.
The disposition of our investments may result in contingent liabilities.
A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate, or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.
Our base management fee may induce OFS Advisor to cause us to incur leverage.
Our base management fee is payable based upon our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity. This fee structure may encourage OFS Advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor holders of our common stock. Given the subjective nature of the investment decisions made by OFS Advisor on our behalf, our board of directors may not be able to monitor this potential conflict of interest effectively.
The valuation process for certain of our portfolio holdings may create a conflict of interest.
Many of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described below in “Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from OFS Advisor may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, the members of our board of directors who are not independent directors have a substantial indirect pecuniary interest in OFS Advisor. The participation of the OFS Advisor’s investment professionals in our valuation process, and the indirect pecuniary interest in OFS Advisor by those members of our board of directors, could result in a conflict of interest since OFS Advisor’s management fee is based, in part, on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity).
Our incentive fee may induce OFS Advisor to make certain investments, including speculative investments.
The incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to OFS Advisor is determined may encourage OFS Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor our stockholders.
OFS Advisor receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, OFS Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We remain obligated to pay management and incentive fees to OFS Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of OFS Advisor as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.
Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.
Our incentive fee structure may create incentives for OFS Advisor that are not fully aligned with the interests of our stockholders.
In the course of our investing activities, we will pay management and incentive fees to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents and the intangible asset and goodwill resulting from the SBIC Acquisition, but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including any assets owned by any consolidated entity, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, OFS Advisor or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.
We may have additional conflicts related to other arrangements with OFS Advisor or its affiliates.
We have entered into a license agreement with OFSAM under which OFSAM has granted us a non-exclusive, royalty-free license to use the name “OFS.” See “Management and Other Agreements — License Agreement.” In addition, we pay to a subsidiary of OFSAM our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer and chief accounting officer. This will create conflicts of interest that our board of directors must monitor.
The lack of liquidity in our investments may adversely affect our business.
Substantially all of our assets are presently invested in illiquid securities, and a substantial portion of our investments in leveraged companies is subject to legal and other restrictions on resale or is otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, OFS Advisor, OFSAM or any of its other affiliates have material nonpublic information regarding such portfolio company.
We may pay an incentive fee on income we do not receive in cash.
The part of the incentive fee payable to OFS Advisor that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for OFS Advisor to the extent that it may encourage OFS Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. OFS Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because OFS Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.
OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, OFS Advisor will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow OFS Advisor’s advice or recommendations. Under the terms of the Investment Advisory Agreement, OFS Advisor and its affiliates’ respective officers, directors, members, managers, stockholders and employees will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its affiliates’ respective officers, directors, members, managers, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.
We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.
The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin

Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies. We expect that these investments would focus on the same debt investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks, including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.
Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.
While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.
Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.
The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.
We may not realize gains from our equity investments.
When we invest in senior secured, unitranche, second-lien and mezzanine loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, except as described below, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. In the case of SBIC I LP, our wholly-owned subsidiary, we will not receive direct benefits from the sale of assets in their portfolios. Rather, our return on our investment in such assets will depend on the ability of SBIC I LP’s portfolio to generate cash flow in excess of payments required, as appropriate, to be made to other parties under the terms of the SBA debentures, and distribution, subject to SBA regulation, of the excess to us.
Uncertainty relating to the London Interbank Offered Rate ("LIBOR") calculation process may adversely affect the value of any portfolio of LIBOR-indexed, floating-rate debt securities.
Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our potential portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our potential portfolio of LIBOR-indexed, floating-rate debt securities.
On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established. Any such renegotiated agreements or methodology of the new standard may not be as favorable to us as the current agreements and LIBOR, which may adversely affect our net investment income.
Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.
There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.
Risks Related to Our Securities
There is a risk that stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.
We have made distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure stockholders that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. Our ability to make distributions may also be affected by our ability to receive distributions from SBIC I LP which is governed by SBA regulations.
When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. A return of capital is a return to stockholders of a portion of their original investment in us rather than income or capital gains. A return of capital reduces the basis that the investor has in the Company’s shares, which may result in an increase in the amount of any taxable gain or a reduction in any deductible loss upon a subsequent sale of such shares. See “Material Federal Income Tax Considerations-Taxation as a RIC.”

The market price of our common stock may fluctuate significantly.
As with any stock, the market price of our common stock will fluctuate with market conditions and other factors. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of BDCs frequently trade at a discount from their net asset value. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•
exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, SBICs or BDCs;

•	loss of RIC or BDC status;

•	failure of SBIC I LP to maintain its status as an SBIC;

•	inability to obtain a second SBA license;

•	our origination activity, including the pace of, and competition for, new investment opportunities;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	potential future sales of common stock or debt securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	departure of OFS Advisor’s, OFSC’s or any of their affiliates’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
The shares of our common stock beneficially owned by our principal stockholders are generally available for resale, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation dividing our board of directors into three classes with the term of one class expiring at each annual meeting of stockholders. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.
Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.
If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. Shares of BDCs, including shares of our common stock, have traded at discounts to their net asset values. As of March 31, 2018, our net asset value per share was $13.67. The daily average closing price of our shares on the Nasdaq Global Select Market for the three months ended March 31, 2018 was $11.68. If our common stock trades below net asset value, the higher the cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.
If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.
We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.
There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.
Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.
The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.
The trading market or market value of our publicly issued debt securities may fluctuate.
Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.
If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings, if we or any of our securities are rated, are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or OFS Advisors;

•	the ability of OFS Advisors to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us, including a second SBIC license;

•	the ability of OFS Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.
This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS
We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities, repayment of any outstanding indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.
We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years, depending on the availability of attractive opportunities and market conditions. However, there can be no assurance that we will be able to achieve this goal.
Pending such uses and investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock began trading on November 8, 2012 on The Nasdaq Global Market under the symbol "OFS". Effective January 2, 2014, our common stock was included in the Nasdaq Global Select Market. The following table lists the high and low closing sale price for our common stock, net asset value per share, and the cash distributions per share that we have declared on our common stock for each fiscal quarter during the last two most recently completed fiscal years. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions.

	NAV Per Share(1)	Price Range		Premium (Discount) of High Sales Price to NAV	Premium (Discount) of Low Sales Price to NAV	Cash Distribution per Share(2)
Period		High	Low
Fiscal 2018
Second Quarter(3)	*	$11.17	$10.65	*	*
First Quarter	$13.68	$12.16	$11.98	(11.1)%	(12.4)%	0.71(4)
Fiscal 2017
Fourth Quarter	$14.12	$13.18	$11.85	(6.7)%	(16.1)%	$0.34
Third Quarter	$14.15	$14.34	$12.67	1.3%	(10.5)%	$0.34
Second Quarter	$14.40	$14.58	$13.50	1.3%	(6.3)%	$0.34
First Quarter	$14.98	$15.24	$13.55	1.7%	(9.5)%	$0.34

Fiscal 2016
Fourth Quarter	$14.82	$14.09	$12.25	(4.9)%	(17.3)%	$0.34
Third Quarter	$14.67	$14.25	$12.78	(2.9)%	(12.9)%	$0.34
Second Quarter	$14.76	$13.75	$11.83	(6.8)%	(19.9)%	$0.34
First Quarter	$14.65	$13.07	$9.98	(10.8)%	(31.9)%	$0.34

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
The distribution during the first quarter of fiscal 2018 was declared on February 12, 2018 by the Company's Board of Directors on, and paid on March 31, 2018, to stockholders of record as of March 17, 2018. The determination of the tax attributes of distributions is made annually as of the end of each fiscal year based upon taxable income for the full year and distributions paid for the full year. If the tax characteristics of the Company’s distributions paid during 2018 were determined as of March 31, 2018, none of the Company’s distributions would have represented a return of capital. The return of capital portion of these distributions for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 (which includes the period December 8, 2012 to December 31, 2012), was $0.0, $0.09, $0.23, $0.72, and $0.40, respectively.

(3)	Period from April 1, 2018 through May 17, 2018.

(4)	Includes a special dividend of $0.37 per share representing undistributed net long-term capital gains realized by the Company in 2017.
*    Not determinable at the time of filing.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.
Defined Terms
We have used "we," "us," "our," "our company," and "the Company" to refer to OFS Capital Corporation in this prospectus. We also have used several other terms in this report, which are explained or defined below:

Term	Definition or Meaning
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	Administration agreement between the Company and OFS Services dated November 7, 2012
Annual Distribution Requirement	Distributions to our stockholders, for each taxable year, of at least 90% of our ICTI
ASU	Accounting Standards Updates, as issued by the FASB
BDC	Business Development Company under the 1940 Act
BLA	Business Loan Agreement, as amended, with Pacific Western Bank, as lender, which provides the Company with a senior secured revolving credit facility
Board	The Company's board of directors
Code	Internal Revenue Code of 1986, as amended
DRIP	Distribution reinvestment plan
EBITDA	Earnings before interest, taxes, depreciation, and amortization
Exchange Act	Securities Exchange Act of 1934
FASB	Financial Accounting Standards Board
GAAP	Accounting principles generally accepted in the United States
HPCI	Hancock Park Corporate Income, Inc., a non-traded BDC with an investment strategy similar to the Company for whom OFS Advisor serves as investment adviser
ICTI	Investment company taxable income, which is generally net ordinary income plus net short-term capital gains in excess of net long-term capital losses
Investment Advisory Agreement	Investment advisory agreement between the Company and OFS Advisor dated November 7, 2012
IPO	Initial Public Offering
LIBOR	London Interbank Offered Rate
OFS Advisor	OFS Capital Management, LLC, a wholly-owned subsidiary of OFSAM and registered investment advisor under the 1940 Act
OFS Capital WM	OFS Capital WM, LLC, a wholly-owned investment company subsidiary
OFS Services	OFS Capital Services, LLC, a wholly-owned subsidiary of OFSAM and affiliate of OFS Advisor
OFSAM	Orchard First Source Asset Management, LLC, a full-service provider of capital and leveraged finance solutions to U.S. corporations
Prime Rate	United States Prime interest rate
PWB Credit Facility	Senior secured revolving credit facility between the Company and Pacific Western Bank, as lender
RIC	Regulated investment company under the Code
SBA	U.S. Small Business Administration
SBIC	A fund licensed under the SBA small business investment company program
SBIC Acquisition	The Company's acquisition of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC on December 4, 2013

Term	Definition or Meaning
SBIC Act	Small Business Investment Act of 1958
SBIC I LP	OFS SBIC I, LP, a wholly-owned SBIC subsidiary of the Company
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended

Overview
We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act, which imposes certain investment restrictions on our portfolio. Our investment activities are managed by OFS Advisor; and OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. In exchange for these services we pay OFS Advisor a base management fee and an incentive fee and we pay OFS Services an administration fee. The base management fee, incentive fee, and the administration fee represents a substantial portion of our total expenses.
Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments in middle-market companies in the United States. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the bulk of our portfolio companies since inception, and as of March 31, 2018. We believe that this market segment will continue to produce significant investment opportunities for us.
We execute our investment strategy, in part, through SBIC I LP, a licensee under the SBA's SBIC program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see "Item 1. Business—Regulation—Small Business Investment Company Regulation”. On a stand-alone basis, SBIC I LP held approximately $250.9 million and $251.6 million in assets at March 31, 2018 and December 31, 2017, respectively, which accounted for approximately 67% and 70% of our total consolidated assets, respectively.
We generate revenue in the form of interest income on debt investments, and capital gains and dividend income from our equity investments. Our debt investments typically have a term of three to eight years and bear interest at fixed and floating rates. As of March 31, 2018, floating rate and fixed rate loans comprised 76% and 24%, respectively, of our current debt investment portfolio at fair value. We expect to make quarterly distributions, such that we distribute substantially all of our ICTI. In addition, although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.
Further, we have elected to be taxed as a RIC under the Code. As a RIC, we are not required to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our ICTI. We are required to recognize ICTI in circumstances in which we have not received a corresponding payment in cash. For example, we hold debt obligations that are treated under applicable tax rules as issued with OID and debt instruments with PIK interest, and we must include in ICTI each year the portion of the OID and PIK interest that accrues for that year (as it accrues over the life of the obligation), irrespective of the fact the cash representing such income is received by us in that taxable year. The continued recognition of non-cash ICTI may cause difficulty in meeting the Annual Distribution Requirement. We may be required to sell investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities to meet this requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the SBCAA, was signed into law. The SBCAA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the asset coverage ratio test applicable to us will be decreased from 200% to 150%, effective May 3, 2019.

We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Related to our Business and Structure" in this prospectus. As a BDC, we may need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage. For additional overview information on the Company, see "The Company" in this prospectus.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
Critical Accounting Policies and Significant Estimates
The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. Critical accounting policies are those that require management to make subjective or complex judgments about the effect of matters that are inherently uncertain and may change in subsequent periods. Changes that may be required in the underlying assumptions or estimates in these areas could have a material impact on our current and future financial condition and results of operations.
Our critical accounting policies and estimates are those relating to revenue recognition and fair value estimates. Management has discussed the development and selection of each critical accounting policy and estimate with the Audit Committee of the Board of Directors. For descriptions of our revenue recognition and fair value policies, see Note 2 to the consolidated financial statements included elsewhere herein.
Revenue recognition. Our investment activities frequently involve the acquisition of multiple financial instruments or rights either in an initial transaction, or in subsequent or "follow-on" transactions, including amendments to existing securities. These financial instruments can include loans, preferred and common equity, and warrants. Acquired rights can include fixed or variable fees that can be either guaranteed or contingent upon operating performance of the underlying portfolio companies. Moreover, these fees may be payable in cash or additional securities. (Acquired rights and financial instruments together, "Instruments".)
The revenue recognized on these Instruments is a function of the consideration allocated to them at the time of acquisition. Additionally, subsequent amendments to these Instruments can involve both

•	a determination as to whether the amendment is

◦	of such significance to deem it the consummation of the initial investment transaction and the acquisition of new Instruments (i.e., a "significant modification"), or

◦	a modification of those Instruments to be recognized over their remaining lives, and

•	an additional allocation of consideration among newly acquired Instruments.
These allocations are generally based on the relative fair value of the Instruments at the time of the transaction, a process involving fair value estimates which is also a critical accounting policy and significant estimate. Moreover, these allocations and determinations can differ between GAAP and federal income tax bases. Once determined, these allocations directly affect the discount/premium and yield on debt securities, and the cost and net gains/losses on equity securities recognized in the consolidated statements of operations and ICTI. These allocations require an understanding of the terms and conditions of the underlying agreements and significant management judgment. During the three months ended March 31, 2018 and 2017, we allocated $0.3 million and $0, respectively, to the cost basis of equity received in connection with acquired Instruments resulting in a corresponding decrease in the cost basis of the applicable loan investment.
Fair value estimates. As of March 31, 2018, approximately 90% of our total assets were carried on the consolidated balance sheets at fair value. As discussed more fully in Note 2 to the consolidated financial statements included elsewhere in this prospectus. GAAP requires us to categorize financial assets and liabilities carried at fair value according to a three-level valuation hierarchy. The hierarchy gives the highest priority to quoted, active market prices for identical assets and liabilities (Level 1) and the lowest priority to valuation techniques that require significant management judgment because one or more of the significant inputs are unobservable in the market place (Level 3). All of our assets carried at fair value are classified as Level 3; we typically do not hold equity securities or other instruments that are actively traded on an exchange.
As described in Note 5 to the consolidated financial statements included elsewhere in this prospectus, we follow a process, under the supervision and review of the Board, to determine these unobservable inputs used to calculate the fair values of our investments. The most significant unobservable inputs in these fair value measurements are the discount rates, EBITDA multiples and projected cash flows contractually due from the investment.
We consider a variety of factors in our determination of the discount rate to be applied to an investment including, among other things, investment type, LIBOR swap rate, indicative yields from independent third-party sources and the yield on our investment relative to indicative yields at the time of our investment (initial and subsequent investments) in the portfolio company.
We also consider a variety of factors in our determination of the EBITDA multiple to be applied to an investment including, among other things, the actual EBITDA multiple for the last arms-length transaction, the ratio of the portfolio company’s EBITDA multiple to EBITDA multiples on comparable public companies ("Comparable Multiples"), and the change in Comparable Multiples and the financial performance of the underlying comparable public companies relative to the financial performance of the portfolio company.
For both the discount rate and the EBITDA multiple we also consider developments at the portfolio company since our investment including, but not limited to, trends in the portfolio company’s earnings and leverage multiple, and input from our independent third-party valuation firms. This process typically results in a single selected discount rate and/or EBITDA multiple for each investment.
The following table illustrates the sensitivity of our fair value measures to reasonably likely changes to the estimated discount rate and EBITDA multiple inputs used in our debt and equity investment valuations at March 31, 2018 (dollar amounts in thousands):

	Fair Value at March 31, 2018	Weighted average discount rate/EBITDA multiple at March 31, 2018	Discount rate sensitivity		EBITDA multiple sensitivity
Valuation Method / Investment Type			-10% Weighted average	+10% Weighted average	+0.5x	-0.5x
Discounted cash flow
Debt investments:
Senior Secured	$163,635	13.09%	$166,983	$158,680	N/A	N/A
Subordinated	$43,578	15.08%	$44,592	$42,261	N/A	N/A

Enterprise value
Debt investments:
Senior Secured	$13,403	7.50x	N/A	N/A	$14,214	$12,591
Subordinated	$2,559	6.75x	N/A	N/A	$2,772	$2,345

Equity investments:
Preferred equity	$17,896	7.79x	N/A	N/A	$17,966	$15,541
Common equity and warrants	$13,891	6.48x	N/A	N/A	$16,054	$11,283
The table above presents the impact to our debt and equity investment fair value accounting measures by uniformly modifying our discount rate and EBITDA multiple valuation inputs, as applicable. This discount rate sensitivity measures included in the table do not present the estimated effect of hypothetical changes in actual, observed interest rates, which would affect the cash flows from many of the underlying investments as they are indexed to LIBOR, the operating environment of many of our portfolio companies, and other factors, as well as our estimates of the discount rate valuation input. The effect of hypothetical changes in actual, observed interest rates on our fair value measures is not subject to reasonable estimation.

Related Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:

•
The Investment Advisory Agreement with OFS Advisor to manage our operating and investment activities. Under the Investment Advisory Agreement we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. See Note 3 to the March 31, 2018, consolidated financial statements included elsewhere in this prospectus.

•
The Administration Agreement with OFS Capital Services, an affiliate of OFS Advisor, to provide us with the office facilities and administrative services necessary to conduct our operations. See Note 3 to the March 31, 2018, consolidated financial statements included elsewhere in this prospectus.

•
A license agreement with OFSAM, the parent company of OFS Advisor, under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other BDCs affiliated with OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including HPCI.

Portfolio Composition and Investment Activity
Portfolio Composition
As of March 31, 2018, the fair value of our debt investment portfolio totaled $299.0 million in 35 portfolio companies, of which 78% and 22% were senior secured loans and subordinated loans, respectively, and approximately $36.5 million in equity investments, at fair value, in 19 portfolio companies in which we also held debt investments and four portfolio companies in which we solely held an equity investment. We had unfunded commitments of $10.0 million to four portfolio companies at March 31, 2018. Set forth in the tables and charts below is selected information with respect to our portfolio as of March 31, 2018, and December 31, 2017.
The following table summarizes the composition of our investment portfolio as of March 31, 2018, and December 31, 2017 (dollar amounts in thousands):

	March 31, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior secured debt investments (1)	$234,353	$233,324	$196,020	$195,112
Subordinated debt investments	78,904	65,671	63,031	51,198
Preferred equity	26,471	20,456	24,103	19,200
Common equity and warrants	8,447	16,013	6,821	11,989
	$348,175	$335,464	$289,975	$277,499
Total number of portfolio companies	39	39	37	37

(1)
Includes debt investments in which we have entered into contractual arrangements with co‑lenders whereby, subject to certain conditions, we have agreed to receive our principal payments after the repayment of certain co‑lenders pursuant to a payment waterfall. The aggregate amortized cost and fair value of these investments was $21,103 and $21,574 at March 31, 2018, respectively, and $21,709 and $21,919, at December 31, 2017, respectively

The following table shows the portfolio composition by geographic region at amortized cost and fair value and as a percentage of total investments; the geographic composition is determined by the location of the portfolio companies' corporate headquarters (dollar amounts in thousands):

	Amortized Cost				Fair Value
	March 31, 2018		December 31, 2017		March 31, 2018		December 31, 2017
South - US	$156,922	45.1%	$126,123	43.5%	$154,672	46.1%	$124,699	44.9%
Northeast - US	104,157	29.8	106,506	36.7	88,474	26.4	91,012	32.8
West - US	72,260	20.8	32,976	11.4	72,595	21.6	33,097	11.9
Midwest - US	14,836	4.3	20,431	7.0	19,723	5.9	24,621	8.9
Canada	—	—	3,939	1.4	—	—	4,070	1.5
Total	$348,175	100.0%	$289,975	100.0%	$335,464	100.0%	$277,499	100.0%
As of March 31, 2018, our investment portfolio’s three largest industries by fair value, were (1) Manufacturing, (2) Other Services (except Public Administration), and (3) Wholesale Trade, totaling approximately 40.6% of the investment portfolio. For a full summary of our investment portfolio by industry, see Note 4 to the consolidated financial statements included elsewhere in this prospectus.
The following table presents our debt investment portfolio by investment size as of March 31, 2018, and December 31, 2017 (dollar amounts in thousands):

	Amortized Cost				Fair Value
	March 31, 2018		December 31, 2017		March 31, 2018		December 31, 2017
Up to $4,000	$27,646	8.8%	$28,403	10.9%	$26,488	8.9%	$24,745	10.1%
$4,001 to $7,000	44,120	14.1	53,271	20.5	32,352	10.8	45,765	18.6
$7,001 to $10,000	76,299	24.4	84,596	32.7	65,801	22.0	84,026	34.1
$10,001 to $13,000	24,104	7.7	37,706	14.6	34,198	11.4	38,033	15.4
Greater than $13,000	141,088	45.0	55,075	21.3	140,156	46.9	53,741	21.8
Total	$313,257	100.0%	$259,051	100.0%	$298,995	100.0%	$246,310	100.0%
The following table displays the composition of our performing debt investment portfolio by weighted average yield as of March 31, 2018, and December 31, 2017:

	March 31, 2018			December 31, 2017
	Senior Secured	Subordinated	Total	Senior Secured	Subordinated	Total
Weighted Average Yield (1)	Debt	Debt	Debt	Debt	Debt	Debt
Less than 8%	1.7%	—%	1.3%	2.0%	—%	1.6%
8% - 10%	9.8	3.2	8.3	26.7	—	21.1
10% - 12%	45.7	5.6	36.7	38.4	11.5	32.7
12% - 14%	18.7	62.2	28.5	10.1	50.8	18.6
Greater than 14%	24.1	29.0	25.2	22.8	37.7	26.0
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weighted average yield - performing debt investments (1)	12.28%	13.55%	12.57%	11.76%	13.40%	12.11%
Weighted average yield - total debt investments (2)	12.28%	11.64%	12.12%	11.76%	11.05%	11.59%
(1) The weighted average yield on our performing debt investments is computed as (a) the annual stated accruing interest plus the annualized accretion of Net Loan Fees divided by (b) amortized cost of our debt investments, excluding debt investments in non-accrual status as of the balance sheet date.
(2) The weighted average yield on our total debt investments is computed as (a) the annual stated accruing interest plus the annualized accretion of Net Loan Fees divided by (b) amortized cost of our debt investments, including debt investments in non-accrual status as of the balance sheet date.
The weighted average yield on total investments was 10.91% and 10.35% at March 31, 2018 and December 31, 2017, respectively. Weighted average yield on total investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of Net Loan Fees, plus the effective yield on our performing preferred equity investments, divided by (b) amortized cost of our total investment portfolio, including assets in non-accrual status as of the balance sheet date. The weighted average yield of our investments is not the same as a return on investment for our stockholders but, rather, the gross investment income from our investment portfolio before the payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.
The weighted average yield increased from 12.11% at December 31, 2017 to 12.57% at March 31, 2018, primarily due to an increase in LIBOR, which is indexed to our debt investments bearing floating rates, and the net deployment of cash during the three months ended March 31, 2018 into higher yielding loans.
The interest rates on our debt investments bearing floating interest rates are usually based on a floating LIBOR, and the debt investments typically contain interest rate re-set provisions that adjust applicable interest rates to current market rates on a periodic basis
As of March 31, 2018, and December 31, 2017, floating rate loans at fair value were 76% and 76% of our debt investment portfolio, respectively, and fixed rate loans at fair value were 24% and 24% of our debt investment portfolio, respectively.
Investment Activity
The following is a summary of our investment activity for the three months ended March 31, 2018 and 2017 (in millions).

	Three Months Ended March 31, 2018		Three Months Ended March 31, 2017
	Debt Investments	Equity Investments	Debt Investments	Equity Investments
Investments in new portfolio companies	$68.4	$4.6	$—	$—
Investments in existing portfolio companies
Follow-on investments	23.5	0.3	5.6	—
Delayed draw / revolver funding	1.4	—	0.5	—
Total investments in existing portfolio companies	24.9	0.3	6.1	—
Total investments in new and existing portfolio companies	$93.3	$4.9	$6.1	$—
Number of new portfolio company investments	7	4	—	—
Number of existing portfolio company investments	5	1	5	—

Proceeds/distributions from principal payments/ equity investments	$13.0	$—	$32.0	$—
Proceeds from investments sold or redeemed	27.1	1.1	—	—
Total proceeds from principal payments, equity distributions and investments sold	$40.1	$1.1	$32.0	$—
Our level of investment activity may vary substantially from period to period depending on various factors, including, but not limited to, the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

We categorize debt investments into seven risk categories based on relevant information about the ability of borrowers to service their debt. For additional information regarding our risk categories, see "The Company–Portfolio Review/Risk Monitoring" in this prospectus. The following table shows the classification of our debt investments portfolio by credit risk rating as of March 31, 2018, and December 31, 2017 (dollar amounts in thousands):

	Amortized Cost				Fair Value
Risk Category	March 31, 2018		December 31, 2017		March 31, 2018		December 31, 2017
1 (Low Risk)	$—	—%	$—	—%	$—	—%	$—	—%
2 (Below Average Risk)	3,820	1.2	3,823	1.5	3,820	1.3	3,755	1.5
3 (Average)	259,200	82.7	220,332	85.0	260,635	87.1	222,027	90.1
4 (Special Mention)	34,385	11.0	19,114	7.4	31,981	10.7	16,454	6.7
5 (Substandard)	4,762	1.5	4,692	1.8	2,559	0.9	2,873	1.2
6 (Doubtful)	11,090	3.5	11,090	4.3	—	—	1,201	0.5
7 (Loss)	—	—	—	—	—	—	—	—
	$313,257	99.9%	$259,051	100.0%	$298,995	100.0%	$246,310	100.0%
Changes in the distribution of our debt investments across risk categories, were a result of new debt investments, the receipt of amortization payments on existing debt investments, repayment of certain debt investments in full, changes in the fair value of our existing debt investments within the categories, including a reduction of $1.2 million in risk category 6, resulting from the decrease in the fair value of our non-accrual loan (Southern Technical Institute, LLC) to $0, and other investment activity.
Non-Accrual Loans
At March 31, 2018 and December 31, 2017, we had two loans (Community Intervention Services, Inc. and Southern Technical Institute, LLC) on non-accrual status with respect to all interest and Net Loan Fee amortization, with an aggregate amortized cost and fair value of $11.1 million and $0, and $11.1 million and $1.2 million, respectively.
PIK and Cash Dividend Accruals
At March 31, 2018, we had four preferred equity securities (Master Cutlery, LLC, Stancor, L.P., Southern Technical Institute, LLC, and TRS Services, LLC), with an aggregate amortized cost and fair value of $10.5 million and $3.1 million, respectively, for which the fair value of the most-recently recognized PIK dividend as of December 31, 2017, was $0. At December 31, 2017, we owned four preferred equity securities (Master Cutlery, LLC, Stancor, L.P., Southern Technical Institute, LLC, and TRS Services, LLC), with an aggregate amortized cost and fair value of $10.5 million and $3.7 million, respectively, for which the fair value of the most-recently recognized PIK dividend as of December 31, 2017, was $0.
Results of Operations
Key Financial Measures
The following is a discussion of the key financial measures that management employs in reviewing the performance of our operations.
Total Investment Income. We generate revenue in the form of interest income on debt investments and dividend income from our equity investments. Our debt investments typically have a term of three to eight years and bear interest at fixed and floating rates. As of March 31, 2018, floating rate and fixed rate loans comprised 76% and 24%, respectively, of our debt investment portfolio at fair value; however, in accordance with our investment strategy, we expect that over time the proportion of fixed rate loans will continue to increase. In some cases, our investments provide for PIK interest, or PIK dividends (meaning interest or dividends paid in the form of additional principal amount of the loan or equity security instead of in cash). We also generate revenue in the form of management, valuation, and other contractual fees, which is recognized as the related services are rendered. In the general course of business, we receive certain fees from portfolio companies which are non-recurring in nature. Such non-recurring fees include prepayment fees on certain loans repaid prior to their scheduled due date, which are recognized as earned when received, and fees for capital structuring services from certain portfolio companies, which are recognized as earned upon closing of the investment. Net Loan Fees are capitalized, and accreted or amortized over the life of the loan as interest income. When we receive principal payments on a loan in an amount that exceeds its amortized cost, we will also recognize the excess principal payment as income in the period it is received.
Expenses. Our primary operating expenses include interest expense due under our outstanding borrowings, the payment of fees to OFS Advisor under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We will bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing and long-distance telephone;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•	other expenses incurred by either OFS Services or us in connection with administering our business.
Net Gain (Loss) on Investments. Net gain (loss) on investments consists of the sum of: (a) realized gains and losses from the sale of debt or equity securities, or the redemption of equity securities; and (b) net unrealized appreciation or depreciation on debt and equity investments. In the period in which a realized gain or loss is recognized, such gain or loss will generally be offset by the reversal of accumulated net unrealized appreciation or depreciation, and the net gain recognized in that period will generally be smaller. The accumulated net unrealized appreciation or depreciation on debt securities is also reversed when those investments are redeemed or paid off prior to maturity. In such instances, the reversal of accumulated unrealized appreciation or depreciation will be reported as a net loss or gain, respectively, and may be partially offset by the acceleration of any premium or discount on the debt security, which is reported in interest income, and any prepayment fees on the debt security, which is reported in fee income.
We do not believe that our historical operating performance is necessarily indicative of our future results of operations that we expect to report in future periods. We are primarily focused on investments in middle-market companies in the United States, including debt investments and, to a lesser extent, equity investments, including warrants and other minority equity securities, which differs to some degree from our historical investment concentration, in senior secured loans to middle-market companies in the United States. Moreover, as a BDC and a RIC, we will also be subject to certain constraints on our operations, including, but not limited to, limitations imposed by the 1940 Act and the Code. In addition, SBIC I L.P. is subject to regulation and oversight by they SBA. For the reasons described above, the results of operations described below may not necessarily be indicative of the results we expect to report in future periods.
Net increase in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net increase in net assets resulting from operations may not be meaningful.

Comparison of the three months ended March 31, 2018, and 2017
Consolidated operating results for the three months ended March 31, 2018 and 2017, are as follows (in thousands):

	Three Months Ended March 31,
	2018	2017
Investment income
Interest income:
Cash interest income	$7,713	$6,615
Net Loan Fee amortization	275	341
Other interest income	94	11
Total interest income	8,082	6,967
PIK income:
PIK interest income	373	314
Preferred equity PIK dividends	339	383
Total PIK income	712	697
Dividend income:
Preferred equity cash dividends	163	90
Common equity dividends	—	33
Total dividend income	163	123
Fee income:
Management, valuation and other	33	42
Prepayment and other	13	205
Total fee income	46	247
Total investment income	9,003	8,034
Total expenses	5,187	4,694
Net investment income	3,816	3,340
Net gain (loss) on investments	(323)	1,526
Net increase in net assets resulting from operations	$3,493	$4,866
Interest and PIK income by debt investment type for the three months ended March 31, 2018 and 2017, is summarized below (in thousands):

	Three Months Ended March 31,
	2018	2017
Interest income:
Senior secured debt investments	$6,087	$5,123
Subordinated debt investments	1,995	1,844
Total interest income	8,082	6,967
PIK interest income:
Senior secured debt investments	263	256
Subordinated debt investments	110	58
Total PIK interest income	$373	$314
Interest income increased by $1.2 million for the three months ended March 31, 2018, compared to the three months ended March 31, 2017 due to a $1.5 million increase in recurring interest income caused by a 22% increase in the average outstanding loan balance, offset by a decrease of $0.2 million in recurring interest income resulting from a 35 basis point decrease in the weighted average yield on our portfolio. Acceleration of Net Loan Fees of $0 and $0.1 million were included in interest income for the three months ended March 31, 2018 and 2017, respectively.
Fee income decreased by $0.2 million for the three months ended March 31, 2018, compared to the three months ended March 31, 2017, primarily due to a decrease in prepayment fees. We recorded prepayment fees of $0.2 million resulting from $16.9 million of unscheduled principal payments during the three months ended March 31, 2017. We did not record prepayment fees during the three months ended March 31, 2018.

Expenses

	Three Months Ended March 31,
	2018	2017
Interest expense	$1,634	$1,387
Management fees	1,360	1,192
Incentive fee	736	1,181
Professional fees	201	263
Administration fee	583	401
Other expenses	695	270
Total expenses before incentive fee waiver	5,209	4,694
Incentive fee waiver	(22)	—
Total expenses, net of incentive fee waiver	5,187	4,694
Interest expense for the three months ended March 31, 2018 increased over the corresponding period in the prior year primarily due to an increase in net borrowings under our PWB Credit Facility. The average dollar amount of borrowings outstanding under the PWB Credit Facility during the three months ended March 31, 2018 was $22.4 million and $5.7 million, respectively. There were no borrowings under the PWB Credit Facility during the three months ended March 31, 2017.
Management fee expense for the three months ended March 31, 2018 increased $0.2 million over the corresponding period in the prior year due to an increase in our average total assets, primarily due to a increase in net investment activity.
Incentive fee expense decreased by $0.4 million for the three months ended March 31, 2018 compared to the three months ended March 31, 2017 primarily due to a decrease in the accrued Capital Gain Fee. We accrue the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive, and was $0 and $0.3 million for the three months ended March 31, 2018 and 2017, respectively. On May 1, 2018, OFS Advisor agreed to irrevocably waive the receipt of Part One incentive fees (based on net investment income) of $22,000 related to net investment income, that it would otherwise be entitled to receive under the Investment Advisory Agreement for the three months ended March 31, 2018. As a result of the voluntary fee waiver, the Company incurred Part One incentive fee expense $714 for the three months ended March 31, 2018, which is equal to the Part One incentive fee expense the Company incurred for the three months ended December 31, 2017.
Administration fee expense for the three months ended March 31, 2018 increased $0.2 million over the corresponding period in the prior year primarily due to an increase in our allocable portion of OFS Services’s overhead in connection with a foreign debt transaction that we elected not to pursue due to regulatory changes and market conditions.
Other expenses for the three months ended March 31, 2018, increased over the corresponding period in the prior year primarily due to legal and other offering costs incurred during the first quarter of 2018 in connection with a foreign debt transaction that we elected not to pursue due to regulatory changes and market conditions.
Net Gain (Loss) on Investments
Net gain (loss) by investment type for the three months ended March 31, 2018 and 2017, are as follows (in thousands):

	Three Months Ended March 31,
	2017	2017
Senior secured debt	$279	$(1,590)
Subordinated debt	(1,400)	(223)
Preferred equity	(1,112)	2,989
Common equity and warrants	1,910	350
Net loss on investments	$(323)	$1,526
Three months ended March 31, 2018
We recognized net gains of $0.3 million on senior secured debt during the three months ended March 31, 2018, primarily as a result of realized gains of $0.4 million from the sale of five senior secured loans, offset by unrealized losses of $0.2 million, primarily as a result of the net negative impact of portfolio company-specific performance factors and the impact of changes to certain market loan indices.

We recognized net losses of $1.4 million on subordinated debt during the three months ended March 31, 2018, primarily as a result of the negative impact of portfolio company-specific performance factors, including an unrealized depreciation of $1.2 million recognized on our subordinated debt investment in Southern Technical Institute, LLC, which was placed on non-accrual during 2017 and written down to a fair value of $0 at March 31, 2018.
We recognized net losses of $1.1 million on preferred equity investments for the three months ended March 31, 2018, primarily as a result of the net negative impact of portfolio company-specific performance factors.
We recognized net gains of $1.9 million on common equity and warrant investments for the three months ended March 31, 2018, primarily as a result of the positive impact of portfolio company-specific performance factors.
Three months ended March 31, 2017
We recognized net losses of $1.6 million on senior secured debt during the three months ended March 31, 2017, primarily as a result of the impact of changes to EBITDA multiples used in our valuations, offset by the positive impact of portfolio company-specific performance factors.
We recognized net losses of $0.2 million on subordinated debt during the three months ended March 31, 2017, primarily as a result of the net impact of portfolio company-specific performance factors.
We recognized net gains of $3.0 million on preferred equity investments for the three months ended March 31, 2017, primarily as a result of the net impact of changes to EBITDA multiples used in our valuations and the net positive impact of portfolio company-specific performance factors.
We recognized net gains of $0.4 million on common equity and warrant investments for the three months ended March 31, 2017, primarily as a result of the impact of changes to EBITDA multiples used in our valuations, offset primarily by the net negative impact of portfolio company-specific performance factors.
Comparison of years ended December 31, 2017, 2016, and 2015.
Consolidated operating results for the years ended December 31, 2017, 2016, and 2015 are as follows (in thousands):

	Years Ended December 31,
	2017	2016	2015
Investment income
Interest income:
Cash interest income	$26,444	$24,901	$25,464
Net Loan Fee amortization	1,450	1,414	2,263
Other interest income	230	85	37
Total interest income	28,124	26,400	27,764
PIK income:
PIK interest income	1,508	1,194	1,206
Preferred equity PIK dividends	1,399	1,433	1,116
Total PIK income	2,907	2,627	2,322
Dividend income:
Preferred equity cash dividends	165	168	160
Common equity dividends	317	307	85
Total dividend income	482	475	245
Fee income:
Management, valuation, and other	163	159	159
Prepayment, structuring, and other fees	1,750	1,433	1,774
Total fee income	1,913	1,592	1,933
Total investment income	33,426	31,094	32,264
Total expenses	17,549	16,949	18,853
Net investment income	15,877	14,145	13,411
Net gain (loss) on investments	(7,967)	(317)	4,820
Net increase in net assets resulting from operations	$7,910	$13,828	$18,231

Interest and PIK income by debt investment type for the years ended December 31, 2017, 2016, and 2015 are summarized below (in thousands):

	Years Ended December 31,
	2017	2016	2015
Interest and PIK interest income:
Senior secured debt investments	$21,785	$19,485	$20,038
Subordinated debt investments	7,847	8,109	8,932
Total interest and PIK interest income	$29,632	$27,594	$28,970
Comparison of investment income for the years ended December 31, 2017 and 2016:
Interest income increased approximately $3.2 million, due to a $3.4 million increase in recurring interest income caused by a 12% increase in the average outstanding loan balance during 2017, offset by a decrease of $1.4 million in recurring interest income resulting from a 63 basis point decrease in the weighted average yield in our portfolio during the year ended December 31, 2017. Acceleration of Net Loan Fees of $0.6 million and $0.6 million were included in interest income for the year ended December 31, 2017 and 2016, respectively, from the repayment of loans prior to their scheduled due dates.
Fee income increased $0.3 million primarily due to an increase in prepayment fees and capital structuring fees. We recorded prepayment fees of $1.0 million resulting from $60.2 million of unscheduled principal payments during the year ended December 31, 2017, compared to $0.9 million from $25.0 million of unscheduled principal payments during 2016. We recognized capital structuring fees of $0.5 million and $0.4 million for the years ended December 31, 2017 and 2016, respectively, upon the closing of $55.7 million and $37.3 million of debt and equity investments, respectively.
Comparison of investment income for the years ended December 31, 2016 and 2015:
Interest income decreased $1.4 million primarily due to a $1.0 million decrease in recurring interest income and a $0.4 million decrease in accelerated Net Loan Fees. Acceleration of Net Loan Fees occur and are recognized on certain loans that are repaid prior to their scheduled due date. The $1.0 million decrease in recurring interest income was primarily due to a $3.6 million decrease caused by a 13% decrease in the average outstanding loan balance during 2016, offset by an increase of $2.6 million caused by a 19 basis point increase in the weighted average yield in our portfolio during the year ended December 31, 2016. The 13% decrease in the weighted average principal balance of investments and increase in our average portfolio yield was primarily a result of the sale of a portfolio of 20 senior secured debt investments with an aggregate principal balance of approximately $67.8 million as of May 28, 2015 to Madison (the "WM Asset Sale") which occurred on May 28, 2015 (See "Liquidity and Capital Resources—WM Asset Sale and Related Transactions" for further details), the proceeds of which had only been partially reinvested in higher-yielding assets subsequent to the WM Asset Sale. Acceleration of Net Loan Fees of $0.6 million and $1.0 million were included in interest income for the years ended December 31, 2016 and 2015, respectively.
Preferred equity cash and PIK dividend income increased approximately $0.3 million primarily as a result of additional preferred equity securities purchased during 2015. Common equity dividend income increased by $0.2 million primarily due to an additional common equity security purchased during the fourth quarter of 2015.
Fee income decreased $0.3 million primarily due to a decrease in prepayment fees and capital structuring fees. We recorded prepayment fees of $0.9 million resulting from $25.0 million of unscheduled principal payments during the year ended December 31, 2016, compared to $1.1 million from $47.5 million of unscheduled principal payments during 2015. We recognized capital structuring fees of $0.4 million and $0.7 million for the years ended December 31, 2016 and 2015, respectively, upon the closing of $37.3 million and $89.0 million of debt and equity investments, respectively.

Expenses

	Years Ended December 31,
	2017	2016	2015
	(Amounts in thousands)
Interest expense	$5,813	$5,302	$6,959
Management fees	4,999	4,516	5,225
Incentive fee	2,962	3,333	2,627
Professional fees	1,115	1,200	1,114
Administration fee	1,314	1,304	1,637
General and administrative expenses	1,346	1,294	1,291
Total expenses	$17,549	$16,949	$18,853

Comparison of expenses for the years ended December 31, 2017 and 2016:
Interest expense increased primarily due to an increase in borrowings under our PWB Credit Facility. The average dollar amount of borrowings outstanding under the PWB Credit Facility during the years ended December 31, 2017 and 2016 was $8.5 million and $0.6 million, respectively.
Management fee expense increased by $0.5 million due to an increase in our average total assets, primarily due to an increase in net investment activity, including deployment of funds from our our follow-on public offering of 3,625,000 shares of our common stock in April 2017 (the "Offering").
Incentive fee expense decreased by $0.4 million primarily due to a $0.6 million decrease in Part One incentive fees, due to a share issuance adjustment related to the Offering, which raised the hurdle rate to a level that was not exceeded in the second quarter because the Offering proceeds were not fully deployed, offset by an increase in pre-incentive fee net investment income due to an increase in net investment activity, including additional deployment of funds from the Offering, and an increase in the accrued Capital Gains Fee. During the year ended December 31, 2017, we did not incur a Capital Gains Fee, compared to a Capital Gains Fee of $(0.1) million recorded during the year ended December 31, 2016, which represents the reversal of the accrued Capital Gains Fee at December 31, 2015.
Comparison of expenses for the years ended December 31, 2016 and 2015:
Interest expense decreased by $1.7 million, primarily due to a year-over-year decrease of $0.8 million in cash interest expense on the WM Credit Facility and a $1.6 million write-off of deferred debt issuance costs, both related to our permanent reduction of the WM Credit Facility and the termination of the WM Credit Facility on May 28, 2015, offset by an increase of $0.7 million in cash interest expense incurred on our SBA debentures. Interest expense on our SBA debentures increased due to an increase in the weighted average interest rate and the weighted average debentures outstanding during the year ended December 31, 2016, as a result of additional debenture draws of $22.6 million during the nine months ended September 30, 2015, which pooled on September 23, 2015.
Management fee expense decreased by $0.7 million due to a decrease in the average total assets subject to the base management fee.
Incentive fee expense increased by $0.7 million due to an 11% increase in pre-incentive fee net investment income compared to the prior year, which resulted in a $0.8 million increase in the incentive fee catch-up provision (the amount of pre-incentive fee income that exceeds the hurdle rate but is less than 2.5%) and a $0.1 million increase in the incentive fee due to the amount of pre-incentive fee income that exceeded 2.5%, partially offset by a $0.1 million decrease in the Capital Gains Fee, which represents the reversal of the accrued Capital Gains Fee at December 31, 2015.
Administrative fee expense decreased by $0.3 million, primarily due to a decrease in the allocable amount of incentives of our officers and their respective staffs, which OFS Services passed along to us under our administration agreement.

Net gain (loss) on investments

	Years Ended December 31,
	2017	2016	2015
	(Amounts in thousands)
Senior secured debt	$(4,441)	$411	$(1,276)
Subordinated debt	(8,667)	(2,368)	(1,106)
Preferred equity	5,373	(2,584)	3,351
Common equity and warrants	(232)	4,224	3,851
Net gain (loss) on investments	$(7,967)	$(317)	$4,820
Year ended December 31, 2017
We recognized net losses of $4.4 million on senior secured debt during the year ended December 31, 2017, primarily as a result of a realized loss of $5.0 million on our senior secured debt investment in My Alarm recognized upon restructuring in the third quarter of 2017, offset by the positive net impact of portfolio company-specific performance factors on other investments. We held the My Alarm investment from the fourth quarter of 2015 and recognized unrealized appreciation of $0.2 million, and $0 during the years ended December 31, 2016 and 2015, respectively.
We recognized net losses of $8.7 million on subordinated debt during the year ended December 31, 2017, primarily as a result of the net negative impact of portfolio company-specific performance factors, including unrealized depreciation of $5.4 million recognized on our debt investment in Community Intervention Services, Inc., which was placed on non-accrual status during 2016, unrealized depreciation of $2.1 million recognized on our debt investment in Southern Technical Institute, LLC, which was placed on non-accrual status during the fourth quarter of 2017, and $1.6 million of unrealized depreciation on our debt investment in Master Cutlery, LLC.
We recognized net gains of $5.4 million on preferred equity investments for the year ended December 31, 2017, primarily as a result of $7.7 million of net realized gains recognized upon sale of three equity investments, offset by the negative impact from changes to EBITDA multiples used in our valuations and negative impacts of portfolio company-specific performance factors, including a $2.1 million unrealized loss recognized on our equity investment in Southern Technical Institute, LLC. Included in net gains of $7.7 million for the year ended December 31, 2017, were realized gains of $11.0 million we recognized upon sale of the three aforementioned equity investments. We recognized cumulative unrealized appreciation of approximately $3.3 million on these investments through December 31, 2016, which resulted in an aggregate net gain of $7.7 million during the year ended December 31, 2017. In addition, previously recognized cumulative unrealized depreciation of $0.3 million at June 30, 2017, on our preferred equity investments in My Alarm, was realized upon restructuring.
We recognized net losses of $0.2 million on common equity and warrant investments for the year ended December 31, 2017, primarily as a result of the negative impact of portfolio company-specific performance factors, offset by a $0.4 million net gain realized upon sale of a common equity investment, which includes a realized gain of $0.9 million, for which we had recognized cumulative unrealized appreciation of $0.5 million through December 31, 2016.
Year ended December 31, 2016
We recognized net gains of $0.4 million on senior secured debt during the year ended December 31, 2016, primarily as a result of the net positive impact of market based transactions on our fair values, offset by the net impact of portfolio company-specific performance factors, the pay-off of certain senior secured debt investments, and $0.4 million as a result of the Valuation Methodology Change.
We recognized net losses of $2.4 million on subordinated debt during the year ended December 31, 2016, principally due to the net impact of portfolio company-specific performance factors and $0.5 million as a result of the Valuation Methodology Change.
We recognized net losses of $2.6 million on preferred equity investments for the year ended December 31, 2016, primarily due to the net impact of portfolio company-specific performance factors offset by $2.1 million as a result of the Valuation Methodology Change.
We recognized net gains of $4.2 million on common equity and warrant investments for the year ended December 31, 2016, primarily due to the net impact of portfolio company-specific performance factors and $0.4 million as a result of the Valuation Methodology Change. In addition, we realized gains of $2.1 million from the redemption of an equity investment. We held this investment from the first quarter of 2014 and recognized unrealized gains of $2.1 million and $0.5 during the years ended December 31, 2015 and 2014, respectively. The net impact of this transaction was a recognized net loss of $0.5 during the year ended December 31, 2016 due to the reversal of the accumulated unrealized gains in excess of the recognized realized gain.
Year ended December 31, 2015
We recognized net losses of $1.3 million on senior secured debt during the year ended December 31, 2015, primarily as a result of the net impact of changes to certain market loan indices, the impact of portfolio company-specific performance factors, and the settlement of a senior secured debt investment with one of our portfolio companies (Strata Pathology Services, Inc.) ("Strata Settlement") in the fourth quarter of 2015, partially offset by the pay-off of certain senior secured debt investments, including the WM Asset Sale. In connection with the Strata Settlement, we recognized a realized loss of $3.9 million and reversed $3.2 million of previously recognized cumulative unrealized depreciation.
We recognized net losses of $1.1 million on subordinated debt during the year ended December 31, 2015, principally due to the net impact of portfolio company-specific performance factors, and the impact of changes to certain market loan indices.
We recognized net gains of $3.4 million on preferred equity investments for the year ended December 31, 2015, primarily due to the impact of portfolio company-specific performance factors, the impact of certain investments moving closer to their expected exit events, and a net gain of $0.7 million from the sale of an investment. We realized a $1.4 million gain on the sale of the equity investment, offset by the reversal of previously recognized unrealized gains from the date we held this investment, which included recognized unrealized gains of $0.5 at December 31, 2014.
We recognized net gains of $3.9 million on common equity and warrant investments for the year ended December 31, 2015, primarily due to the impact of exit-event assumptions on our valuations, the net impact of portfolio company-specific performance factors, and a gain of $0.7 million from the redemption of a warrant investment.
Liquidity and Capital Resources
At March 31, 2018, we held cash and cash equivalents of $31.9 million, which includes cash and cash equivalents of $31.2 million held by SBIC I LP, our wholly owned SBIC. Our use of cash held by SBIC I LP is restricted by SBA regulation, including limitations on the amount of cash SBIC I LP can distribute to OFS Capital Corporation as parent company (the "Parent"). Any such distributions to the Parent from SBIC I LP are generally restricted to a statutory measure of undistributed accumulated earnings of SBIC I LP under SBA regulation. During the three months ended March 31, 2018, the Parent received cash distributions of $3.5 million from SBIC I LP. At March 31, 2018, the Parent had $8.6 million of cash and cash equivalents available for general corporate activities, including $7.9 million held by SBIC I LP that was available for distribution to it. Additionally, the Parent had available borrowings of $9.1 million under our PWB Credit Facility at March 31, 2018.
Sources and Uses of Cash and Cash Equivalents
We generate cash through operations from net investment income and the net liquidation of portfolio investments, and use cash in our operations in the net purchase of portfolio investments. Significant variations may exist between net investment income and cash from net investment income, primarily due to the recognition of non-cash investment income, including certain Net Loan Fee amortization, PIK interest, and PIK dividends, which generally will not be fully realized in cash until we exit the investment. As discussed in "Item 1.–Financial Statements–Note 3", we pay OFS Advisor a quarterly incentive fee with respect to our pre-incentive fee net investment income, which includes investment income that we have not received in cash. In addition, we must distribute substantially all our taxable income, which approximates, but will not always equal, the cash we generate from net investment income to maintain our RIC tax treatment. Historically, our distributions have been in excess of taxable income, and we have limited history of net taxable gains. We also obtain cash to fund investments or general corporate activities from the issuance of securities and our revolving line of credit. These principal sources and uses of cash and liquidity are presented below (in thousands):

	Three Months Ended March 31,
	2018	2017
Cash from net investment income	$2,153	$2,362
Cash received from realized gains	374	—
Net (purchases and originations) repayments portfolio investments	(57,354)	28,833
Net cash provided by (used in) operating activities	(54,827)	31,195
Cash distributions paid	(9,376)	(3,257)
Net borrowings (repayments) on PWB Credit Facility	23,350	(1,500)
Payment of debt issuance costs and common stock offering expenses	(173)	(10)
Increase (decrease) in cash and cash equivalents	$(41,026)	$26,428

At March 31, 2018, we held cash and cash equivalents of $31.9 million, a decrease of $41.0 million from December 31, 2017.
Cash from net investment income
Cash from net investment income decreased $0.3 million for the three months ended March 31, 2018, compared to the three months ended March 31, 2017 principally due to an increase in cash paid for interest on our PWB Credit Facility and cash paid for legal and other offering costs during the first quarter of 2018 in connection with a foreign debt transaction that we elected not to pursue due to regulatory changes and market conditions.
Cash received from realized gains
Cash received on realized gains may differ from realized gains in the statement of operations due to delays in the receipt of sale proceeds related to escrow and earn-out provisions in the investment sales transactions.
Net (purchases and originations) repayments portfolio investments
During the three months ended March 31, 2018, net purchases and originations of portfolio investments were primarily due to $98.2 million of cash we used to purchase portfolio investments, offset by $40.9 million of cash we received from amortized cost repayments on our portfolio investments. During the three months ended March 31, 2017, net repayments were due to $32.0 million of cash we received from principal payments on our portfolio investments, offset by $3.1 million of cash we used to purchase portfolio investments.
Borrowings
SBA Debentures
SBIC I LP has a SBIC license that allowed it to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to us, and bear interest payable semi-annually, and each debenture has a maturity date that is ten years following issuance. The interest rate was fixed at the first pooling date after issuance, which was March and September of each year, at a market-driven spreads over U.S. Treasury Notes with ten-year maturities. SBA regulations currently limit the amount that an SBIC may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350 million. As of December 31, 2017 and 2016, SBIC I LP had fully drawn the $149.9 million of leverage commitments from the SBA.
On a stand-alone basis, SBIC I LP held $250.9 million, and $251.6 million in assets at March 31, 2018, and December 31, 2017, respectively, which accounted for approximately 67% and 70% of the Company’s total consolidated assets, respectively.
SBIC I LP is periodically examined and audited by the SBA’s staff to determine its compliance with SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC I LP’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC I LP from making new investments.
PWB Credit Facility
We are party to a BLA with Pacific Western Bank, as lender, to provide us with a senior secured revolving credit facility, or PWB Credit Facility, which is available for general corporate purposes including investment funding. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base, which excludes subordinated loan investments (as defined in the BLA) and as otherwise specified in the BLA. The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of our current and future assets excluding assets held by SBIC I LP and the Company’s partnership interests in SBIC I LP and SBIC I GP. The PWC Credit Facility bears interest at a variable rate of the Prime Rate plus a 0.75% margin, with a 5.25% floor, and includes an unused commitment fee, payable monthly in arrears, equal to 0.50% per annum on any unused portion.
On March 7, 2018 the BLA was amended to, among other things, increase the maximum amount available under the PWB Credit Facility from $35 million to $50 million, extend the maturity date from October 31, 2018 to January 31, 2020, and change the interest rate floor from 5.00% to 5.25%. We incurred deferred debt issuance costs of $0.2 million in connection with the amendment.
As of March 31, 2018, we had $41.0 million outstanding at a variable interest rate of 5.50% per annum, and $9.0 million available for use under the PWB Credit Facility.
The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of our current and future assets, excluding assets held by SBIC I LP and our SBIC I LP and SBIC I GP partnership interests.

The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of March 31, 2018, the Company was in compliance with the applicable covenants.
Other Liquidity Matters
In April 2018, we closed the public offering of $50.0 million in aggregate principal amount of our 6.375% notes due 2025 (the "Notes"). The total net proceeds to us from the Notes, after deducting underwriting discounts of approximately $1.6 million and estimated offering expenses of $0.4 million, were approximately $48.0 million. The Notes will mature on April 30, 2025 and bear interest at a rate of 6.375%. The Notes are unsecured obligations of the Company and rank pari passu with our existing and future unsecured subordinated indebtedness; effectively subordinated to all of our existing and future secured unsubordinated indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, including the SBA-guaranteed debentures The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after April 30, 2020 at the redemption price of 100% of the aggregate principal amount thereof plus accrued and unpaid interest. Interest on the Notes is payable quarterly on January 31, April 30, July 31, and October 31 of each year. The Notes are listed on the Nasdaq Global Select Market under the trading symbol “OFSSL.” We may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of May 1, 2018, the outstanding principal balance of the Notes was $50.0 million.
The indenture governing the Notes, or the “Indenture,” contains certain covenants, including covenants (i) requiring our compliance with Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such borrowings; (ii) requiring our compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act, whether or not we continue to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of our capital stock (except to the extent necessary for us to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if our asset coverage, as defined in the 1940 Act, were below 200% (or 150% if certain requirements are met) at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring us to provide financial information to the holders of the Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.
We expect to fund the growth of our investment portfolio utilizing borrowings under SBA debentures, follow-on equity offerings, and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act. We cannot assure stockholders that our plans to raise capital will be successful. In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments or make additional investments in our portfolio companies. The illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.
In addition, as a BDC, we generally will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities (including SBIC I LP’s SBA-guaranteed debt), to total senior securities, which include all of our borrowings (excluding SBA-guaranteed debt) and any outstanding preferred stock (of which we had none at March 31, 2018), of at least 200% (or 150% if certain conditions are met). We received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from the definition of Senior Securities in the statutory asset coverage ratio under the 1940 Act. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate the need to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.
On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the SBCAA, was signed into law. The SBCAA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940

Act, as amended by the SBCAA. As a result, the asset coverage ratio test applicable to us will be decreased from 200% to 150%, effective May 3, 2019.
Information about our senior securities is shown in the following table as of March 31, 2018 and December 31, 2017:

Class and Year	Total Amount Outstanding (1) (in thousands)	Asset Coverage Ratio(2)
PWB Credit Facility
March 31, 2018	$40,950	539%
December 31, 2017	$17,600	1,154%
Small Business Administration Debentures (SBIC I LP) (3)
March 31, 2018	$149,880	$—
December 31, 2017	$149,880	$—
(1) Total amount of each class of senior securities outstanding at the end of the period presented.
(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.
(3) The Small Business Administration Debentures are not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

Contractual Obligations and Off-Balance Sheet Arrangements
The following table shows our contractual obligations as of March 31, 2018 (in thousands):

	Payments due by period
	Total	Less than year	1-3 years (2)	3-5 years	After 5 years (2)
Contractual Obligations (1)

PWB Credit Facility	$40,950	$—	$40,950		$—
SBA Debentures	149,880	—	—	14,000	135,880
Total	$190,830	$—	$40,950	$14,000	$135,880

(1)	Excludes commitments to extend credit to our portfolio companies.

(2)	The PWB Credit Facility is scheduled to mature on January 31, 2020. The SBA debentures are scheduled to mature between September 2022 and 2025.
We have entered into contracts with third parties under which we have material future commitments—the Investment Advisory Agreement, pursuant to which OFS Advisor has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which OFS Services has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.
We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. We had $10.0 million of total unfunded commitments to four portfolio companies at March 31, 2018.
Distributions
We are taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest and dividends or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.
Our board of directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount not less than 90-100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend, or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income to a following year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest and dividends or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.
Recent Developments
On May 1, 2018, OFS Advisor agreed to irrevocably waive the receipt of Part One incentive fees (based on net investment income) of $22,000 related to net investment income, that it would otherwise be entitled to receive under the Investment Advisory Agreement for the three months ended March 31, 2018. Such waived Part One incentive fees will not be subject to recoupment.
On May 1, 2018, our Board declared a distribution of $0.34 per share for the second quarter of 2018, payable on June 29, 2018, to stockholders of record as of June 22, 2018.

Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in interest rates. As of March 31, 2018, 76% of our debt investments bore interest at floating interest rates, at fair value. The interest rates on our debt investments bearing floating interest rates are usually based on a floating LIBOR, and the debt investments typically contain interest rate re-set provisions that adjust applicable interest rates to current market rates on a periodic basis. A significant portion of our loans that are subject to the floating LIBOR rates are also subject to a minimum base rate, or floor, that we charge on our loans if the current market rates are below the respective floors. As of March 31, 2018, all of our floating rate loans were based on a floating LIBOR (not subject to a floor).
Our outstanding SBA debentures bear interest at a fixed rate. Our PWB Credit Facility has a floating interest rate provision based on the Prime Rate with a 5.25% interest rate floor.
Assuming that the interim and unaudited consolidated balance sheet as of March 31, 2018 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following tables show the annualized impact of hypothetical base rate changes in interest rates (in thousands):

Basis point increase	Interest income	Interest expense	Net increase
50	$1,527	$208	$1,319
100	2,723	415	2,308
150	3,919	623	3,296
200	5,116	830	4,286
250	6,312	1,038	5,274

Basis point decrease	Interest income	Interest expense	Net decrease
50	$(768)	$—	$(768)
100	(1,839)	—	(1,839)
150	(2,374)	—	(2,374)
200	(2,454)	—	(2,454)
250	(2,471)	—	(2,471)
(1) Our PWB Credit Facility contains a 5.25% interest rate floor, and therefore a decline in the Prime Rate would not impact interest expense.
Management’s Report on Internal Control Over Financial Reporting
Our management, including our Chief Executive Officer and Chief Financial Officer, is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of our financial statements for external reporting purposes in accordance with U.S. GAAP. Internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that the transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that the receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with polices or procedures may deteriorate.
Our management (with the supervision and participation of our Chief Executive Officer and Chief Financial Officer) conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control – Integrated Framework issued in 2013 by the Committee of Sponsoring Organizations of the Treadway Commission.
A material weakness is a deficiency, or combination of control deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. As a result of our evaluation of our internal control over financial reporting for the year ended December 31, 2017, management identified a material weakness related to the design and operating effectiveness of controls over the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations.
Remediation Efforts
Management has developed a remediation plan to address the control deficiency that led to the material weakness. We have completed a review of the Company's policies and procedures related to the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations and have begun the process of formally documenting and implementing such policies and procedures and related controls.
Attestation Report of the Registered Public Accounting Firm
Our internal control over financial reporting as of December 31, 2017, has been audited by BDO USA, LLP, an independent registered public accounting firm, which expressed an adverse opinion thereon, which is included in this prospectus under the heading Report of Independent Registered Public Accounting Firm.
Changes in Internal Control over Financial Reporting
Other than as described above, no change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during the fiscal quarter ended March 31, 2018 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

THE COMPANY
Overview
We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; EBITDA between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “Investment Criteria/Guidelines.”
As of March 31, 2018, we held debt and equity investments in 35 portfolio companies with an aggregate fair value of $348.2 million. As of March 31, 2018, 78% of our investment portfolio was comprised of senior secured loans, 22% of subordinated loans, at fair value, and we held equity investments in 19 of these portfolio companies.
    Our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. We also may invest up to 30% of our portfolio in opportunistic investments of portfolio companies not otherwise eligible under BDC regulations. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.
Our investment strategy includes SBIC I LP, a licensee under the U.S. Small Business Administration (“SBA”) SBIC program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “—Regulation–Small Business Investment Company Regulation”.
As of March 31, 2018, we held debt and equity investments in 35 portfolio companies with an aggregate fair value of $348.2 million. As of March 31, 2018, 78% of our investment portfolio was comprised of senior secured loans, 22% of subordinated loans, at fair value, and we held equity investments in 19 of these portfolio companies.
Our investment activities are managed by OFS Capital Management, LLC and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the Investment Advisory Agreement we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP on December 4, 2013. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including Hancock Park Corporate Income, Inc., a non-traded BDC with an investment strategy similar to the Company's. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.
We have also entered into an Administration Agreement with OFS Capital Services, LLC. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement. See “Management and Other Agreements–Administration Agreement.”
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.
We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to 50% of our asset base). We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
We have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and assets diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.
About OFS and Our Advisor
OFS (which refers to the collective activities and operations of OFSAM and its subsidiaries and certain affiliates) is an established investment platform focused on meeting the capital needs of middle-market companies.
As of March 31, 2018, OFS had 45 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Advisers Act and a wholly-owned subsidiary of OFSAM., our parent company prior to the completion of our initial public offering (“IPO”).
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management and Other Agreements—Investment Advisory Agreement.” The base management fee is based on our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisition; but including assets purchased with borrowed amounts and assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor has entered into the Staffing Agreement with OFSC, a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, and possess an average of over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies. See "Portfolio Management" for additional information regarding our portfolio managers.
Our Administrator
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.
Market Opportunity
Large Target Market. According to the U.S. Census Bureau in its 2012 economic census, there were approximately 197,000 companies in the United States with annual revenues between $10 million and $2.5 billion, compared with approximately 1,300 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception and constituted the vast bulk of our portfolio as of March 31, 2018. We believe that this market segment will continue to produce significant investment opportunities for us.
Specialized Lending Requirements with High Barriers to Entry. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, we believe that there are high barriers to entry that a new lender must overcome.
Robust Demand for Debt Capital. We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. Subject to market conditions, we expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.
Competitive Strengths and Core Competencies
Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure. We are managed by OFS Advisor, which has access through the Staffing Agreement with OFSC to the resources and expertise of OFS’s investment professionals. As of March 31, 2018, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds.
Significant Investment Capacity. The net proceeds of equity and debt offerings and borrowing capacity under credit facilities will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.
Scalable Infrastructure Supporting the Entire Investment Cycle. We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost efficient basis within a timeframe that meets the demands of business growth). Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.
Extensive Loan Sourcing Capabilities. OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 20-year history as a middle-market lending platform and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment, and we have extensive relationships with potential borrowers and other lenders.
Structuring with a High Level of Service and Operational Orientation. We provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.
Rigorous Credit Analysis and Approval Procedures. OFS Advisor utilizes the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using OFS’s disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants.
Investment Criteria/Guidelines
Our investment objective is to generate current income and capital appreciation by investing primarily in middle-market companies in the United States. We focus on investments in senior secured loans, including first lien, second lien, and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. In particular, we believe that structured equity debt investments (i.e., typically senior secured unitranche loans, often with warrant coverage, and often in companies with no financial sponsor) represent a strong relative value opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might expect to receive under a traditional multi-tranche structure. We expect that our investments in the equity securities of portfolio companies, such as warrants, preferred stock, common stock and other equity interests, will principally be made in conjunction with our debt investments. Generally, we do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments (such as discounted debt instruments that have either experienced a default or have a significant potential for default), other than follow-on investments in portfolio companies of ours. We intend to continue to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries.
We target U.S. middle-market companies through OFS’s access to a network of financial institutions, private equity sponsors, investment banks, consultants and attorneys, and our proprietary database of borrowers developed over OFS’s more than 20 years in lending to middle-market companies. A typical targeted borrower will exhibit certain of the following characteristics:

•	number of employees between 150 and 2,000;

•	revenues between $15 million and $300 million;

•	annual EBITDA between $3 million and $50 million;

•	generally, private companies owned by private equity firms or owners/operators;

•	enterprise value between $10 million and $500 million;

•	effective and experienced management teams;

•	defensible market share;

•	solid historical financial performance, including a steady stream of cash flow;

•	high degree of recurring revenue;

•	diversity of customers, markets, products and geography; and

•	differentiated products or services.
While we believe that the characteristics listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.
Due Diligence and Investment Process Overview
We employ a thorough and disciplined underwriting and due diligence process that is conducted in accordance with established credit policies and procedures, and that is focused on investment recovery. Our process involves a comprehensive analysis of a prospective portfolio company’s market, operational, financial, and legal position, as well as its future prospects. In addition to our own analysis, we may use the services of third parties for environmental reviews, quality of earnings reports, industry surveys, background checks on key managers, and insurance reviews.
We seek to invest in companies that have experienced and incentivized management teams, that have stable and predictable cash flows, and that have defensible market positions. We underwrite our investments with the expectation that we will hold them for a number of years, and we structure and document our investments accordingly.
Our due diligence and underwriting process typically addresses the following elements (although certain elements may not be included in every due diligence undertaking):

•
Prospective Portfolio Company Characteristics: focusing on primary drivers of the company’s revenues and cash flows, including its key products and services; customer and supplier concentrations, and contractual relationships; depth, breadth, and quality of company management, as well as the extent to which the management team is appropriately compensated with equity incentives; and any regulatory, labor, or litigation matters impacting the company.

•
Industry and Competitive Overview: including industry size and the company’s position within it; growth potential and barriers to entry; governmental, regulatory, or technological issues potentially affecting the industry; and cyclicality or seasonality risks associated with the industry.

•
Financial Analysis: involving an understanding of the company’s historical financial results, focusing on actual operating trends experienced over time, in order to forecast future performance, including in various sensitized performance scenarios; attention to projected cash flows, debt service coverage, and leverage multiples under such scenarios; and an assessment of enterprise valuations and debt repayment/investment recovery prospects given such sensitized performance scenarios.

•
Investment Documentation: focusing on obtaining the best legal protections available to us given our position within the capital structure, including, as appropriate, financial covenants; collateral liens and stock pledges; review of loan documents of other of the prospective portfolio company’s creditors; and negotiation of inter-creditor agreements.

Portfolio Review/Risk Monitoring
As of March 31, 2018, we had debt investments in 39 portfolio companies, totaling $299.0 million at fair value, of which $3.8 million, $260.6 million, $32.0 million, and $2.6 million were rated 2, 3, 4 and 5, respectively. We had no investments rated 6 or 7 as of March 31, 2018.
We view active portfolio monitoring as a vital part of our investment process, and we benefit from a portfolio management system developed by OFS that includes daily, weekly, monthly, and quarterly components, and that involves comprehensive review of the performance of each of our portfolio companies. As part of the portfolio management process, OFS Advisor performs ongoing risk assessments on each of our investments and assigns each debt investment a credit rating based on OFS’s internal ratings scale.
We categorize debt investments into the following risk categories based on relevant information about the ability of borrowers to service their debt:
1 (Low Risk) – The debt investment has mostly satisfactory asset quality and liquidity, as well as good leverage capacity. It maintains predictable and strong cash flows from operations. The trends and outlook for the portfolio company's operations, balance sheet, and industry are neutral to favorable. Collateral, if appropriate, has maintained value and would be capable of being liquidated on a timely basis. Overall a debt investment with a 1 risk rating is considered to be of investment grade quality.
2 (Below Average Risk) – The debt investment has acceptable asset quality, moderate excess liquidity, and modest leverage capacity. It could have some financial/non-financial weaknesses which are offset by strengths; however, the credit demonstrates an ample current cash flow from operations. The trends and outlook for the portfolio company's operations, balance sheet, and industry are generally positive or neutral to somewhat negative. Collateral, if appropriate, has maintained value and would be capable of being liquidated successfully on a timely basis.
3 (Average) – The debt investment has acceptable asset quality, somewhat strained liquidity, and minimal leverage capacity. It is at times characterized by acceptable cash flows from operations. Under adverse market conditions, the debt service could pose difficulties for the borrower. The trends and conditions of the portfolio company's operations and balance sheet are neutral to slightly negative.
4 (Special Mention) – The debt investment has not lost, and is not expected to lose, principal or interest but it possesses credit deficiencies or potential weaknesses which deserve management’s close and continued attention. The portfolio company’s operations and/or balance sheet have demonstrated an adverse trend or deterioration which, while serious, has not reached the point where the liquidation of debt is jeopardized. These weaknesses are generally considered correctable by the borrower in the normal course of business but may weaken the asset or inadequately protect our credit position if not checked or corrected.
5 (Substandard) – The debt investment is protected inadequately by the current enterprise value or paying capacity of the obligor or of the collateral, if any. The portfolio company has well-defined weaknesses based upon objective evidence, such as recurring or significant decreases in revenues and cash flows. These assets are characterized by the possibility that we may sustain loss if the deficiencies are not corrected. The possibility that liquidation would not be timely (e.g., bankruptcy or foreclosure) requires a Substandard classification even if there is little likelihood of loss.
6 (Doubtful) – The debt investment has all the weaknesses inherent in those classified as Substandard, with the additional factor that the weaknesses are pronounced to the point that collection or liquidation in full, on the basis of currently existing facts, conditions and values, is deemed uncertain. The possibility of loss on a Doubtful asset is high but, because of certain important and reasonably specific pending factors which may strengthen the asset, its classification as an estimated loss is deferred until its more exact status can be determined.
7 (Loss) – The debt investment is considered almost fully uncollectible and of such little value that its continuance as an asset is not warranted. It is generally a credit that is no longer supported by an operating company, a credit where the majority of our assets have been liquidated or sold and a few assets remain to be sold over many months or even years, or a credit where the remaining collections are expected to be minimal.
Investment Committees
The Advisor Investment Committees are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients.
The Middle-Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser and Bilal Rashid, along with the investment committee for SBIC I LP (the “SBIC Investment Committee”), which is comprised of Mark Hauser, Bilal Rashid, Jeffrey Cerny and Tod Reichert, is responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate.

The process employed by the Advisor Investment Committees, including the Middle-Market Investment Committee, and the SBIC Investment Committee is intended to bring the diverse experience and perspectives of the committees’ members to the investment process. The Middle-Market Investment Committee and SBIC Investment Committee serve to provide investment consistency and adherence to our core investment philosophy and policies. The Middle-Market Investment Committee and SBIC Investment Committee also determine appropriate investment sizing and implement ongoing monitoring requirements of our investments.
In certain instances, management may seek the approval of our board of directors prior to the making of an investment. In addition to reviewing investments, the meetings of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with members of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
Structure of Investments
We anticipate that our loan portfolio will continue to contain investments of the following types with the following typical characteristics:
Senior Secured First-Lien Loans. First-lien senior secured loans comprise, and will continue to comprise, a significant portion of our investment portfolio. First-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Senior Secured Unitranche Loans. Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We typically structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending represents a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Senior Secured Second-lien Loans. Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an inter-creditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity.These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Subordinated (“Mezzanine”) Loans. These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan.These loans are categorized as Subordinated Loans in our consolidated schedule of investments included in this prospectus.
Equity Securities. Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a portfolio company, and are typically not control-oriented investments.

Our preferred equity investments typically contain a fixed dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly, and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. Our equity investments typically are made in connection with debt investments to the same portfolio companies. These securities are categorized as a Preferred Equity or Common Equity in our consolidated schedule of investments included in this prospectus.
Warrants. In some cases, we may receive nominally priced warrants to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. These securities are categorized as a Warrant in our consolidated schedule of investments included in this prospectus.
General Structuring Considerations. We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and

•
negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.
Investments
We pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We focus on investments in loans, in which OFS Advisor’s investment professionals have expertise, including investments in first-lien, unitranche, second-lien, and mezzanine loans and, to a lesser extent, on warrants and other equity securities. We seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $3.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.
Competition
Our primary competitors include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC status.
We expect to continue to use the expertise of the investment professionals of OFS and its affiliates to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses” in this prospectus.

Administration
We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers are paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
Properties
We do not own or lease any real estate or other physical properties material to our operation. Our headquarters are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and are provided by OFS Services pursuant to the Administration Agreement. Additional operations are conducted from offices in New York, New York and Los Angeles, California, which are also provided by OFS Services pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate continuing to conduct it.
Legal Proceedings
We, OFS Advisor and OFS Services, are not currently subject to any material pending legal proceedings threatened against us as of March 31, 2018. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.

SENIOR SECURITIES
Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables for the years ended December 31, 2017, 2016, 2015, 2014, 2013 and 2012, and as of March 31, 2018. The report of our independent registered public accounting firm, BDO USA, LLP, on the senior securities table as of December 31, 2017, 2016, 2015, and 2014 is incorporated by reference to the registration statement of which this prospectus is a part. Information as of December 31, 2013 and 2012 was audited by our previous independent registered public accounting firm. The “ — ” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(dollar amounts in thousands, except per unit data)
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
PWB Credit Facility
December 31, 2018 (as of March 31, 2018, unaudited)	$40,950	$5,388	—	N/A
December 31, 2017	$17,600	$11,540	—	N/A
December 31, 2016	$9,500	$15,821	—	N/A
December 31, 2015	$—	$—	—	N/A
WM Credit Facility(6)
December 31, 2014	$72,612	$2,847	—	N/A
December 31, 2013	$108,955	$2,256	—	N/A
December 31, 2012	$99,224	$2,429	—	N/A
Small Business Administration Debentures (SBIC I LP) (5)
December 31, 2018 (as of March 31, 2018, unaudited)	$149,880	$—	—	N/A
December 31, 2017	$149,880	$—	—	N/A
December 31, 2016	$149,880	$—	—	N/A
December 31, 2015	$149,880	$—	—	N/A
December 31, 2014	$127,295	$—	—	N/A
December 31, 2013	$26,000	$—	—	N/A
December 31, 2012	$—	$—	—	N/A
(1) Total amount of each class of senior securities outstanding at the end of the period presented.
(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(3) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “ — ” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.
(4) Not applicable because senior securities are not registered for public trading.
(5) The Small Business Administration Debentures are not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(6) The WM Credit Facility was terminated on May 28, 2015.

PORTFOLIO COMPANIES
The following tables set forth certain information as of March 31, 2018 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies.

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Non-control/Non-affiliate Investments
Aegis Acquisition, Inc. 515 Great Circle Road Nashville, Tennessee 37228	Testing Laboratories
Senior Secured Loan		10.79%	(L +8.50%)	8/24/2021	$3,520	$3,473	$3,364	1.9%

Armor Holdings II LLC c/o American Stock Transfer 6201 15th Avenue Brooklyn, NY 11219	Other Professional, Scientific, and Technical Services
Senior Secured Loan		11.31%	(L +9.00%)	12/26/2020	3,500	3,478	3,570	2.0

Baymark Health Services, Inc. 401 E. Corporate Dr #220 Lewisville, TX 75057	Outpatient Mental Health & Sub. Abuse Centers
Senior Secured Loan		10.27%	(L +8.25%)	3/1/2025	4,000	3,960	3,960	2.2

Carolina Lubes, Inc. (4) 790 Pershing Rd. Raleigh NC 27608	Automotive Oil Change and Lubrication Shops
Senior Secured Loan (8)		9.62%	(L +7.93%)	8/23/2022	21,267	21,103	21,574	11.8
Senior Secured Loan (Revolver)		8.94%	(L +7.25%)	8/23/2022	1,849	1,836	1,849	1.0
Preferred Equity (811 units) 14% PIK						2,612	2,638	1.4
					23,116	25,551	26,061	14.2
Cirrus Medical Staffing, Inc. (4) 1000 Winter Street Waltham, MA 02451	Temporary Help Services
Senior Secured Loan		10.94%	(L +8.25%)	10/19/2022	7,782	7,706	7,706	4.2
Senior Secured Loan (Revolver)		10.94%	(L +8.25%)	10/19/2022	486	486	486	0.3
					8,268	8,192	8,192	4.5
Community Intervention Services, Inc. (4) 11612 FM2244, Building 1 Suite 100 Austin, TX 78738	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan (6)(10)(11)		7.0% cash / 6.0% PIK	N/A	1/16/2021	8,658	7,639	—	—

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Confie Seguros Holdings II Co. 7711 Center Avenue Suite 200 Huntington Beach, CA 92647	Insurance Agencies and Brokerages
Senior Secured Loan		11.48%	(L +9.50%)	5/8/2019	$9,678	$9,597	$9,474	5.2%

Constellis Holdings, LLC 12018 Sunrise Valley Drive Suite 140 Reston, Virginia 20191	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		11.30%	(L +9.00%)	4/21/2025	9,950	9,818	10,059	5.5

Eblens Holdings, Inc. 299 Industrial Lane Torrington, CT 06790	Shoe Store
Subordinated Loan (11)		12.0% cash / 1.0% PIK	N/A	1/13/2023	8,852	8,775	8,717	4.8
Common equity (71,250 units) (10)						713	768	0.4
					8,852	9,488	9,485	5.2
Elgin Fasteners Group 10217 Brecksville Road Suite 101 Brecksville, OH 44141	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		9.05%	(L +6.75%)	8/27/2018	3,834	3,827	3,550	1.9

GGC Aerospace Topco L.P. 1740 Eber Rd Holland, OH 43528	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		10.76%	(L +8.75%)	9/8/2024	5,000	4,880	4,966	2.7
Common equity (368,852 Class A units) (10)						450	434	0.2
Common equity (40,984 Class B units) (10)						50	66	—
					5,000	5,380	5,466	2.9

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
LRI Holding, LLC (4) 300 Frank W. Burr Blvd., Glenpointe Centre East, 7th Floor Teaneck, MD 07666	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		11.56%	(L +9.25%)	6/30/2022	$18,038	$17,903	$17,828	9.8%
Preferred Equity (238,095 units) (10)						300	300	0.2
					18,038	18,203	18,128	10.0
Maverick Healthcare Equity, LLC (4) 4601 E. Hilton Ave., Suite 100 Phoenix, Arizona 85034-6406	Home Health Equipment Rental
Preferred Equity (1,250,000 units) (10)						900	109	0.1
Common Equity (1,250,000 units) (10)						—	—	—
						900	109	0.1

My Alarm Center, LLC (4) 3803 West Chester Pike, Suite 100 Newton Square, PA 19073	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 units), 8% PIK (10)(13)						1,571	1,571	0.9
Preferred Equity (1,198 units) (10)(13)						1,198	826	0.5
Common Equity (64,149 units) (10)(13)						—	—	—
						2,769	2,397	1.4
Online Tech Stores, LLC (4) 190 Monroe Avenue, NW, Suite 600 Grand Rapids, MI 49503	Stationary & Office Supply Merchant Wholesaler
Subordinated Loan		10.50% cash / 1.0% PIK	N/A	8/1/2023	16,025	15,715	15,715	8.6

O2 Holdings, LLC (4) 135 E. Martin Street Suite 201 Raleigh, NC 27601	Fitness and Recreational Sports Centers
Senior Secured Loan		14.88%	(L +13.00%)	9/2/2021	13,850	13,493	14,027	7.7

Parfums Holding Company, Inc. 6 High Ridge Park Stamford, CT 06905	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan		11.06%	(L +8.75%)	6/30/2025	3,520	3,493	3,516	1.9

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Planet Fitness Midwest LLC (4) 4394 Eastgate Square Drive Cincinnati, OH 45245	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	$5,000	$4,966	$4,994	2.7%

PM Acquisition LLC 2700 Sam Rittenberg Blvd. Charleston, SC 29407	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 1.0% PIK	N/A	10/29/2021	5,556	5,489	5,383	3.0
Common equity (499 units) (10)(13)						499	393	0.2
					5,556	5,988	5,776	3.2
Resource Label Group, LLC 147 Seaboard Lane Franklin, TN 37067	Commercial Printing (except Screen and Books)
Senior Secured Loan		10.80%	(L +8.50%)	11/26/2023	4,821	4,758	4,748	2.6

RPLF Holdings, LLC 166 Corporate Drive Portsmouth, NH 03801	Software Publishers
Common Equity (254,110 units) (10)(13)						254	254	0.1

Security Alarm Financing Enterprises, L.P. (4) 2440 Camino Ramon Suite 200 San Ramon, CA 94583	Security Systems Services (except Locksmiths)
Subordinated Loan (14)		15.31% cash / 0.69% PIK	(L +13.00%)	6/19/2020	12,547	12,471	12,499	6.9

Sentry Centers Holdings, LLC 101 Greenwhich Street New York, NY 10006	Other Professional, Scientific, and Technical Services
Senior Secured Loan (15)		13.38%	(L +11.50%)	7/24/2020	8,880	8,800	8,800	4.8
Preferred Equity (5,000 units) (10)(13)						537	574	0.3
					8,880	9,337	9,374	5.1

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Southern Technical Institute, LLC (4) 3940 N. Dean Road Orlando, FL 32817	Colleges, Universities, and Professional Schools
Subordinated Loan (6)(10)		15.00% PIK	N/A	12/2/2020	$3,790	$3,451	$—	—%
Preferred Equity (1,764,720 units), 15.75% PIK (7)(10)						2,094	—	—
Warrants (2,174,905 units) (10)				3/30/2026 (12)		46	—	—
					3,790	5,591	—	—
Stancor, L.P. (4) 515 Fan Hill Road Monroe, CT 06468	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.88%	(L +8.00%)	8/19/2019	11,652	11,633	11,640	6.4
Preferred Equity (1,250,000 units), 8% PIK (7)(10)						1,501	1,461	0.8
					11,652	13,134	13,101	7.2

The Escape Game, LLC (4) 510 East Iris Dr. Unit C Nashville, TN 37204	Other amusement and recreation industries
Senior Secured Loan		11.14%	(L +8.75%)	12/22/2022	7,000	6,950	6,918	3.8

Truck Hero, Inc. 5400 S. State Road Ann Arbor, Michigan 48108	Truck Trailer Manufacturing
Senior Secured Loan		10.47%	(L +8.25%)	4/21/2025	7,014	6,972	7,083	3.9

United Biologics Holdings, LLC (4) 70 NE Loop 410 Suite 600 San Antonio, TX 78216	Medical Laboratories
Preferred Equity (151,787 units) (10)						9	20	—
Warrants (29,374 units) (10)				03/05/2022 (12)		82	107	0.1
						91	127	0.1
Total Non-control/Non-affiliate Investments					206,069	215,488	201,947	110.8

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Affiliate Investments
3rd Rock Gaming Holdings, LLC 75190 Gerald Ford Dr. Palm Desert, CA 92211	Software Publishers
Senior Secured Loan		9.59%	(L +7.50%)	3/12/2023	$22,000	$21,673	$21,673	11.9%
Preferred Equity (2,547,250 units), 10% PIK						2,560	2,560	1.4
					22,000	24,233	24,233	13.3
All Metals Holding, LLC (4) 115 Coastline Road Spartanburg, SC 29301	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.0% cash / 1.0% PIK	N/A	12/28/2021	19,352	18,807	19,059	10.4
Common Equity (797,443 units) (10)						523	2,129	1.2
					19,352	19,330	21,188	11.6
Contract Datascan Holdings, Inc. (4) 2941 Trade Center Drive Suite 100 Carrollton, TX 75006	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	8,000	7,986	8,000	4.4
Preferred Equity (3,061 shares), 10% PIK						4,490	6,107	3.3
Common Equity (11,273 shares) (10)						104	1,268	0.7
					8,000	12,580	15,375	8.4

DRS Imaging Services, LLC (4) 43 Fadem Rd Springfield, NJ 07081	Data Processing, Hosting, and Related Services
Senior Secured Loan (9)		12.55%	(L +10.50%)	3/8/2023	5,446	5,343	5,343	2.9
Common Equity (453 units) (10)						454	454	0.2
					5,446	5,797	5,797	3.1
Jobson Healthcare Information, LLC (4) (9) 440 9th Avenue 14th Floor New York, NY 10001	Other Professional, Scientific, and Technical Services
Senior Secured Loan (11)		10.13% cash / 5.55% PIK	(L +8.13%)	7/21/2019	15,660	15,452	13,403	7.3
Common Equity (13 member units) (10)						—	—	—
					15,660	15,452	13,403	7.3

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Master Cutlery, LLC (4) 700 Penhorn Avenue Secaucus, NJ 07094	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan (11)		13.00%	N/A	4/17/2020	$4,819	$4,762	$2,559	1.4%
Preferred Equity (3,723 units), 8% PIK (7)(10)						3,483	—	—
Common Equity (15,564 units) (10)						—	—	—
					4,819	8,245	2,559	1.4
NeoSystems Corp. (4) 1861 International Drive, Suite 200 Tysons Corner, VA 22102	Other Accounting Services
Subordinated Loan		10.50% cash / 1.25% PIK	N/A	8/13/2019	2,149	2,144	2,149	1.2
Preferred Equity (521,962 convertible shares), 10% PIK						1,426	2,250	1.2
					2,149	3,570	4,399	2.4
Pfanstiehl Holdings, Inc. (4) 1219 Glen Rock Avenue Waukegan, IL 60085-0439	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	9/29/2022	3,788	3,820	3,820	2.1
Common Equity (400 shares)						217	5,270	2.9
					3,788	4,037	9,090	5.0
Professional Pipe Holdings, LLC 628 Lanier Road Norwood, NC 28128	Plumbing, Heating, and Air-Conditioning Contractors
Senior Secured Loan		12.11%	(L +10.25%)	3/23/2023	8,486	8,317	8,317	4.6
Common Equity (1,414 units) (10)						1,414	1,414	0.8
					8,486	9,731	9,731	5.4

TRS Services, LLC (4) 2100 Skinner Road Houston, TX 77093	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		10.63% cash / 1.00% PIK	(L +8.75%)	12/10/2019	15,222	15,106	15,028	8.2
Preferred Equity (329,266 units), 15% PIK (10)						416	425	0.2
Preferred Equity (3,000,000 units), 11% PIK (7)						3,374	1,615	0.9
Common Equity (3,000,000 units) (10)						572	—	—
					15,222	19,468	17,068	9.3
Total Affiliate Investments					104,922	122,443	122,843	67.2

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Control Investments
MTE Holding Corp. (4) c/o Mirage Trailers LLC 2212 Industrial Rd Nampa, ID 83687	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		13.38% cash / 1.5% PIK	(L +11.50%)	11/25/2020	$7,213	$7,175	$7,218	4.0%
Common Equity (554 shares)						3,069	3,456	1.9
					7,213	10,244	10,674	5.9
Total Control Investments					7,213	10,244	10,674	5.9

Total Investments					$318,204	$348,175	$335,464	183.9%

(1)	Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
A significant proportion of debt investments bear interest at variable rates indexed to LIBOR (L) that reset monthly, quarterly, or semi-annually. Approximately 6% of our LIBOR-referenced investments include a reference-rate floor of 2.00%. The schedule presents the spread over LIBOR and the interest rate in effect at March 31, 2018, for all variable-rate investments. Unless otherwise noted, all investments with a stated PIK rate require payment in the form of additional securities for the entire PIK provision.

(3)	Determination of fair values required use of significant unobservable inputs for all of our investments.

(4)	Investment (or portion thereof) held by OFS SBIC I, LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)	Reserved.

(6)	Investment on non-accrual status as of March 31, 2018, meaning we have ceased recognition all or a portion of income on the investment.

(7)	The fair value of the most-recently recognized PIK dividend at March 31, 2018, was $-0-.

(8)
We have entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it receives its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The reported interest rate of 9.62% at March 31, 2018, includes additional interest of 0.68% per annum as specified under the contractual arrangement among the Company and the co‑lenders.

(9)
We have entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it receives its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The reported interest rate of 12.55% at March 31, 2018, includes additional interest of 2.50% per annum as specified under the contractual arrangement among the Company and the co‑lenders.

(10)	Non-income producing.

(11)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash, with the issuance of additional securities, or a combination thereof. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of March 31, 2018:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.00% or 12.00%	1.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.50% to 5.30%	13.93% to 10.13%	5.30%
MasterCutlery, LLC	Senior Secured Loan	0% to 13.00%	13.00% to 0%	13.00%

(12)	Represents expiration date of the warrants.

(13)	All or a portion of investment held through a wholly-owned subsidiary subject to income tax.

(14)
The PIK provision is reset at the beginning of each interest period equal to the excess of reference rate over the reference rate floor of 1.00%. The PIK interest rate in the schedule represents the current PIK interest rate in effect.

(15)	Maximum interest rate allowed is 13.50%.

Set forth below is a brief description of each portfolio company representing greater than 5% of total assets as of March 31, 2018:
3rd Rock Gaming Holdings, LLC
3rd Rock Gaming Holdings, LLC develops and markets handheld electronic bingo devices and games as well as hall management systems (including point-of-sales systems), and provides bingo hall design and consulting services to the tribal and charity gaming markets.
All Metals Holding, LLC
All Metals Holding, LLC is a metals toll processor and logistics provider in the Southeast United States; the company offers dedicated processing and logistics services (transloading, warehousing and transportation) to complex metals supply chains, including mills, service centers, trading companies, Tier 1 and Tier 2 stampers, and a variety of OEMs.  All Metals does not buy or sell metal.
Carolina Lubes, Inc.
Carolina Lubes, Inc. (aka Lucor, Inc.) is the second largest franchisee of Jiffy Lube International, Inc. quick lube shops and located in the Midwest and Mid-Atlantic regions. The company provides oil changes, tire services, brake services, state inspections, filter replacement, wiper blades, bulbs, batteries, and other parts and services.

MANAGEMENT
Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
    Information regarding our board of directors is as follows:

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director
Independent Directors
Robert J. Cresci 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 74	Director, Audit Committee Member, Compensation Committee Member, Chair of the Nominating and Corporate Governance Committee	2017-2020; Since 2011
Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., Luminex Corporation, CIM Commercial Trust Corporation, Presbia PLC and Hancock Park, another BDC managed by OFS Advisor. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Columbia University Graduate School of Business. Mr. Cresci’s term as a Class II director will expire in 2020.

Mr. Cresci, the chair of our nominating and corporate governance committee, has broad experience in investment strategies, accounting issues and public company matters. His experience on the board of directors of other public companies and his insight on financial and operational issues are particularly valuable to our board of directors.
				2	j2 Global, Inc. Luminex Corporation CIM Commercial Trust Corporation Presbia PLC Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor
Marc Abrams 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 71	Director, Chair of Audit Committee, Compensation Committee Member, Nominating and Corporate Governance Committee Member	2015-2018; Since 2011
Mr. Abrams is the founder and former leader of the public company business sector of SingerLewak LLP, a certified public accounting firm founded in 1995. He has over 40 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries, including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing. He currently serves on the board of Hancock Park and previously served on the board of UnifiedOnline, Inc. (f/k/a IceWEB, Inc.). Mr. Abrams graduated from American University in 1967 with a Bachelor of Science in Accounting. Through 2011, he was an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association.

Mr. Abrams, the chair of our audit committee, brings to our board of directors years of accounting expertise. His knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes him an asset to our board of directors.
				2	Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director
Elaine E. Healy 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 55	Director, Audit Committee Member, Chair of Compensation Committee, Nominating and Corporate Governance Committee Member	2016-2019; Since 2011
Ms. Healy is a co-founder and Managing Partner of NexGen Venture Partners, LLC, dba Aura Wireless, a provider of carrier grade, metro-wide Wi-Fi services. Prior to co-founding NexGen, Ms. Healy was a co-founder, president and chief operating officer of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002 and acquired in June 2015. She is a senior executive with a broad investment background investing in operating companies ranging from start-ups to emerging growth to publicly traded entities and serving as a director of companies in a wide range of industries prior to becoming an entrepreneur. Throughout her career, she has participated in or been responsible for the periodic valuation of both debt and equity portfolios. Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance. Ms. Healy’s term as a Class I director will expire in 2019.

Ms. Healy, the chair of our compensation committee, has vast experience in the financial and operational aspects of complex businesses, and her skills gained through service as a president and chief operating officer is essential to our board of directors. She brings to our board a unique perspective on a wide range of investment vehicles, including closed-end funds, SBICs, business development companies and both limited and general partnerships. Ms. Healy’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our board of directors.
				1	None

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (4)	Other Directorships Held by Director
Interested Directors
Bilal Rashid 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 47	Director, Chairman, and Chief Executive Officer	2017-2020 (Director) Since 2010; (Chairman and Chief Executive Officer) Since 2014
Mr. Rashid has served as our Chairman of the Board and Chief Executive Officer since 2014. He is also Chairman of the Board, President and Chief Executive Officer of Hancock Park and OFS Credit, President and a Senior Managing Director of OFSC and OFS Advisor, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Mr. Rashid’s term as a Class II director will expire in 2020.

Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.

Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that OFS Capital faces and which are critical to implementing our strategic goals and evaluating our operational performance.
				3	Hancock Park Corporate Income, Inc., another BDC managed by OFS Advisor; OFS Credit Company, Inc., a registered closed-end fund managed by OFS Advisor

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (4)	Other Directorships Held by Director
Jeffrey A. Cerny 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 55	Director, Chief Financial Officer and Treasurer	2015-2018 (Director) Since 2015 (Chief Financial Officer and Treasurer) Since 2014 2011-2014 (Secretary)
Mr. Cerny has served as our Chief Financial Officer and Treasurer of OFS Capital since 2014 and previously served as our Secretary from 2011 to 2014. Mr. Cerny also serves as the Chief Financial Officer and Treasurer of Hancock Park Corporate Income, Inc. (“Hancock Park”), a director, Chief Financial Officer and Treasurer of OFS Credit Company, Inc. (“OFS Credit”), a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, as a Vice President of OFSAM, as a member of OFSAM’s investment and executive committees and as a member of various OFSAM, and OFSAM affiliates, investment committees. Mr. Cerny oversees the finance and accounting functions of the aforementioned entities as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.

Mr. Cerny brings to our board of directors extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our board of directors. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
				2	OFS Credit Company, Inc., a registered closed-end fund managed by OFS Advisor

(1) The "Fund Complex" includes the Company, Hancock Park Corporate Income, Inc., and OFS Credit Company, Inc.
Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Mukya S. Porter	43	Chief Compliance Officer
Jeffery S. Owen	53	Chief Accounting Officer
Tod K. Reichert	56	Corporate Secretary
Biographical Information
Mukya S. Porter currently serves as the Chief Compliance Officer of OFS Capital, Hancock Park Corporate Income, Inc., OFS Credit, OFSC, and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Prior to joining OFSC, Ms. Porter served as Deputy Chief Compliance Officer and General Counsel-Compliance of CIM Group, having joined the firm in August 2016 and assumed responsibility for management of the day-to-day responsibilities of CIM’s compliance program. From June 2012 to August 2016, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company (“PIMCO”) from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.

Jeffery S. Owen currently serves as the Chief Accounting Officer of OFS Capital, Hancock Park, and OFS Credit. Mr. Owen also serves as the Chief Accounting Officer and Controller of OFSC and OFS Advisor. Mr. Owen has over 25 years of experience in public and private accounting. Prior to joining OFSC in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street, Inc., CNA Financial Corporation, and Ernst & Young LLP, an international public accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration, cum laude, from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.
Tod K. Reichert currently serves as our Corporate Secretary and as the Corporate Secretary of Hancock Park Corporate Income, Inc. and OFS Credit, and as Managing Director, Legal and Administration and General Counsel of OFS Advisor, in which capacity he oversees the legal and administration functions of the firm. Mr. Reichert has over 20 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board of Directors and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina.
Compensation of Directors
The following table sets forth the compensation paid to our directors for the year ended December 31, 2017:

Name	Fees Earned or Paid in Cash (2) ($)	Stock Awards ($)	Total Compensation from OFS Capital ($)	Total Compensation from Fund Complex (3) ($)
Marc Abrams	100,000	—	100,000	112,500
Robert J. Cresci	100,000	—	100,000	112,500
Elaine E. Healy	100,000	—	100,000	100,000
Bilal Rashid (1)	—	—	—	—
Jeffrey A. Cerny (1)	—	—	—	—

(1)	No compensation is paid to directors who are “interested persons.”

(2)
The independent directors receive an annual fee of $90,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

(3)	The “Fund Complex” includes the Company, Hancock Park, and OFS Credit Company, Inc.

CORPORATE GOVERNANCE
Board Determination of Independence
Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Marketplace Rules provide that a director of a business development company, or BDC, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.
Our board of directors has determined that none of Marc Abrams, Robert J. Cresci and Elaine E. Healy, who currently comprise our audit, compensation and nominating and corporate governance committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq Marketplace Rules.
In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, polices and relationships discussed in “Related-Party Transactions and Certain Relationships” and “Review, Approval or Ratification of Transactions with Related Persons.”
Board Meetings and Attendance
Our board of directors met fifteen times during the fiscal year ended December 31, 2017, or Fiscal 2017, either in person or by teleconference. During Fiscal 2017, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees on which he or she then served.
Director Attendance at Annual Meetings of Stockholders
All of our directors attended the 2017 annual meeting, and all of our directors are expected to attend the 2018 Annual Meeting.
Board Leadership Structure; Independent Lead Director
Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board.
Chairman and Chief Executive Officer
The board of directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. Our board of directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.
Moreover, the board of directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO.
Specifically:

•	Three of the five current directors of the Company are independent directors;

•	All of the members of the audit committee, compensation committee, and nominating and corporate governance committee are independent directors;

•	The board of directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;

•	The board of directors and its committees regularly conduct meetings that specifically include Mr. Rashid; and

•
The board of directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Lead Independent Director
The board of directors has appointed a Lead Independent Director to provide an additional measure of balance, ensure the board’s independence, and enhance the board’s ability to fulfill its management oversight responsibilities. Robert J. Cresci currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	Works with the Chairman of the board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors;

•	Consults with the Chairman and CEO on matters relating to corporate governance and board performance; and

•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.
While we currently do not have a policy mandating an independent lead director, the board believes that at this time, having an independent director fulfill the lead director role is the right approach for the Company. Having a combined Chairman and CEO, coupled with a majority of independent, experienced directors who evaluate the board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.
Board of Directors Role in Risk Oversight
Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our board, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to and integrated with the board’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.
A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board reviews in detail the company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact.
Our board performs its risk oversight function primarily through: (i) its standing committees, which report to the entire board and are comprised solely of independent directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. For example, management of cybersecurity risks is the responsibility of the full board. Oversight of other risks is delegated to specific committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through the three fully independent board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.
Code of Business Conduct
We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Mukya S. Porter, at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.ofscapital.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Global Select Market listing standards concerning any amendments to, or waivers from, any provision of the code.
If we make any substantive amendments to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.ofscapital.com as well as file a Form 8-K with the SEC.
Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee of our Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.
Corporate Governance Documents
We maintain a corporate governance webpage at the “Governance Documents” link under the “Investor Relations” link at www.ofscapital.com. Our Code of Business Conduct and Board Committee charters are available at our corporate governance webpage at www.ofscapital.com and are also available to any stockholder who requests them by writing to OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary.
Executive Sessions and Communicating with the Board of Directors
The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our board of directors will be presided over by Mr. Cresci, the Company’s Lead Independent Director.
Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the board of directors (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, with advice and assistance from the general counsel and chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to the board of directors should address such communications to the OFS Capital Corporation board of directors, c/o Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.
Board Meetings and Committees
Our board of directors has established three standing committees - audit, compensation and nominating and corporate governance. Our audit, compensation and nominating and corporate governance committees each operate under a charter that has been approved by our board of directors. Current copies of the audit, compensation and nominating and corporate governance committee charters are posted in the Corporate Governance section of our website located at www.ofscapital.com.
Our board of directors has determined that all of the members of each of the board of directors’ standing committees are independent as defined under the rules of the Nasdaq Stock Market, Inc. including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.
Audit Committee
The audit committee currently consists, and during Fiscal 2017 consisted, of Marc Abrams, Robert J. Cresci and Elaine E. Healy. Mr. Abrams chaired the audit committee during Fiscal 2017 and continues to do so currently. The audit committee held seventeen meetings in Fiscal 2017. It is anticipated that Mr. Abrams, if re-elected to the board of directors by our stockholders, and Mr. Cresci and Ms. Healy, will continue to serve on the audit committee in 2018. No member of the audit committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•	reviewing and discussing with management our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting and disclosure controls and procedures;

•	discussing our risk management processes and procedures, as discussed below under the heading “Board of Directors Role in Risk Oversight”;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.
Our board of directors has determined that each of Ms. Healy and Messrs. Abrams and Cresci is an “audit committee financial expert” as defined by applicable SEC rules.
Compensation Committee
The compensation committee currently consists, and during Fiscal 2017 consisted, of Marc Abrams, Robert J. Cresci and Elaine E. Healy. Ms. Healy chaired the compensation committee during Fiscal 2017 and continues to do so currently. The compensation committee held two meetings in Fiscal 2017. It is anticipated that Mr. Abrams, if re-elected to the board of directors by our stockholders, and Mr. Cresci and Ms. Healy, will continue to serve on the compensation committee in 2018. No member of the compensation committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our compensation committee’s responsibilities include:

•
reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Chief Compliance Officer; and

•
reviewing and recommending for approval by the board of directors the compensation, if any, paid to directors that are not “interested persons” of the company as such term is defined in Section 2(a)(19) of the 1940 Act.

Currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists, and during Fiscal 2017 consisted, of Marc Abrams, Robert J. Cresci and Elaine E. Healy. Mr. Cresci chaired the nominating and corporate governance committee during Fiscal 2017 and continues to do so currently. The nominating and corporate governance committee held two meetings in Fiscal 2017. It is anticipated that Mr. Abrams, if re-elected to the board of directors by our stockholders, and Mr. Cresci and Ms. Healy, will continue to serve on the nominating and corporate governance committee in 2018. No member of the nominating and corporate governance committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and making recommendations to the board of directors with respect to management succession planning; and

•	overseeing an annual evaluation of the board of directors.
The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.”
Director Nomination Process, Including Diversity Considerations
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board of directors, as applicable.
In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors and nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.
Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, c/o Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under Article I, Section 1,12, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” in our bylaws and that are described in this proxy statement under the heading “Submission of Stockholder Proposals.”
Compensation of Executive Officers
None of our officers receives direct compensation from us. Mr. Rashid, our Chief Executive Officer, Mr. Cerny, our Chief Financial Officer, Mr. Owen, our Chief Accounting Officer, and Ms. Porter, our Chief Compliance Officer, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without incremental profit to OFS Services.

PORTFOLIO MANAGEMENT
The Advisor Investment Committees, which includes the Pre-Allocation Investment Committee, CLO Investment Committee and Middle-Market Investment Committee, are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients.
The purpose of the Middle-Market Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our board of directors. The Middle-Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser and Bilal Rashid, is responsible for the evaluation and approval of all the investments made by us. The members of the Middle-Market Investment Committee are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio and share such responsibility jointly. The Middle-Market Investment Committee is supported by a team of analysts and investment professionals.
The process employed by the Advisor Investment Committees, including the Middle-Market Investment Committee, is intended to bring the diverse experience and perspectives of the committee members to the investment process. The Middle-Market Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The Middle-Market Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments.
In certain instances, management may seek the approval of our board of directors prior to the making of an investment. In addition to reviewing investments, the meetings of the Middle-Market Investment Committee serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with members of the Middle-Market Investment Committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
None of the members of the Middle-Market Investment Committee are employed by us or receive any direct compensation from us. All of the Middle-Market Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, OFSAM, the parent company of OFS Advisor, and/or its subsidiaries. These individuals receive compensation from OFS Advisor that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Advisor, a portion of which relates to the incentive fee or carried interest earned by OFS Advisor in connection with its services to us. See “Control Persons and Principal Stockholders” for additional information about equity interests held by certain of these individuals.
Messrs. Rashid and Cerny also perform a similar role for four other pooled investment vehicles, with a total amount of approximately $1.6 billion of assets under management as of September 30, 2017 from which OFS Advisor and OFSAM may receive incentive fees. See “Related-Party Transactions and Certain Relationships” for a description of OFS Advisor’s allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and OFS Advisor. See “Prospectus Summary -  Conflicts of Interest” and “Risk Factors - We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients” for a discussion of potential conflicts of interests.
Information regarding the Middle-Market Investment Committee is as follows:

Name (1)	Age	Position
Richard S. Ressler	59	Chairman of OFSAM, Chairman of Advisor Investment Committees
Jeffrey A. Cerny	54	Senior Managing Director of OFSC and OFS Advisor
Mark S. Hauser	60	Senior Managing Director of OFSC and OFS Advisor
Bilal Rashid	47	Senior Managing Director of OFSC and OFS Advisor

(1)
The address for each member of the Middle-Market Investment Committee is c/o OFS Capital Management, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606. None of these individuals beneficially own any of our equity securities.

Members of the Middle-Market Investment Committee Who Are Not Our Directors or Executive Officers
Richard S. Ressler is the founder and President of Orchard Capital Corp. ("Orchard Capital"), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, LLC (together with its controlled affiliates, "CIM"), a vertically-integrated owner and operator of real assets, Orchard First Source Asset Management (together with its controlled affiliates, "OFSAM"), a full-service provider of capital and leveraged  finance solutions to U.S. corporations, and OCV Management, LLC (“OCV”), an investor, owner and operator of  technology companies.  Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. (NASDAQ "JCOM"), director of Presbia PLC (NASDAQ

“LENS”), and chairman of CIM Commercial Trust Corporation (NASDAQ “CMCT”). Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as a director of LENS since January 2015 and as chairman of CMCT since 2014.
Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, chairs its executive, investment, allocation and asset management committees and serves on its credit committee.  CIM Investment Advisors, LLC, an affiliate of CIM, is registered with the United States Securities and Exchange Commission as a registered investment adviser.
     Mr. Ressler co-founded the predecessor of OFSAM in 2001and, through an agreement with Orchard Capital, chairs its executive committee.  OFS Capital Management, LLC, an affiliate of OFSAM, is registered with the United States Securities and Exchange Commission as a registered investment adviser.
     Mr. Ressler co-founded OCV in 2016 and, through an agreement with Orchard Capital, chairs its executive committee. OCV is a relying adviser of OFS Capital Management, LLC.
Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE "VGR") and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University.
Mark S. Hauser is a Senior Managing Director of OFSC and OFS Advisor and serves as a member of OFSAM’s executive committee. Mr. Hauser co-founded OFS SBIC I, LP, a subsidiary of OFS Capital, in 2009 and the predecessor to Tamarix Capital in the early 1990s, and currently serves as the Managing Director of Tamarix Capital. Prior thereto, he was a Senior Managing Director at Sandell Asset Management, an international multi-strategy alternative asset manager, where he founded and was global head of the firm's private equity practice as well as a member of its investment committee. Prior to joining Sandell, he was a Managing Director at FdG Associates, a New York-based middle-market private equity fund focused on investing in family owned businesses. Previously, he was a Managing Director at Ocean Capital Corporation, a private international investment banking firm.
Mr. Hauser has served as an officer and on the boards of directors of various private and public portfolio companies, both in the U.S. and abroad, and continues to serve on the board of directors of MOKO Social Media Limited, an Australian public company. He began his career as a corporate attorney, practicing in New York, Sydney and London. Mr. Hauser holds a Bachelor of Economics Degree and a Bachelor of Law Degree from Sydney University and a Master of Law Degree from the London School of Economics & Political Science.
The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee and our investment team as of December 31, 2017.

Name of Portfolio Manager/Investment Support Team	Dollar Range of Equity Securities Beneficially Owned (1)
Richard S. Ressler	None
Jeffrey A. Cerny	None
Mark S. Hauser	None
Bilal Rashid	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”

MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
OFS Advisor is registered as an investment adviser under the Advisers Act. OFS Advisor is a wholly owned subsidiary of OFSAM. Pursuant to the Investment Advisory Agreement with and subject to the overall supervision of our board of directors and in accordance with the 1940 Act, OFS Advisor provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, OFS Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assists us in determining what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	executes, closes, services and monitors the investments we make.
Management and Incentive Fee
For providing these services, OFS Advisor receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), adjusted for stock issuances and stock purchases, at the end of the two most recently completed calendar quarters. We have excluded from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP on December 4, 2013. The base management fee is payable quarterly in arrears. Base management fees for any partial quarter are prorated based on the number of days in the quarter.
The base management fee is payable quarterly in arrears and was $1.4 and $1.2 for the three months ended March 31, 2018 and 2017 and $5.0 million, $4.5 million, and $4.9 million, for the years ended December 31, 2017, 2016, and 2015, respectively.
The incentive fee has two parts. One part ("Part One") is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. “Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as original issue discount, or "OID", debt instruments with PIK interest, equity investments with accruing or PIK dividend, and zero coupon securities), accrued income that we have not yet received in cash.
Pre-incentive fee net investment income does not include any realized gains, realized losses, unrealized capital appreciation or unrealized capital depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses and unrealized capital depreciation.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for OFS Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. There is no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate, and there is no delay of payment if prior quarters are below the quarterly hurdle rate. Pre-incentive fee net investment income fees are prorated for any partial quarter based on the number of days in such quarter.

We pay OFS Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide OFS Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this pre-incentive fee net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.
The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
The second part ("Part Two") of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and our aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. The Company accrues the Capital Gains Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive.
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investments. Unrealized capital appreciation is accrued, but not paid until said appreciation is realized. We accrue the Capital Gains Fee if, on a cumulative basis, the sum of the net realized capital gains (and losses) plus net unrealized appreciation (and depreciation) is positive. OFS Advisor has excluded from the Capital Gains Fee calculation the realized gain with respect to the step acquisitions resulting from the SBIC Acquisition. The Capital Gains Fee for any partial year is prorated based on the number of days in such year.
Incentive fee expense was $3.0 million, $3.3 million, and $2.6 million for the for the years ended December 31, 2017, 2016, and 2015, respectively. Incentive fees for the years ended December 31, 2017, 2016, and 2015, included Part One incentive fees (based on net investment income) of $3.0 million, which included a share issue adjustment of $(0.6) million related to the Company's Offering, $3.5 million and $2.5 million, respectively, and Part Two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of $0, $(0.1) million and $0.1 million, respectively.

Examples of Incentive Fee Calculation
Example 1—Income Related Portion of Incentive Fee:
Assumptions

•	Hurdle rate(1) = 2.0%

•	Management fee(2) = 0.44%

•	Other estimated expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
(1) Represents a quarter of the 8.0% annualized hurdle rate.
(2) Represents a quarter of the 1.75% annualized management fee, which became effective October 31, 2013.
(3) Excludes estimated offering expenses.
Alternative 1
Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.61%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.
Alternative 2
Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.80%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.16%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% ×(2.16% – 2.0%)) + 0%

	=	100% × 0.16%

	=	0.16%
Alternative 3
Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.86%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% × (2.5% – 2.0%)) + (20% × (2.86% – 2.5%))

	=	0.5% + (20% × 0.36%)

	=	0.5% + 0.07%

	=	0.57%

Example 2—Capital Gains Portion of Incentive Fee:
Alternative 1
Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million
The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None; $5 million (20% multiplied by $30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation) less $6 million (Capital Gains Fee paid in Year 2)

•	Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)
Alternative 2
Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million
The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $5 million (20% multiplied by $30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•
Year 3: $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains on Investment A and Investment C less $3 million cumulative unrealized capital depreciation on Investment B)) less $5 million (Capital Gains Fee paid in Year 2)

•
Year 4: $0.6 million; $7 million (20% multiplied by $35 million (cumulative realized capital gains on Investment A and Investment C)) less $6.4 million (cumulative Capital Gains Fee paid in all prior years)

•
Year 5: None; $5 million (20% multiplied by $25 million ($35 million cumulative realized capital gains on Investments A and C less $10 million realized capital losses on Investment B)) less $7 million (cumulative Capital Gains Fee paid in all prior years))

Payment of Our Expenses
Our primary operating expenses include interest expense due under our borrowings, the payment of fees to OFS Advisor under the Investment Advisory Agreement, professional fees, and our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing and long-distance telephone;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•	other expenses incurred by either OFS Services or us in connection with administering our business.
Duration and Termination
Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by OFS Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. See “Risk Factors—Risks Related to our Business and Structure—We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.”
Administration Agreement
Pursuant to the Administration Agreement, OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, and bookkeeping and record keeping services at such facilities. Under the Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, OFS Services would provide managerial assistance on our behalf to certain portfolio companies that accept our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent, information technology, and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. The Administration Agreement may be renewed annually with the approval of our board of directors, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that OFS Services outsources any of its functions we pay the fees associated with such functions at cost without incremental profit to OFS Services.
Administration fee expense was $0.6 million and $0.4 million for the three months ended March 31, 2018 and 2017, respectively, and was $1.3 million, $1.3 million and $1.6 million for the years ended December 31, 2017, 2016, and 2015, respectively.
Indemnification
The Investment Advisory Agreement and the Administration Agreement both provide that OFS Advisor, OFS Services and their affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement or the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Investment Advisory Agreement or the Administration Agreement.
Board Approval of the Investment Advisory and Administrative Agreements
Our board, including our independent directors, approved the renewal of the Investment Advisory Agreement at a meeting held on April 5, 2018. In reaching a decision to approve the investment advisory agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor;

•	the fee structures of comparable externally managed BDCs that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	any existing and potential sources of indirect income to OFS Advisor from its relationship with us and the profitability of that relationship, including through the Investment Advisory Agreement;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; and

•	the organizational capability and financial condition of OFS Advisor and its affiliates.
Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our stockholders.
Our board also reviewed services provided under the Administrative Agreement, and approved its renewal at the April 5, 2018 meeting.
Staffing Agreement
We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. OFS Advisor is a subsidiary of OFSAM and depends upon access to the investment professionals and other resources of OFSAM and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFSAM to obtain access to deal flow generated by the professionals of OFSAM and its affiliates. Under the Staffing Agreement between OFSC and OFS Advisor, OFSC provides OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of the Advisor Investment Committees serve in such capacity (including Mr. Ressler, who is currently the Chairman of the Middle-Market Investment Committee).
The Staffing Agreement is renewable by the parties thereto on an annual basis. Services under the Staffing Agreement are provided to OFS Advisor on a direct cost reimbursement basis, and such fees are not our obligation.
OFSC also has entered into a staffing and corporate services agreement with OFS Services. Under this agreement, OFSC makes available to OFS Services experienced investment professionals and access to the administrative resources of OFS Services.
License Agreement
We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests.
Investment Advisory and Management Agreement
We have entered into an Investment Advisory and Management Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our board with the valuation of our portfolio investments. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement.
License Agreement
We have entered into a license agreement with OFSAM under which OFSAM grants us a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement
We have entered into an Administration Agreement, pursuant to which OFS Capital Services, LLC (“OFS Services”) furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority.
Staffing Agreements
OFS Advisor is an affiliate of OFSC, with which it has entered into a Staffing and Corporate Services Agreement (the “Staffing Agreement”). Under this agreement, OFSC makes available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the Advisor Investment Committees (discussed below) to serve in that capacity. OFS Advisor capitalizes on the significant deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.
OFSC also has entered into a Staffing and Corporate Services Agreement with OFS Services. Under this agreement, OFS Services makes available to OFSC the administrative resources of OFS Services.
Investment Committees, Investment Allocation and Transactions with Certain Affiliates
OFS Advisor and its affiliates manage other assets and funds, and may manage other entities in the future, including other BDCs, and these other funds and entities may have similar or overlapping investment strategies. OFS Advisor’s Pre-Allocation Investment Committee, CLO Investment Committee and Middle Market Investment Committee, (the “Middle Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients. The Middle Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser and Bilal Rashid, along with the investment committee for SBIC I LP (the “SBIC Investment Committee”), which is comprised of Mark Hauser, Jeffrey Cerny, Tod Reichert, and Bilal Rashid, is responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate. The Middle Market Investment Committee and SBIC Investment Committee also determine appropriate investment sizing and implement ongoing monitoring requirements of our investments.
Our senior management, members of the Advisor Investment Committees, including members of the Middle Market Investment Committee, the SBIC Investment Committee and other investment professionals from OFSAM or its other affiliates may serve as officers, directors or principals of (i) entities that operate in the same or a related line of business as we do, (ii) entities in which we invest or in which we are considering making an investment or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.
Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.
Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM or its affiliates.
We may, however, invest alongside OFSAM and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM and its affiliates or a fund managed by OFSAM or its affiliates has previously invested.
On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain other funds managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available capital for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of April 10, 2018 the beneficial ownership of the Company's directors, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 13,348,774 shares of common stock outstanding as of April 10, 2018.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups  -  interested directors and independent directors. Interested directors are “interested persons” of OFS Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class	Dollar Range of Equity Securities in the Company (1) (2)
Other
OFSAM (3)	2,946,474	22.1%	N/A
Interested Directors
Bilal Rashid	None	None	N/A
Jeffrey A. Cerny	None	None	N/A
Independent Directors
Marc Abrams	2,215	*	$10,001 - $50,000
Robert J. Cresci	None	None	N/A
Elaine E. Healy	None	None	N/A
Officers Who Are Not Directors
Mukya S. Porter	None	None	N/A
Jeffery S. Owen	None	None	N/A
Tod K. Reichert	None	None	N/A
Officers and Directors as a group (8 persons)	2,215	*

*	Less than 1.0%.

(1)
The dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The Nasdaq Global Select Market on April 10, 2018, times the number of shares beneficially owned.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. None of the reported shares held by our directors or officers are pledged as security.

(3)
Information is based on a Schedule 13G/A filed with the SEC on April 11, 2017. OFSAM is owned by Bilal Rashid, Jeffrey A. Cerny and other officers of OFS Capital Management, LLC, the Company’s investment adviser, and its affiliates. OFSAM votes its shares of the Company’s stock as determined by OFSAM’s Executive Committee, which is comprised of Richard Ressler and Mark Hauser, as well as Messrs. Rashid and Cerny. Neither of Messrs. Rashid or Cerny is a beneficial owner of the Company’s shares held by OFSAM for purposes of Section 13(d) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.
In calculating the value of our investment assets each quarter, we will assess whether a sufficient number of market quotations are available or whether a sufficient number of indicative prices from pricing services or brokers or dealers have been received. Investments for which sufficient market quotations are available will be valued at such market quotations. Otherwise we undertake, on a quarterly basis, a valuation process as described below:

•
For each debt investment, a basic credit risk rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by OFS Advisor’s investment committee.

•	Each portfolio company or investment is valued by OFS Advisor.

•	The preliminary valuations are documented and are then submitted to OFS Advisor’s investment committee for ratification.

•
Third-party valuation firm(s) provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. OFS Advisor’s investment committee’s preliminary fair value conclusions on each of our assets for which sufficient market quotations are not readily available is reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee of our Board or required by our valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of our Board.

•
The audit committee of the Board reviews the preliminary valuations of OFS Advisor’s investment committee and independent valuation firms and, if appropriate, recommends the approval of the valuations by the Board.

•
Our Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.

See “Risks - A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.”
We follow ASC Topic 820 for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

•
Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.

•	Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
We assess the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of our investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations.There were no transfers among Level 1, 2 and 3 for three months ended March 31,

2018, or for the years ended December 31, 2017, 2016, and 2015. The following sections describe the valuation techniques we used to measure different financial instruments at fair value and include the levels within the fair value hierarchy in which the financial instruments are categorized.
Each quarter, for investments for which unadjusted quoted prices in active markets are not available, we assesses whether market quotations, prices from pricing services or bids from brokers or dealers (collectively, "Indicative Prices") are available, as well as our ability to transact at such Indicative Prices. Investments for which sufficient Indicative Prices exist are generally valued consistent with such Indicative Prices. We periodically corroborate observed Indicative Prices with our actual investment purchase prices and/or other valuation techniques, such as the discounted cash flow method described below. Based on the corroborating analysis and the experience of our management in purchasing and selling these investments, we believe that these Indicative Prices may be reasonable indicators of fair value. In certain instances, we may partially rely on Indicative Prices when we determine such Indicative Prices are not of sufficient strength to rely on as the sole indication of fair value. In such instances, we apply a weighting factor to the Indicative Price and an alternative fair value analysis, typically a discounted cash flow analysis. The weighting factor placed on an Indicative Price is applied consistently based upon its relative strength, which considers, among other factors, and when available, the depth and liquidity of the Indicative Price. Weighting factors are not significant to the overall fair value measurement, but rather are applied to incorporate relevant market data when available.
In addition, each quarter, we assess whether an arm’s length transaction occurred in the same security, including the our new investments during the quarter, the cost of which (“Transaction Prices”), may be considered a reasonable indication of fair value for up to three months after the transaction date.
Due to the private nature of this marketplace (meaning actual transactions are not publicly reported), and the non-binding nature of the Indicative Prices, and the general inability to observe the input for the full length of the term of an investment, we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy.
In the absence of sufficient, actionable Indicative Prices or Transaction Prices, as an indication of fair value, and consistent with the policies and methodologies adopted by the Board, we perform detailed valuations of our debt and equity investments, including an analysis of our unfunded loan commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate fair value and, in fact, for any one portfolio company, fair value is generally best expressed as a range of values. We may also engage one or more independent valuation firms(s) to conduct independent appraisals of our investments to develop the range of values, from which we derive a single estimate of value. Under the income approach, we typically prepare and analyze discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.
The primary method used to estimate the fair value of our debt investments is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, we may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The discounted cash flow approach to determining fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including the latest arm’s length or market transactions involving the subject security, a benchmark credit spread or other indication of market yields, and company performance. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
We changed the primary method used to value certain of our investments, primarily equity investments, as of December 31, 2016, from the income approach to the market approach, principally due to the nature of evidence available under the discounted cash flow method, and to better align with industry practice. We may also utilize an income approach when estimating the fair value of our equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach.
Under the market approach, we estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or other relevant basis. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
Application of these valuation methodologies involves a significant degree of judgment by management. Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment had previously been recorded. Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Determinations in connection with offerings
In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•
the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.
No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com , by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.
If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.
If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.
General
OFS Capital, LLC was formed as a Delaware limited liability company and converted to a corporation on November 7, 2012. Under the terms of our certificate of incorporation, our authorized stock consists of 100,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “OFS.” The table below sets forth our capital stock as of May 17, 2018:

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.01 par value per share	100,000,000	—	13,348,774
Preferred Stock, $0.01 par value per share	2,000,000	—	—
Common Stock
All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.
Preferred Stock
Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock), and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.
Provisions of the DGCL and Our Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (a) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, relating to unlawful payment of distributions or unlawful stock purchases or redemption of stock or (d) for any transaction from which the director derives an improper personal benefit.
Our bylaws provide for the indemnification of any person to the full extent permitted by law as currently in effect or as may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.
Delaware Anti-Takeover Law
The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies
Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the board of directors, (b) pursuant to our notice of meeting or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Action by Stockholders
Under the DGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the certificate of incorporation provides for stockholder action by less than unanimous written consent (which our certificate of incorporation does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposed until the next annual meeting.
Stockholder Meetings
Our certificate of incorporation and bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the vice chairman of the board, the president, the board of directors or stockholders who own of record a majority of the outstanding shares of each class of stock entitled to vote at the meeting. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.
The 1940 Act requires that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock), and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.
For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of distributions to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•
if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.
Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.
Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of OFS Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default - Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain requirements are met) immediately after each such issuance. See "Regulation". In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors - Risks Related to Our Business and Structure - Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “- Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•
an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•
an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “- Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•
an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•
the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•
an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•
financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.
Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “- Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment when Offices are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•
we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•
the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•
under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Approval
First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “- Changes Requiring Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance - Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions - Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•
we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions - Subordination.”
Form, Exchange and Transfer of Certificated Registered Securities
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions - Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
We generally cannot issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.
As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200% (or 150% if certain requirements are met). The Company received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act. See below.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental and may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s assets, as defined by the 1940 Act. The principal categories of qualifying assets relevant to our business are the following:

(a)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•
is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•
does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

•
is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

(b)	Securities of any eligible portfolio company which we control.

(c)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.
Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.
Managerial Assistance to Portfolio Companies
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets, as defined by the 1940 Act, are qualifying assets or temporary investments. We may invest in highly rated commercial paper, U.S. Government agency notes, and U.S. Treasury bills or repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. OFS Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Warrants and Options
Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of OFS Capital and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain requirements are met) immediately after each such issuance. Provisions of the Small Business Credit Availability Act (the “SBCA”), permit BDCs to be subject to a minimum Asset Coverage Ratio of 150%, if specific conditions are satisfied, when issuing senior securities. In other words, prior to the enactment of the SBCA, a BDC could borrow $1 for investment purposes for every $1 of investor equity. Now, for those BDCs that satisfy the Act’s approval and disclosure requirements, the BDC can borrow $2 for investment purposes for every $1 of investor equity.
The SBCA provides that in order for a BDC whose common stock is traded on a national securities exchange to be subject to 150% Asset Coverage, the BDC must either obtain: (i) approval of the required majority of its non-interested directors who have no financial interest in the proposal, which would become effective one year after the date of such approval (the “Board Effective Date”), or (ii) obtain stockholder approval (of more than 50% of the votes cast for the proposal at a meeting in which quorum is present), which would become effective on the first day after the date of such stockholder approval.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements and, as a result, the asset coverage ratio test applicable to the Company will be decreased from 200% to 150%, effective May 3, 2019. The Company received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act.
In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to our Business and Structure—Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”
Codes of Ethics
We and OFS Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at www.ofscapital.com . You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is attached as an exhibit to our annual report on Form 10-K and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov . You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to OFS Advisor. The proxy voting policies and procedures of OFS Advisor are set out below. The guidelines are reviewed periodically by OFS Advisor and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to OFS Advisor.

Introduction
As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the economic value of the underlying portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to OFS Capital, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.
Proxy Voting Records
You may obtain information about how we voted proxies for OFS Capital, free of charge, by making a written request for proxy voting information to: OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, Attention: Investor Relations, or by calling OFS Capital Corporation at (847) 734-2060. The SEC also maintains a website at http://www.sec.gov that contains such information.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of OFS Advisor and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.
Compliance with the Sarbanes-Oxley Act of 2002 and the Nasdaq Global Select Market Corporate Governance Regulations
The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
In addition, The Nasdaq Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.
Exemptive Relief
On November 26, 2013, we received an exemptive order which allows us to exclude SBA guaranteed indebtedness from the definition of senior securities in the statutory 200% (or 150% if certain requirements are met) asset coverage ratio.

We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. Further, the 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.
Small Business Investment Company Regulations
As noted above, on December 4, 2013, we acquired the remaining general and limited partnership interests in SBIC I LP, making it a wholly-owned subsidiary. SBIC I LP is an SBIC and must maintain compliance with SBA regulations.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid without penalty twice each year on certain dates. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.
SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350 million.
The investments of an SBIC are limited to loans to and equity securities of eligible small businesses. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller concerns,” as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative criteria to determine eligibility, which may include, among other things, the industry in which the business is engaged, the number of employees of the business, its gross sales, and the extent to which the SBIC is proposing to participate in a change of ownership of the business. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.
The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an

SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.
The SBA requires that SBICs invest idle funds in accordance with SBA regulations. SBA regulations also include restrictions on a “change of control” or other transfers of limited partnership interests in an SBIC. In addition, SBIC I LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations.
SBIC I LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of the SBIC license and an SBA leverage commitment does not assure that SBIC I LP will receive SBA guaranteed debenture funding, and such funding is dependent upon SBIC I LP’s continuing to be in compliance with SBA regulations and policies.
The SBA, as a creditor, will have a superior claim to the SBIC I LP’s assets over our stockholders in the event that SBIC I LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by SBIC I LP in the event of a default.
Other
We are subject to periodic examination by the SEC for compliance with the Exchange Act, and the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We and OFS Advisor each have adopted and implemented written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, will review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and have designated a chief compliance officer to be responsible for administering the policies and procedures.
Our internet address is www.ofscapital.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain material United States federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership, and disposition of our common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our common stock that will hold such stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
This summary does not discuss the consequences of an investment in our subscription rights, debt securities, or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•
A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•
A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•
A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	An estate, the income of which is subject to United States federal income taxation regardless of its source.
A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership for United States federal income tax purposes or a U.S. stockholder.
If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership should consult its own tax advisors with respect to the tax considerations to its partners of the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
We have elected to be taxed as a RIC under Subchapter M of the Code. As a RIC, we are not required to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our otherwise taxable earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements, as described below. In addition, to receive RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income” as defined by the Code (“ICTI”), which is generally our net ordinary income plus our net short-term capital gains in excess of net long-term capital losses, if any (the “Annual Distribution Requirement”). The excess of net long-term capital gains over net short-term capital losses, if any (“Net Capital Gains”), are not a component of the Annual Distribution Requirement, but impacts taxable income if not distributed as discussed below.

Taxation as a RIC
If we:

•	maintain our qualification as a RIC; and

•	satisfy the Annual Distribution Requirement;
then we will not be subject to U.S. federal income tax on the portion of our ICTI or Net Capital Gains we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any ICTI or Net Capital Gain not distributed (or deemed distributed) to our stockholders.
We are also subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or, if we so elect, for that calendar year) and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts.
In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as such term is defined in the Code (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our assets and 10% of the outstanding voting securities of such issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that we control (as determined under applicable tax rules) and that are engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income taxes, franchise taxes, or withholding liabilities.
We are required to recognize ICTI in circumstances in which we have not received a corresponding payment in cash. For example, we hold debt obligations that are treated under applicable tax rules as issued with original issue discount (“OID”) and debt instruments with PIK interest, and we must include in ICTI each year the portion of the OID and PIK interest that accrues for that year (as it accrues over the life of the obligation), irrespective of the fact the cash representing such income is received by us in that taxable year. The continued recognition of non-cash ICTI may cause difficulty in meeting the Annual Distribution Requirement. We may be required to sell investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities to meet this requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Some of the income and fees that we recognize would result in ICTI that would not be “qualifying income” for the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we recognize such income and fees directly or indirectly through one or more entities taxed as corporations for U.S. federal income tax purposes. Such corporations are required to pay U.S. corporate income tax on their earnings, which ultimately reduces our return on such income and fees.
We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.
Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be considered “qualifying income” for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.
The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.
A RIC is limited in its ability to deduct expenses in excess of its ICTI. If our expenses in a given year exceed gross taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset ICTI, not Net Capital Gains. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.
Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges. In addition, under recently proposed regulations, income required to be included as a result of a QEF election would not be qualifying income for purposes of the 90% Income Test unless we receive a distribution of such income from the PFIC in the same taxable year to which the inclusion relates.
Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders.

Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our ICTI will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income,” or Qualifying Dividends, eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be Qualifying Dividends. Distributions of our Net Capital Gains, properly reported by us as “capital gain dividends”, will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her, or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
We may decide to retain some or all of our Net Capital Gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations, or refunded to the extent it exceeds the stockholder’s liability for federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise not required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her, or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our ICTI as a “deemed distribution.”
In accordance with certain applicable Treasury regulations and published guidance by the IRS, a publicly offered RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, may be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her, or its investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her, or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her, or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.
In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
As discussed in more detail below, under “Taxation of Non-U.S. Stockholders,” U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2018 if certain disclosure requirements related to U.S. accounts are not satisfied.
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan through which dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.
Taxation of Non-U.S. Stockholders
Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.
Distributions of our ICTI to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, no withholding is required with respect to certain distributions if: (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends, and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.
Actual or deemed distributions of our Net Capital Gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) the Non-U.S. stockholder is an individual that is present in the United States for 183 days or more during the taxable year.
If we distribute our Net Capital Gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
Legislation commonly referred to as “FATCA” imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have U.S. persons as substantial owners), or that reside in jurisdictions that have not entered into intergovernmental agreements with the United States to provide such information. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends paid after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If we are unable to maintain our qualification as a RIC, we will be subject to tax on all of our ICTI and Net Capital Gains at regular corporate rates; we would not receive a dividend deduction for any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that would, for qualifying non-corporate U.S. stockholders, be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits (subject to limitations under the Code). Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, up to $200 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly or through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3 rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, OFS Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. OFS Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While OFS Advisor generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, OFS Advisor may select a broker based upon brokerage or research services provided to OFS Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if OFS Advisor determines in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2016, 2015 and 2014, we did not pay any brokerage commissions.

LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP, our independent registered public accounting firm, have audited the consolidated financial statements as of December 31, 2017 and 2016 for each of the three years in the period ended December 31, 2017. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing. The principal business address of BDO USA, LLP is 330 N. Wabash Ave, Suite 3600, Chicago, IL 60610.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.
We will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. We maintain a website at http://www.ofscapitalcorp.com and make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov . Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Index to Financial Statements
OFS Capital Corporation and Subsidiaries

OFS Capital Corporation and Subsidiaries
Consolidated Balance Sheets
(Dollar amounts in thousands, except per share data)

	March 31, 2018	December 31, 2017
	(unaudited)
Assets
Investments, at fair value:
Non-control/non-affiliate investments (amortized cost of $215,488 and $209,360, respectively)	$201,947	$197,374
Affiliate investments (amortized cost of $122,443 and $70,402, respectively)	122,843	69,557
Control investments (amortized cost of $10,244 and $10,213, respectively)	10,674	10,568
Total investments at fair value (amortized cost of $348,175 and $289,975, respectively)	335,464	277,499
Cash and cash equivalents	31,926	72,952
Interest receivable	2,915	2,734
Prepaid expenses and other assets	4,396	4,593
Total assets	$374,701	$357,778

Liabilities
Revolving line of credit	$40,950	$17,600
SBA debentures (net of deferred debt issuance costs of $2,564 and $2,657, respectively)	147,316	147,223
Interest payable	410	1,596
Management and incentive fees payable	2,075	1,987
Administration fee payable	749	476
Accrued professional fees	598	433
Other liabilities	150	127
Total liabilities	192,248	169,442

Commitments and contingencies (Note 6)

Net assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, -0- shares issued and outstanding as of March 31, 2018, and December 31, 2017, respectively	$—	$—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 13,348,774 and 13,340,217 shares issued and outstanding as of March 31, 2018, and December 31, 2017, respectively	133	133
Paid-in capital in excess of par	187,512	187,398
Accumulated undistributed net investment income	7,273	9,404
Accumulated undistributed net realized gain	258	3,881
Net unrealized depreciation on investments	(12,723)	(12,480)
Total net assets	182,453	188,336

Total liabilities and net assets	$374,701	$357,778

Number of shares outstanding	13,348,774	13,340,217
Net asset value per share	$13.67	$14.12

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Operations (unaudited)
(Dollar amounts in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
Investment income
Interest income:
Non-control/non-affiliate investments	$5,758	$4,612
Affiliate investments	2,085	1,831
Control investment	239	524
Total interest income	8,082	6,967
Payment-in-kind interest and dividend income:
Non-control/non-affiliate investments	224	307
Affiliate investments	461	352
Control investment	27	38
Total payment-in-kind interest and dividend income	712	697
Dividend income:
Non-control/non-affiliate investments	—	5
Affiliate investments	130	85
Control investments	33	33
Total dividend income	163	123
Fee income:
Non-control/non-affiliate investments	26	156
Affiliate investments	2	58
Control investments	18	33
Total fee income	46	247
Total investment income	9,003	8,034
Expenses
Interest expense	1,634	1,387
Management fee	1,360	1,192
Incentive fee	736	1,181
Professional fee	201	263
Administration fee	583	401
Other expenses	695	270
Total expenses before incentive fee waiver	5,209	4,694
Incentive fee waiver (see Note 3)	(22)	—
Total expenses, net of incentive fee waiver	5,187	4,694
Net investment income	3,816	3,340

Net realized and unrealized gain (loss) on investments
Net realized gain on non-control/non-affiliate investments	461	—
Net realized loss on affiliate investments	(541)	—
Net unrealized depreciation on non-control/non-affiliate investments	(1,563)	(3,041)
Net unrealized appreciation on affiliate investments	1,245	4,024
Net unrealized appreciation on control investment	75	543

Net gain (loss) on investments	(323)	1,526

Net increase in net assets resulting from operations	$3,493	$4,866

Net investment income per common share – basic and diluted	$0.29	$0.34
Net increase in net assets resulting from operations per common share – basic and diluted	$0.26	$0.50
Distributions declared per common share	$0.71	$0.34
Basic and diluted weighted average shares outstanding	13,340,502	9,700,329

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Changes in Net Assets (unaudited)
(Dollar amounts in thousands)

	Three Months Ended March 31,
	2018	2017
Increase in net assets resulting from operations:
Net investment income	$3,816	$3,340
Net realized loss on investments	(80)	—
Net unrealized appreciation (depreciation) on investments	(243)	1,526
Net increase in net assets resulting from operations	3,493	4,866
Distributions to stockholders from:
Accumulated net investment income	(4,536)	(3,298)
Accumulated net realized gain	(4,936)	—
Total distributions to stockholders	(9,472)	(3,298)
Common stock transactions:
Reinvestment of stockholder distributions	96	41
Net increase in net assets resulting from capital transactions	96	41
Net increase (decrease) in net assets	(5,883)	1,609
Net assets:
Beginning of period	188,336	143,778
End of period	$182,453	$145,387
Accumulated undistributed net investment income	$7,273	$6,786
Common stock activity:
Common stock issued from reinvestment of stockholder distributions	8,557	2,919
Common stock issued and outstanding at beginning of period	13,340,217	9,700,297
Common stock issued and outstanding at end of period	13,348,774	9,703,216

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Cash Flows (unaudited)
(Dollar amounts in thousands)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities
Net increase in net assets resulting from operations	$3,493	$4,866
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized loss on investments	80	—
Net unrealized (appreciation) depreciation on investments	243	(1,526)
Amortization of Net Loan Fees	(275)	(341)
Payment-in-kind interest and dividend income	(712)	(697)
Amortization of deferred debt issuance costs	144	130
Amortization of intangible asset	49	49
Purchase and origination of portfolio investments	(98,208)	(3,139)
Proceeds from principal payments on portfolio investments	13,025	31,972
Proceeds from sale or redemption of portfolio investments	28,203	—
Changes in operating assets and liabilities:
Interest receivable	(181)	706
Interest payable	(1,186)	(1,189)
Management and incentive fees payable	88	255
Administration fee payable	273	152
Other assets and liabilities	137	(43)
Net cash provided by (used in) operating activities	(54,827)	31,195

Cash flows from financing activities
Distributions paid to stockholders	(9,376)	(3,257)
Borrowings under revolving line of credit	46,250	5,000
Repayments under revolving line of credit	(22,900)	(6,500)
Payment of debt issuance costs	(173)	—
Payment of common stock offering costs	—	(10)
Net cash provided by (used in) financing activities	13,801	(4,767)
Net increase (decrease) in cash and cash equivalents	(41,026)	26,428
Cash and cash equivalents — beginning of period	72,952	17,659
Cash and cash equivalents — end of period	$31,926	$44,087

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$2,676	$2,446
Distributions paid by issuance of common stock	96	41
Accrued common stock offering costs	—	165

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited)
March 31, 2018
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Non-control/Non-affiliate Investments
Aegis Acquisition, Inc.	Testing Laboratories
Senior Secured Loan		10.79%	(L +8.50%)	8/24/2021	$3,520	$3,473	$3,364	1.9%

Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		11.31%	(L +9.00%)	12/26/2020	3,500	3,478	3,570	2.0

Baymark Health Services, Inc.	Outpatient Mental Health & Sub. Abuse Centers
Senior Secured Loan		10.27%	(L +8.25%)	3/1/2025	4,000	3,960	3,960	2.2

Carolina Lubes, Inc. (4) (8)	Automotive Oil Change and Lubrication Shops
Senior Secured Loan		9.62%	(L +7.93%)	8/23/2022	21,267	21,103	21,574	11.8
Senior Secured Loan (Revolver)		8.94%	(L +7.25%)	8/23/2022	1,849	1,836	1,849	1.0
Preferred Equity (811 units) 14% PIK						2,612	2,638	1.4
					23,116	25,551	26,061	14.2
Cirrus Medical Staffing, Inc. (4)	Temporary Help Services
Senior Secured Loan		10.94%	(L +8.25%)	10/19/2022	7,782	7,706	7,706	4.2
Senior Secured Loan (Revolver)		10.94%	(L +8.25%)	10/19/2022	486	486	486	0.3
					8,268	8,192	8,192	4.5
Community Intervention Services, Inc. (4)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan (6) (10) (11)		7.0% cash / 6.0% PIK	N/A	1/16/2021	8,658	7,639	—	—

Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		11.48%	(L +9.50%)	5/8/2019	9,678	9,597	9,474	5.2

Constellis Holdings, LLC	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		11.30%	(L +9.00%)	4/21/2025	9,950	9,818	10,059	5.5

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2018
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Eblens Holdings, Inc.	Shoe Store
Subordinated Loan (11)		12.0% cash / 1.0% PIK	N/A	1/13/2023	$8,852	$8,775	$8,717	4.8%
Common equity (71,250 Class A units) (10)						713	768	0.4
					8,852	9,488	9,485	5.2
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		9.05%	(L +6.75%)	8/27/2018	3,834	3,827	3,550	1.9

GGC Aerospace Topco L.P.	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		10.76%	(L +8.75%)	9/8/2024	5,000	4,880	4,966	2.7
Common Equity (368,852 Class A units) (10)						450	434	0.2
Common Equity (40,984 Class B units) (10)						50	66	—
					5,000	5,380	5,466	2.9
LRI Holding, LLC (4)	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		11.56%	(L +9.25%)	6/30/2022	18,038	17,903	17,828	9.8
Preferred Equity (238,095 Series B units) (10)						300	300	0.2
					18,038	18,203	18,128	10.0
Maverick Healthcare Equity, LLC (4)	Home Health Equipment Rental
Preferred Equity (1,250,000 units) (10)						900	109	0.1
Common Equity (1,250,000 Class A units) (10)						—	—	—
						900	109	0.1
My Alarm Center, LLC (4)	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK (10) (13)						1,571	1,571	0.9
Preferred Equity (1,198 Class B units) (10) (13)						1,198	826	0.5
Common Equity (64,149 units) (10) (13)						—	—	—
						2,769	2,397	1.4
Online Tech Stores, LLC (4)	Stationary & Office Supply Merchant Wholesaler
Subordinated Loan		10.50% cash / 1.0% PIK	N/A	8/1/2023	16,025	15,715	15,715	8.6

O2 Holdings, LLC (4)	Fitness and Recreational Sports Centers
Senior Secured Loan		14.88%	(L +13.00%)	9/2/2021	13,850	13,493	14,027	7.7

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2018
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Parfums Holding Company, Inc.	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan		11.06%	(L +8.75%)	6/30/2025	$3,520	$3,493	$3,516	1.9%

Planet Fitness Midwest LLC (4)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,966	4,994	2.7

PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 1.0% PIK	N/A	10/29/2021	5,556	5,489	5,383	3.0
Common equity (499 units) (10) (13)						499	393	0.2
					5,556	5,988	5,776	3.2
Resource Label Group, LLC	Commercial Printing (except Screen and Books)
Senior Secured Loan		10.80%	(L +8.50%)	11/26/2023	4,821	4,758	4,748	2.6

RPLF Holdings, LLC	Software Publishers
Common Equity (254,110 Class A units) (10) (13)						254	254	0.1

Security Alarm Financing Enterprises, L.P. (4)	Security Systems Services (except Locksmiths)
Subordinated Loan (14)		15.31% cash / 0.69% PIK	(L +13.00%)	6/19/2020	12,547	12,471	12,499	6.9

Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan (15)		13.38%	(L +11.50%)	7/24/2020	8,880	8,800	8,800	4.8
Preferred Equity (5,000 Series C units), 8% PIK (10) (13)						537	574	0.3
					8,880	9,337	9,374	5.1
Southern Technical Institute, LLC (4)	Colleges, Universities, and Professional Schools
Subordinated Loan (6)(10)		15.00% PIK	N/A	12/2/2020	3,790	3,451	—	—
Preferred Equity (1,764,720 Class SP-1 units), 15.75% PIK (8) (10)						2,094	—	—
Warrants (2,174,905 Class A units) (10)				3/30/2026 (12)		46	—	—
					3,790	5,591	—	—

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2018
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Stancor, L.P. (4)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.88%	(L +8.00%)	8/19/2019	$11,652	$11,633	$11,640	6.4%
Preferred Equity (1,250,000 Class A units), 8% PIK (7) (10)						1,501	1,461	0.8
					11,652	13,134	13,101	7.2
The Escape Game, LLC (4)	Other amusement and recreation industries
Senior Secured Loan		11.14%	(L +8.75%)	12/22/2022	7,000	6,950	6,918	3.8

Truck Hero, Inc.	Truck Trailer Manufacturing
Senior Secured Loan		10.47%	(L +8.25%)	4/21/2025	7,014	6,972	7,083	3.9

United Biologics Holdings, LLC (4)	Medical Laboratories
Preferred Equity (151,787 units) (10)						9	20	—
Warrants (29,374 units) (10)				03/05/2022 (12)		82	107	0.1
						91	127	0.1
Total Non-control/Non-affiliate Investments					206,069	215,488	201,947	110.8
Affiliate Investments
3rd Rock Gaming Holdings, LLC	Software Publishers
Senior Secured Loan		9.59%	(L +7.50%)	3/12/2023	22,000	21,673	21,673	11.9%
Preferred Equity (2,547,250 units), 10% PIK						2,560	2,560	1.4%
					22,000	24,233	24,233	13.3%
All Metals Holding, LLC (4)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.0% cash / 1.0% PIK	N/A	12/28/2021	19,352	18,807	19,059	10.4
Common Equity (797,443 units) (10)						523	2,129	1.2
					19,352	19,330	21,188	11.6
Contract Datascan Holdings, Inc. (4)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	8,000	7,986	8,000	4.4
Preferred Equity (3,061 Series A shares), 10% PIK						4,490	6,107	3.3
Common Equity (11,273 shares) (10)						104	1,268	0.7
					8,000	12,580	15,375	8.4

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2018
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
DRS IMAGING SERVICES, LLC (4)	Data Processing, Hosting, and Related Services
Senior Secured Loan (9)		12.55%	(L +10.50%)	3/8/2023	$5,446	$5,343	$5,343	2.9%
Common Equity (453 units) (10)						454	454	0.2
					5,446	5,797	5,797	3.1
Jobson Healthcare Information, LLC (4) (9)	Other Professional, Scientific, and Technical Services
Senior Secured Loan (11)		10.13% cash / 5.55% PIK	(L +8.13%)	7/21/2019	15,660	15,452	13,403	7.3
Common Equity (13 member units) (10)						—	—	—
					15,660	15,452	13,403	7.3
Master Cutlery, LLC (4)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan (11)		13.00%	N/A	4/17/2020	4,819	4,762	2,559	1.4
Preferred Equity (3,723 Series A units), 8% PIK (7) (10)						3,483	—	—
Common Equity (15,564 units) (10)						—	—	—
					4,819	8,245	2,559	1.4
NeoSystems Corp. (4)	Other Accounting Services
Subordinated Loan		10.50% cash / 1.25% PIK	N/A	8/13/2019	2,149	2,144	2,149	1.2
Preferred Equity (521,962 convertible shares), 10% PIK						1,426	2,250	1.2
					2,149	3,570	4,399	2.4
Pfanstiehl Holdings, Inc. (4)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	9/29/2022	3,788	3,820	3,820	2.1
Common Equity (400 Class A shares)						217	5,270	2.9
					3,788	4,037	9,090	5.0
Professional Pipe Holdings, LLC	Plumbing, Heating, and Air-Conditioning Contractors
Senior Secured Loan		12.11%	(L +10.25%)	3/23/2023	8,486	8,317	8,317	4.6
Common Equity (1,414 Class A units) (10)						1,414	1,414	0.8
					8,486	9,731	9,731	5.4

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2018
(Dollar amounts in thousands)

Portfolio Company(1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
TRS Services, LLC (4)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		10.63% cash / 1.00% PIK	(L +8.75%)	12/10/2019	$15,222	$15,106	$15,028	8.2%
Preferred Equity (329,266 Class AA units), 15% PIK (10)						416	425	0.2
Preferred Equity (3,000,000 Class A units), 11% PIK (7)						3,374	1,615	0.9
Common Equity (3,000,000 units) (10)						572	—	—
					15,222	19,468	17,068	9.3
Total Affiliate Investments					104,922	122,443	122,843	67.2
Control Investments
MTE Holding Corp. (4)	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		13.38% cash / 1.5% PIK	(L +11.50%)	11/25/2020	7,213	7,175	7,218	4.0
Common Equity (554 shares)						3,069	3,456	1.9
					7,213	10,244	10,674	5.9
Total Control Investment					7,213	10,244	10,674	5.9

Total Investments					$318,204	$348,175	$335,464	183.9%

(1)	Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Approximately 6% of the Company's LIBOR referenced investments are subject to a reference rate floor at March 31, 2018, with a reference rate floor of 2.00%. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at March 31, 2018. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)	Fair value was determined using significant unobservable inputs for all of the Company's investments. See Note 5 for further details.

(4)	Investments (or portion thereof) held by OFS SBIC I, LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)	Reserved.

(6)	Investment was on non-accrual status as of March 31, 2018, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Non-accrual loans for further details.

(7)	The fair value of the accrued PIK dividend at March 31, 2018 was $-0-.

(8)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The reported interest rate of 9.62% at March 31, 2018, includes additional interest of 0.68% per annum as specified under the contractual arrangement among the Company and the co‑lenders.

(9)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The reported interest rate of 12.55% at March 31, 2018, includes additional interest of 2.5% per annum as specified under the contractual arrangement among the Company and the co‑lenders.

(10)	Non-income producing.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2018
(Dollar amounts in thousands)

(11)The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of March 31, 2018:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.0% or 12.0%	1.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.5% or 5.55%	14.18% or 10.13%	5.55%
Master Cultery, LLC	Senior Secured Loan	0% to 13.00%	13.00% to 0%	13.00%

(12)	Represents expiration date of the warrants.

(13)	All or portion of investment held by a wholly-owned subsidiary subject to income tax.

(14)
The PIK provision is reset at the beginning of each interest period equal to the excess of reference rate over the reference rate floor of 1.00%. The PIK interest rate in the schedule represents the current PIK interest rate in effect.

(15)	Maximum interest rate allowed is 13.50%.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Aegis Acquisition, Inc.	Testing Laboratories
Senior Secured Loan		10.17%	(L +8.50%)	8/24/2021	$3,520	$3,470	$3,439	1.8%

Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.70%	(L +9.00%)	12/26/2020	3,500	3,476	3,570	1.9

Avison Young Canada, Inc.	Offices of Real Estate Agents and Brokers
Senior Secured Loan (5) (6)		9.50%	N/A	12/15/2021	4,000	3,939	4,070	2.3

BJ's Wholesale Club, Inc.	Warehouse Clubs and Supercenters
Senior Secured Loan		8.95%	(L +7.50%)	2/3/2025	9,268	9,158	9,063	4.8

Carolina Lubes, Inc. (5) (9)	Automotive Oil Change and Lubrication Shops
Senior Secured Loan		9.28%	(L +7.25%)	8/23/2022	21,411	21,236	21,430	11.4
Senior Secured Loan (Revolver)		8.59%	(L +7.25%)	8/23/2022	487	473	489	0.3
Preferred Equity (973 units) 14% PIK						3,039	3,065	1.6
					21,898	24,748	24,984	13.3
Community Intervention Services, Inc. (5)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan (7) (11)		7.0% cash / 6.0% PIK	N/A	1/16/2021	8,530	7,639	—	—

Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.98%	(L +9.50%)	5/8/2019	9,678	9,579	9,417	5.0

Constellis Holdings, LLC	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		10.69%	(L +9.00%)	4/21/2025	9,950	9,813	9,919	5.3

DuPage Medical Group	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		8.42%	(L +7.00%)	8/15/2025	5,600	5,547	5,503	2.9

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Eblens Holdings, Inc.	Shoe Store
Subordinated Loan		12.0% cash / 1.00% PIK	N/A	1/13/2023	$8,830	$8,749	$8,726	4.6%
Common Equity (71,250 Class A units)						713	771	0.4
					8,830	9,462	9,497	5.0
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.44%	(L +6.75%)	8/27/2018	3,888	3,873	3,544	1.9

GGC Aerospace Topco L.P.	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		10.23%	(L +8.75%)	9/8/2024	5,000	4,875	4,875	2.6
Common Equity (368,852 Class A units)						450	450	0.2
Common Equity (40,984 Class B units)						50	50	—
					5,000	5,375	5,375	2.8
LRI Holding, LLC (5)	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		10.94%	(L +9.25%)	6/30/2022	18,269	18,125	18,205	9.7
Preferred Equity (238,095 Series B units)						300	300	0.2
					18,269	18,425	18,505	9.9
Maverick Healthcare Equity, LLC (5)	Home Health Equipment Rental
Preferred Equity (1,250,000 units) (10)						900	141	0.1
Common Equity (1,250,000 Class A units) (10)						—	—	—
						900	141	0.1
My Alarm Center, LLC (5)	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK (10) (13)						1,540	1,540	0.8
Preferred Equity (1,198 Class B units)						1,198	1,198	0.6
Common Equity (64,149 units) (13)						—	43	—
						2,738	2,781	1.4
NVA Holdings, Inc.	Veterinary Services
Senior Secured Loan		8.69%	(L +7.00%)	8/14/2022	743	743	748	0.4

O2 Holdings, LLC (5)	Fitness and Recreational Sports Centers
Senior Secured Loan		14.56%	(L +13.00%)	9/2/2021	13,350	12,977	13,617	7.2

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Parfums Holding Company, Inc.	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan		10.45%	(L +8.75%)	6/30/2025	$3,520	$3,492	$3,472	1.8%

Planet Fitness Midwest LLC (5)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,964	5,011	2.7

PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 1.00% PIK	N/A	10/29/2021	6,187	6,108	6,059	3.2
Common equity (499 units) (10)						499	278	0.1
					6,187	6,607	6,337	3.3
Resource Label Group, LLC	Commercial Printing (except Screen and Books)
Senior Secured Loan		10.19%	(L +8.50%)	11/26/2023	4,821	4,755	4,767	2.5

Security Alarm Financing Enterprises, L.P. (5)	Security Systems Services (except Locksmiths)
Subordinated Loan (14)		14.00% cash / 0.69% PIK	(L +13.00%)	6/19/2020	12,525	12,441	12,364	6.6

Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		13.07%	(L +11.50%)	7/24/2019	4,195	4,156	4,259	2.3
Preferred Equity (5,000 Series C units), 8% PIK (10) (13)						527	527	0.3
					4,195	4,683	4,786	2.6
Southern Technical Institute, LLC (5)	Colleges, Universities, and Professional Schools
Subordinated Loan (10)		15.00% PIK	N/A	12/2/2020	3,520	3,451	1,201	0.6
Preferred Equity (1,764,720 Class SP-1 units), 15.75% PIK (8) (10)						2,094	—	—
Warrants (2,174,905 Class A units) (10)				3/30/2026		46	—	—
					3,520	5,591	1,201	0.6
Stancor, L.P. (5)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.56%	(L +8.00%)	8/19/2019	$7,919	$7,896	$7,919	4.2%
Preferred Equity (1,250,000 Class A units), 8% PIK (8) (10)						1,501	1,486	0.8
					7,919	9,397	9,405	5.0

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
The Escape Game, LLC (5)	Other amusement and recreation industries
Senior Secured Loan		10.32%	(L +8.75%)	12/20/2022	7,000	6,948	6,948	3.7

TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		9.32%	(L +7.75%)	11/6/2021	7,334	7,303	7,334	3.9

Truck Hero, Inc.	Truck Trailer Manufacturing
Senior Secured Loan		9.89%	(L +8.25%)	4/21/2025	7,014	6,971	7,064	3.8

United Biologics Holdings, LLC (5)	Medical Laboratories
Senior Secured Loan (11)		12.00% cash / 2.00% PIK	N/A	4/30/2018	4,266	4,248	4,266	2.3
Subordinated Loan (10)		8.00 % PIK	N/A	4/30/2019	7	7	7	—
Preferred Equity (151,787 units) (10)						9	92	—
Warrants (29,374 units) (10)				3/5/2022		82	147	0.1
					4,273	4,346	4,512	2.4

Total Non-control/Non-affiliate Investments					199,332	209,360	197,374	104.9

Affiliate Investments
All Metals Holding, LLC (5)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.00% cash / 1.00% PIK	N/A	12/28/2021	12,869	12,288	12,759	6.8
Common Equity (637,954 units) (10)						565	1,785	0.9
					12,869	12,853	14,544	7.7
Contract Datascan Holdings, Inc. (5)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	$8,000	$7,985	$8,000	4.2%
Preferred Equity (3,061 Series A shares), 10% PIK (10)						4,347	5,964	3.2
Common Equity (11,273 shares) (10)						104	260	0.1
					8,000	12,436	14,224	7.5

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Jobson Healthcare Information, LLC (5) (9)	Other Professional, Scientific, and Technical Services
Senior Secured Loan (11)		10.13% cash / 5.30% PIK	(L +13.43%)	7/21/2019	$15,447	$15,241	$12,910	6.9%
Common Equity (13 member units)						—	—	—
Warrants (1 member unit) (10)				7/21/2019		454	—	—
					15,447	15,695	12,910	6.9
Master Cutlery, LLC (5)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,705	4,692	2,873	1.5
Preferred Equity (3,723 Series A units), 8% PIK (8) (10)						3,483	—	—
Common Equity (15,564 units) (10)						—	—	—
					4,705	8,175	2,873	1.5
NeoSystems Corp.(5)	Other Accounting Services
Subordinated Loan		10.50% cash / 1.25% PIK	N/A	8/13/2019	2,143	2,136	2,143	1.1
Preferred Equity (521,962 convertible shares), 10% PIK (10)						1,390	2,248	1.2
					2,143	3,526	4,391	2.3
Pfanstiehl Holdings, Inc. (5)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	9/29/2021	3,788	3,823	3,755	2.0
Common Equity (400 Class A shares)						217	4,755	2.5
					3,788	4,040	8,510	4.5

TRS Services, LLC (5)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		10.07%	(L +8.50%)	12/10/2019	$9,466	$9,330	$9,466	5.0%
Preferred Equity (329,266 Class AA units), 15% PIK (10)						401	409	0.2
Preferred Equity (3,000,000 Class A units), 11% PIK (8) (10)						3,374	2,230	1.2
Common Equity (3,000,000 units) (10)						572	—	—
					9,466	13,677	12,105	6.4
Total Affiliate Investments					56,418	70,402	69,557	36.8

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Control Investments
MTE Holding Corp. (2) (5)	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		13.07% cash / 1.50% PIK	(L +13.50%)	11/25/2020	$7,186	$7,144	$7,118	3.8%
Common Equity (554 shares)						3,069	3,450	1.8
					7,186	10,213	10,568	5.6
Total Control Investment					7,186	10,213	10,568	5.6

Total Investments					$262,936	$289,975	$277,499	147.3%

(1)	Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Approximately 7% of the Company's LIBOR referenced investments are subject to a reference rate floor at December 31, 2017, with a reference rate floor of 2.00%. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2017. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)	Fair value was determined using significant unobservable inputs for all of the Company's investments. See Note 6 for further details.

(4)	The negative amount represents the excess of the par value of an unfunded commitment in excess of its fair value.

(5)	Investments (or portion thereof) held by OFS SBIC I, LP. All other investments pledged as collateral under the PWB Credit Facility.

(6)
Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company's assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 97.53% of the Company's assets were qualifying assets.

(7)
Investment was on non-accrual status as of December 31, 2017, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Non-accrual loans for further details.

(8)	The fair value of the most-recently recognized PIK dividend as of December 31, 2017, was $0.

(9)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The reported interest rate of 9.28% at December 31, 2017, includes additional interest of 0.69% per annum as specified under the contractual arrangement among the Company and the co‑lenders.

(10)	Non-income producing.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

(11)The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2017:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.00% or 12.00%	1.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.50% to 5.30%	13.93% to 10.13%	5.30%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%

(12)	Represents expiration date of the warrants.

(13)	All or portion of investment held by a wholly-owned subsidiary subject to income tax.

(14)
The PIK provision is reset at the beginning of each interest period equal to the excess of reference rate over the reference rate floor of 1.00%. The PIK interest rate in the schedule represents the current PIK interest rate in effect.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 1. Organization
OFS Capital Corporation, a Delaware corporation, is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, for income tax purposes, the Company has elected to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").
The Company’s objective is to provide stockholders with current income and capital appreciation through its strategic investment focus primarily on debt investments and, to a lesser extent, equity investments primarily in middle-market companies principally in the United States. OFS Capital Management, LLC ("OFS Advisor") manages the day-to-day operations of, and provides investment advisory services to, the Company.
In addition, OFS Advisor also serves as the investment adviser for Hancock Park Corporate Income, Inc., a non-traded BDC with an investment strategy similar to the Company ("HPCI"), a Maryland corporation and a BDC. HPCI’s investment objective is similar to that of the Company.
The Company may make investments directly or through OFS SBIC I, LP ("SBIC I LP"), its investment company subsidiary licensed under the U.S. Small Business Administration's ("SBA") Small Business Investment Company ("SBIC") program. The SBIC Program is designed to stimulate the flow of capital into eligible businesses. SBIC I LP is subject to SBA regulatory requirements, including limitations on the businesses and industries in which it can invest, requirements to invest at least 25% of its regulatory capital in eligible smaller businesses, as defined under the Small Business Investment Act of 1958 ("SBIC Act"), limitations on the financing terms of investments, and capitalization thresholds that may limit distributions to the Company; and is subject to periodic audits and examinations of its financial statements.
Note 2. Summary of Significant Accounting Policies
Basis of presentation: The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification ("ASC") Topic 946, Financial Services–Investment Companies. The accompanying interim consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. However, in the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation as of and for the periods presented. Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation. These consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's audited financial statements for the year ended December 31, 2017, included elsewhere in this prospectus. The results of operations for any interim period are not necessarily indicative of the results of operations to be expected for the full year.
Principles of consolidation: The Company consolidates majority-owned, investment company subsidiaries and wholly-owned holding companies utilized to hold equity investments in portfolio companies taxed as pass-through entities to meet source-of-income requirements as a RIC. The Company does not own any controlled operating company whose business consists of providing services to the Company, which would also require consolidation. All intercompany balances and transactions are eliminated upon consolidation.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Significant Accounting Policies: The following information supplements the description of significant accounting policies contained in Note 2 to the Company's consolidated financial statements included in the Company's audited financial statements for the year ended December 31, 2017, included elsewhere in this prospectus.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Revenue recognition:
Interest income: Interest income is recorded on an accrual basis and reported as interest receivable until collected. Interest income is accrued daily based on the outstanding principal amount and the contractual terms of the debt investment. Certain of the Company’s investments contain a payment-in-kind interest income provision (“PIK interest”). The PIK interest, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest income, as applicable, on the consolidated statements of operations. The Company discontinues accrual of interest income, including PIK interest, when there is reasonable doubt that the interest income will be collected.
Loan origination fees, original issue discount (“OID”), market discount or premium, and loan amendment fees (collectively, “Net Loan Fees”) are recorded as an adjustment to the amortized cost of the investment, and accreted or amortized as an adjustment to interest income over the life of the respective debt investment using a method that approximates the effective interest method. When the Company receives a loan principal payment, the unamortized Net Loan Fees related to the paid principal is accelerated and recognized in interest income.
Further, the Company may acquire or receive equity, warrants or other equity-related securities (“Equity”) in connection with the Company’s acquisition of, or subsequent amendment to, debt investments. The Company determines the cost basis of Equity based on their fair value, and the fair value of debt investments and other securities or consideration received. Any resulting difference between the face amount of the debt and its recorded cost resulting from the assignment of value to the Equity is treated as OID, and accreted into interest income as described above.
Dividend income: Dividend income on common stock, generally payable in cash, is recorded at the time dividends are declared. Dividend income on preferred equity investments is accrued daily based on the contractual terms of the preferred equity investment. Dividends on preferred equity securities may be payable in cash or in additional preferred securities, and are generally not payable unless declared or upon liquidation. Declared dividends payable in cash are reported as dividend receivables until collected. Non-cash dividends payable in additional preferred securities or contractually earned but not declared (“PIK dividends”) are recognized at fair value and recorded as an adjustment to the cost basis of the investment.
Fee income: The Company generates revenue in the form of management, valuation, and other contractual fees, that is recognized as the related services are rendered. In the general course of its business, the Company receives certain fees from portfolio companies which are non-recurring in nature. Such non-recurring fees include prepayment fees on certain loans repaid prior to their scheduled due date, which are recognized as earned when received, and fees for capital structuring services from certain portfolio companies, which are recognized as earned upon closing of the investment.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payable for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment. Investments are valued at fair value as determined in good faith by Company management under the supervision and review of the Board. After recording all appropriate interest, dividend, and other income, some of which is recorded as an adjustment to the cost basis of the investment as described above, the Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the consolidated statements of operations.
Non-accrual loans: When there is reasonable doubt that principal, cash interest, or PIK interest, will be collected, loan investments are placed on non-accrual status and the Company will generally cease recognizing cash interest, PIK interest, or amortization of Net Loan Fees, as applicable. When an investment is placed on non-accrual status, all interest previously accrued but not collected, other than PIK interest that has been contractually added to the adjusted cost basis of the investment prior to the designation date, is reversed against current period interest income. Interest payments subsequently received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal and interest, and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal and interest. At March 31, 2018 and December 31, 2017, the Company had two loans (Community Intervention Services, Inc. and Southern Technical Institute, LLC) on non-accrual status with respect to all interest and Net Loan Fee amortization, with an aggregate amortized cost and fair value of $11,090 and $0, and $11,090 and $1,201, respectively.
Concentration of credit risk: Aside from its debt instruments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

quality institutions; management believes this risk of loss is minimal. The amount of loss due to credit risk from debt investments if borrowers fail to perform according to the terms of the contracts, and the collateral or other security for those instruments proved to be of no value to the Company, is equal to the Company's recorded investment in debt instruments and the unfunded loan commitments as disclosed in Note 6.
New Accounting Standards: In May 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Updated ("ASU") No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The application of this guidance did not have a material impact on the Company’s consolidated financial statements. The Company did not adopt any other new accounting pronouncements during the three months ended March 31, 2018 that had or is expected to have a material impact to the Company's consolidated financial statements.
The following table discusses recently issued ASUs, as issued by the FASB yet to be adopted by the Company:

Standard	Description	Effect of Adoption on the financial statements
Standards that are not yet adopted
ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
Removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill.

Annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early application is permitted. The adoption of ASU 2017-04 is not expected to have a material effect on the Company's consolidated financial statements.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities	Shortens the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Securities held at a discount are to continue to be amortized to maturity.
Annual reporting periods beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. Additionally, in the period of adoption, an entity should provide disclosures about a change in accounting principle. The adoption of ASU 2017-08 is not expected to have a material effect on the Company's consolidated financial statements.

ASU 2017-12, Derivatives and Hedging, Targeted Improvements to Accounting for Hedging Activities
Eliminates the requirement to separately measure and report hedge ineffectiveness and generally requires, for qualifying hedges, the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item. Additionally, the guidance also expands an entity's ability to apply hedge accounting for nonfinancial and financial risk components, simplifies the hedge documentation and hedge effectiveness assessment requirements, and modifies certain disclosure requirements.

Annual reporting periods beginning after December 15, 2018, including interim periods within those years. Early adoption is permitted. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory agreement between the Company and OFS Advisor ("Investment Advisory Agreement"). The Investment Advisory Agreement was most recently re-approved on April 5, 2018. Under the terms of the Investment Advisory Agreement, which are in accordance with the 1940 Act and subject to the overall supervision of the Company’s Board, OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

investments, and monitoring investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of Orchard First Source Asset Management, LLC ("OFSAM"), a full-service provider of capital and leveraged finance solutions to U.S. corporations, and is a registered investment advisor under the Investment Advisers Act of 1940, as amended.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to the Company and OFS Advisor is free to furnish similar services to other entities, including other BDCs affiliated with OFS Advisor, so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including HPCI.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% and based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. OFS Advisor has elected to exclude the value of the intangible asset and goodwill resulting from the Company's acquisition of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC on December 4, 2013 ("SBIC Acquisition") from the base management fee calculation.
The base management fee is payable quarterly in arrears and was $1,360 and $1,192 for the three months ended March 31, 2018 and 2017.
The incentive fee has two parts. The first part ("Part One") is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as OID, debt instruments with PIK interest, equity investments with accruing or PIK dividend and zero coupon securities), accrued income that the Company has not yet received in cash.
Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter and adjusted for any share issuances or repurchases during such quarter.
The incentive fee with respect to pre-incentive fee net income is 20.0% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100.0% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of the pre-incentive fee net investment income.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months.
The second part ("Part Two") of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and equals 20.0% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the Capital Gain Fee; provided that the incentive fee determined as of December 31, 2012, was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of the Company’s election to be a BDC and ending December 31, 2012.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. If, on a cumulative basis, the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess Capital Gain Fee previously accrued such that the amount of Capital Gains Fee accrued is no more than 20% of the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation). OFS Advisor has excluded from the Capital Gain Fee calculation any realized gain with respect to (1) the SBIC Acquisition, and (2) the WM Asset Sale.
On May 1, 2018, OFS Advisor agreed to irrevocably waive the receipt of $22 in Part One incentive fees (based on net investment income) related to net investment income, that it would otherwise be entitled to receive under the Investment Advisory Agreement for the three months ended March 31, 2018. As a result of the voluntary fee waiver, the Company incurred Part One incentive fee expense $714 for the three months ended March 31, 2018, which is equal to the Part One incentive fee expense the Company incurred for the three months ended December 31, 2017. The voluntary fee waiver did not include Part Two incentive fees (based upon net realized and unrealized gains and losses, or capital gains), which was $0 for the three months ended March 31, 2018. The Company incurred incentive fee expense of $1,181 for the three months ended 2017, which included Part One incentive fees of $898 and Part Two incentive fees $283, respectively.
License Agreement: The Company entered into a license agreement with OFSAM under which OFSAM has agreed to grant the Company a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement: OFS Capital Services, LLC ("OFS Services"), a wholly-owned subsidiary of OFSAM and affiliate of OFS Advisor, furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administration agreement ("Administration Agreement"). The Administration Agreement was most recently re-approved on April 5, 2018. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the U.S. Securities and Exchange Commission ("SEC") or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, OFS Services also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services.
Administration fee expense was $583 and $401 for the three months ended March 31, 2018 and 2017, respectively.
Note 4. Investments
As of March 31, 2018, the Company had loans to 35 portfolio companies, of which 78% were senior secured loans and 22% were subordinated loans, at fair value, as well as equity investments in 19 of these portfolio companies. The Company also held an equity investment in four portfolio companies in which it did not hold a debt investment. At March 31, 2018, investments consisted of the following:

	Amortized Cost	Percentage of Net Assets	Fair Value	Percentage of Net Assets
Senior secured debt investments	$234,353	128.5%	$233,324	127.9%
Subordinated debt investments	78,904	43.2	65,671	36.0
Preferred equity	26,471	14.5	20,456	11.2
Common equity and warrants	8,447	4.6	16,013	8.8
Total	348,175	190.8%	335,464	183.9%
In December 2017, the Company's investment in Jobson Healthcare Information, LLC ("Jobson") was restructured, whereby the lender group, including the Company, purchased all the outstanding equity of Jobson for a nominal purchase price.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Immediately after the restructuring, and as of December 31, 2017, the Company owned approximately 12.6% of the common equity of Jobson. In February 2018, in connection with the restructuring, the Company sold its warrant investment ("Jobson Warrants"), on a pro-rata basis, to the other members of the lender group for a nominal amount. As of March 31, 2018, the Company realized $454 of cumulative losses on the Jobson Warrants, which the Company recognized as unrealized losses as of December 31, 2017.
At March 31, 2018, all of the Company’s investmentswere domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s investment portfolio were as follows:

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$15,240	4.4%	8.4%	$14,896	4.4%	8.2%
Temporary Help Services	8,192	2.4	4.5	8,192	2.4	4.5
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	18,459	5.3	10.0	19,021	5.7	10.4
Other amusement and recreation industries	6,950	2.0	3.8	6,918	2.1	3.8
Construction
Electrical Contractors and Other Wiring Installation Contractors	18,203	5.2	10.0	18,128	5.4	9.9
Plumbing, Heating, and Air-Conditioning Contractors	9,731	2.8	5.3	9,731	2.9	5.3
Education Services
Colleges, Universities, and Professional Schools	5,591	1.6	3.1	—	—	—
Finance and Insurance
Insurance Agencies and Brokerages	9,597	2.8	5.3	9,474	2.8	5.2
Health Care and Social Assistance
Medical Laboratories	91	—	—	127	—	0.1
Outpatient Mental Health and Substance Abuse Centers	11,599	3.3	6.4	3,960	1.2	2.2
Information
Data Processing, Hosting, and Related Services	5,797	1.7	3.2	5,797	1.7	3.2
Software Publishers	24,487	7.0	13.4	24,487	7.3	13.4
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,827	1.1	2.1	3,550	1.1	1.9
Commercial Printing (except Screen and Books)	4,758	1.4	2.6	4,748	1.4	2.6
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,380	1.5	2.9	5,466	1.6	3.0
Pharmaceutical Preparation Manufacturing	4,037	1.2	2.2	9,090	2.7	5.0
Pump and Pumping Equipment Manufacturing	13,134	3.8	7.2	13,101	3.9	7.2
Travel Trailer and Camper Manufacturing	10,244	2.9	5.6	10,674	3.3	5.9
Truck Trailer Manufacturing	6,972	2.0	3.8	7,083	2.1	3.9
Other Services (except Public Administration)
Automotive Oil Change and Lubrication Shops	25,551	7.3	14.0	26,061	7.8	14.3
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	19,468	5.6	10.7	17,068	5.1	9.4

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Professional, Scientific, and Technical Services
Other Accounting Services	$3,570	1.0%	2.0%	$4,399	1.3%	2.4%
Other Professional, Scientific, and Technical Services	28,267	8.1	15.5	26,347	7.9	14.4
Testing Laboratories	3,473	1.0	1.9	3,364	1.0	1.8
Public Administration
Other Justice, Public Order, and Safety Activities	9,818	2.8	5.4	10,059	3.0	5.5
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.3	0.5	109	—	0.1
Office Machinery and Equipment Rental and Leasing	12,580	3.6	6.9	15,375	4.6	8.4
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	3,493	1.0	1.9	3,516	1.0	1.9
Shoe store	9,488	2.7	5.2	9,485	2.8	5.2
All Other General Merchandise Stores	5,988	1.7	3.3	5,776	1.7	3.2
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	19,330	5.6	10.6	21,188	6.3	11.6
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,245	2.4	4.5	2,559	0.8	1.4
Stationary & Office Supply Merchant Wholesaler	15,715	4.5	8.6	15,715	4.7	8.6
	$348,175	100.0%	190.8%	$335,464	100.0%	183.9%
As of December 31, 2017, the Company had loans to 35 portfolio companies, of which 79% were senior secured loans and 21% were subordinated loans, at fair value, as well as equity investments in 17 of these portfolio companies. The Company also held an equity investment in two portfolio companies in which it did not hold a debt interest.
At December 31, 2017, investments consisted of the following:

	Amortized Cost	Percentage of Net Assets	Fair Value	Percentage of Net Assets
Senior secured debt investments	$196,020	104.1%	$195,112	103.5%
Subordinated debt investments	63,031	33.5	51,198	27.2
Preferred equity	24,103	12.8	19,200	10.2
Common equity and warrants	6,821	3.6	11,989	6.4
Total	$289,975	154.0%	$277,499	147.3%

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

At December 31, 2017, all but one (domiciled in Canada) of the Company’s investments, with an amortized cost and fair value of $3,939 and $4,070, respectively, were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s investment portfolio were as follows:

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$15,179	5.2%	8.1%	$15,145	5.5%	8.0%
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	17,941	6.2	9.5	18,628	6.7	9.9
Other Amusement and Recreation Industries	6,948	2.4	3.7	6,948	2.5	3.7
Construction
Electrical Contractors and Other Wiring Installation Contractors	18,425	6.4	9.8	18,505	6.7	9.8
Education Services
Colleges, Universities, and Professional Schools	5,591	1.9	3.0	1,201	0.4	0.6
Finance and Insurance
Insurance Agencies and Brokerages	9,579	3.3	5.1	9,417	3.4	5.0
Offices of Real Estate Agents and Brokers	3,939	1.4	2.1	4,070	1.5	2.2
Health Care and Social Assistance
Medical Laboratories	4,346	1.5	2.3	4,512	1.6	2.4
Offices of Physicians, Mental Health Specialists	5,547	1.9	2.9	5,503	2.0	2.9
Outpatient Mental Health and Substance Abuse Centers	7,639	2.6	4.1	—	—	—
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,873	1.3	2.1	3,544	1.3	1.9
Commercial Printing (except Screen and Books)	4,755	1.6	2.5	4,767	1.7	2.5
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,375	1.9	2.9	5,375	1.9	2.9
Pharmaceutical Preparation Manufacturing	4,040	1.4	2.1	8,510	3.1	4.5
Pump and Pumping Equipment Manufacturing	9,397	3.2	5.0	9,405	3.4	5.0
Travel Trailer and Camper Manufacturing	10,213	3.5	5.5	10,568	3.7	5.5
Truck Trailer Manufacturing	6,971	2.4	3.8	7,064	2.5	3.7
Other Services (except Public Administration)
Automotive Oil Change and Lubrication Shops	24,748	8.5	13.1	24,984	9.0	13.3
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	13,677	4.8	7.3	12,105	4.4	6.4

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Professional, Scientific, and Technical Services
Computer Systems Design and Related Services	$7,303	2.5%	3.9%	$7,334	2.6%	3.9%
Other Accounting Services	3,526	1.2	1.9	4,391	1.6	2.3
Other Professional, Scientific, and Technical Services	23,854	8.2	12.7	21,266	7.7	11.3
Testing Laboratories	3,470	1.2	1.8	3,439	1.2	1.8
Veterinary Services	743	0.3	0.4	748	0.3	0.4
Public Administration
Other Justice, Public Order, and Safety Activities	9,813	3.4	5.2	9,919	3.6	5.3
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.3	0.5	141	0.1	0.1
Office Machinery and Equipment Rental and Leasing	12,436	4.3	6.6	14,224	5.1	7.6
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	3,492	1.2	1.9	3,472	1.3	1.8
Shoe store	9,462	3.3	5.0	9,497	3.4	5.0
Warehouse Clubs and Supercenters	9,158	3.2	4.9	9,063	3.3	4.8
All Other General Merchandise Stores	6,607	2.3	3.5	6,337	2.3	3.4
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	12,853	4.4	6.8	14,544	5.2	7.7
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,175	2.8	4.3	2,873	1.0	1.5
	$289,975	100.0%	154.0%	$277,499	100.0%	147.3%
Note 5. Fair Value of Financial Instruments
The Company’s investments are valued at fair value as determined in good faith by Company management under the supervision, and review and approval of the Board. These fair values are determined in accordance with a documented valuation policy and a consistently applied valuation process.

•
For each debt investment, a basic credit risk rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by OFS Advisor’s investment committee.

•	Each portfolio company or investment is valued by OFS Advisor.

•	The preliminary valuations are documented and are then submitted to OFS Advisor’s investment committee for ratification.

•
Third-party valuation firm(s) provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. OFS Advisor’s investment committee’s preliminary fair value conclusions on each of the Company’s assets for which sufficient market quotations are not readily available is reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee of the Company’s Board or required by the Company’s valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of the Company’s Board.

•
The audit committee of the Board reviews the preliminary valuations of OFS Advisor’s investment committee and independent valuation firms and, if appropriate, recommends the approval of the valuations by the Board.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

•
The Company’s Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.
Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
The Company assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of the Company’s investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations.There were no transfers among Level 1, 2 and 3 for the three months ended March 31, 2018 and 2017.
Each quarter, for investments for which unadjusted quoted prices in active markets are not available, the Company assesses whether market quotations, prices from pricing services or bids from brokers or dealers (collectively, "Indicative Prices") are available, as well as the Company's ability to transact at such Indicative Prices. Investments for which sufficient Indicative Prices exist are generally valued consistent with such Indicative Prices. The Company periodically corroborates observed Indicative Prices with its actual investment purchase prices and/or other valuation techniques, such as the discounted cash flow method described below. Based on the corroborating analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these Indicative Prices may be reasonable indicators of fair value. In certain instances, the Company may partially rely on Indicative Prices when the Company determines such Indicative Prices are not of sufficient strength to rely on as the sole indication of fair value. In such instances, the Company applies a weighting factor to the Indicative Price and an alternative fair value analysis, typically a discounted cash flow analysis. The weighting factor placed on an Indicative Price is applied consistently based upon its relative strength, which considers, among other factors, and when available, the depth and liquidity of the Indicative Price. Weighting factors are not significant to the overall fair value measurement, but rather are applied to incorporate relevant market data when available.
In addition, each quarter, the Company assesses whether an arm’s length transaction occurred in the same security, including the Company's new investments during the quarter, the cost of which (“Transaction Prices”), may be considered a reasonable indication of fair value for up to three months after the transaction date.
Due to the private nature of this marketplace (meaning actual transactions are not publicly reported), and the non-binding nature of the Indicative Prices, and the general inability to observe the input for the full length of the term of an investment, the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy.
In the absence of sufficient, actionable Indicative Prices or Transaction Prices, as an indication of fair value, and consistent with the policies and methodologies adopted by the Board, the Company performs detailed valuations of its debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate fair value and, in fact, for any one portfolio company,

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

enterprise value is generally best expressed as a range of values. The Company may also engage one or more independent valuation firms(s) to conduct independent appraisals of its investments to develop the range of values, from which the Company derives a single estimate of value.
The primary method used to estimate the fair value of the Company's debt investments is the income approach. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other valuation techniques under other valuation methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The discounted cash flow technique to determining fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including the latest arm’s length or market transactions involving the subject security, a benchmark credit spread or other indication of market yields, and company performance. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods and techniques. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
The primary method used to estimate the fair value of the Company's equity investments is the market approach. Under the market approach, the Company estimates the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of earnings before interest, taxes, depreciation, and amortization ("EBITDA"), net income, revenues, or other relevant basis. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods and techniques. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
Application of these valuation methodologies involves a significant degree of judgment by management. Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The following tables provide quantitative information about the Company’s significant Level 3 fair value inputs to the Company’s fair value measurements as of March 31, 2018, and December 31, 2017. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be exhaustive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

	Fair Value at March 31, 2018 (1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$163,635	Discounted cash flow	Discount rates	10.14% - 16.17% (13.09%)
	13,403	Enterprise value	EBITDA multiple	7.50x - 7.50x (7.50x)

Subordinated	43,578	Discounted cash flow	Discount rates	12.08% - 17.02% (15.08%)
	2,559	Enterprise value	EBITDA multiple	4.25x - 8.25x (6.75x)

Equity investments:
Preferred equity	17,896	Enterprise value	EBITDA multiples	4.25x - 13.07x (7.79x)
Common equity and warrants	13,891	Enterprise value	EBITDA multiples	4.25x - 11.22x (6.48x)

(1)	Excludes $56,286, $19,534, and $4,682, of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at Transaction Prices.

	Fair Value at December 31, 2017 (1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$152,231	Discounted cash flow	Discount rates	10.01% - 16.50% (12.24%)
	12,910	Enterprise value	EBITDA multiples	7.50x - 7.50x (7.50x)
	9,063	Indicative Prices	Broker-dealers' quotes	N/A

Subordinated	47,117	Discounted cash flow	Discount rates	11.24% - 16.90% (14.69%)
	4,074	Enterprise value	EBITDA multiples	4.25x - 7.25x (6.37x)

Equity investments:
Preferred equity	19,200	Enterprise value	EBITDA multiples	4.25x - 13.48x (7.80x)
Common equity and warrants	11,489	Enterprise value	EBITDA multiples	4.25x - 8.28x (6.27x)

(1)	Excludes $20,908, $7, and $500 of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.
Changes in market credit spreads or the credit quality of the underlying portfolio company (both of which could impact the discount rate), as well as changes in EBITDA and/or EBITDA multiples, among other things, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA and/or EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA and/or EBITDA multiples, and in inverse relation to changes in the discount rate. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The following tables present changes in investments measured at fair value using Level 3 inputs for the three months ended March 31, 2018 and March 31, 2017.

	Three Months Ended March 31, 2018
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2018	$195,112	$51,198	$19,200	$11,989	$277,499

Net realized gain (loss) on investments	401	—	60	(541)	(80)
Net unrealized appreciation (depreciation) on investments	(122)	(1,400)	(1,112)	2,398	(236)
Amortization of Net Loan Fees	245	30	—	—	275
Capitalized PIK interest and dividends	263	110	339	—	712
Purchase and origination of portfolio investments	72,350	20,930	2,547	2,381	98,208
Proceeds from principal payments on portfolio investments	(7,828)	(5,197)	—	—	(13,025)
Sale and redemption of portfolio investments	(27,097)	—	(578)	(214)	(27,889)

Level 3 assets, March 31, 2018	$233,324	$65,671	$20,456	$16,013	$335,464

	Three Months Ended March 31, 2017
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2017	$180,955	$63,410	$23,721	$13,541	281,627

Net unrealized appreciation (depreciation) on investments	(1,590)	(223)	2,989	350	1,526
Amortization of Net Loan Fees	348	(7)	—	—	341
Capitalized PIK interest, dividends, and fees	213	129	383	—	725
Purchase and origination of portfolio investments	6,082	—	—	—	6,082
Proceeds from principal payments on portfolio investments	(19,948)	(12,024)	—	—	(31,972)
Other	—	(18)	—	—	(18)

Level 3 assets, March 31, 2017	$166,060	$51,267	$27,093	$13,891	$258,311
The net unrealized appreciation (depreciation) reported in the Company’s consolidated statements of operations for the three months ended March 31, 2018 and March 31, 2017, attributable to the Company’s Level 3 assets held at those respective period ends was $(643) and $1,617, respectively.
The information presented should not be interpreted as an estimate of the fair value of the entire Company since fair value measurements are only required for a portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

approximate the fair value of such items due to the short maturity of such instruments. The Company's SBA-guaranteed debentures are carried at cost and with their longer maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date. As of March 31, 2018, and December 31, 2017, the fair value of the Company’s SBA debentures using Level 3 inputs is estimated at $148,352 and $155,510, respectively.
Note 6. Commitments and Contingencies
Unfunded commitments to the Company's portfolio companies as of March 31, 2018, were as follows:

Name of Portfolio Company	Investment Type	March 31, 2018
Carolina Lubes, Inc.	Senior Secured Loan	$1,071
Cirrus Medical Staffing, Inc.	Senior Secured Loan (Revolver)	922
The Escape Game, LLC	Senior Secured Loan	7,000
TRS Services, LLC	Senior Secured Loan	1,000
		9,993
From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of March 31, 2018.
Additionally, the Company is subject to periodic inspection by regulators to assess compliance with applicable regulations related to being a BDC and SBIC I LP is subject to periodic inspections by the SBA.
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Note 7. Borrowings
SBA Debentures: The SBIC Program allows SBIC I LP to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of SBA pooling, which is March and September of each year, at a market-driven spread over U.S. Treasury Notes with ten-year maturities.
Under present regulations of the SBIC Act, the maximum amount of SBA-guaranteed debt that may be issued by a single SBIC licensee is $150,000. An SBIC fund may borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350,000. In connection with the SBIC Acquisition, the Company increased its total commitments to SBIC I LP to $75,000, which became a wholly-owned subsidiary of the Company on December 4, 2013. During 2014, the Company fully funded its $75,000 commitment to SBIC I LP. As of March 31, 2018 and December 31, 2017, SBIC I LP had fully drawn the $149,880 of leverage commitments from the SBA.
On a stand-alone basis, SBIC I LP held $250,911 and $251,601 in assets at March 31, 2018 and December 31, 2017, respectively, which accounted for approximately 67% and 70% of the Company’s total consolidated assets, respectively. These assets can not be pledged under any debt obligation of the Company.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The following table shows the Company’s outstanding SBA debentures payable as of March 31, 2018, and December 31, 2017:

			SBA debentures outstanding
Pooling Date	Maturity Date	Fixed Interest Rate	March 31, 2018	December 31, 2017
September 19, 2012	September 1, 2022	3.049%	$14,000	$14,000
September 25, 2013	September 1, 2023	4.448	7,000	7,000
March 26, 2014	March 1, 2024	3.995	5,000	5,000
September 24, 2014	September 1, 2024	3.819	4,110	4,110
September 24, 2014	September 1, 2024	3.370	31,265	31,265
March 25, 2015	March 1, 2025	2.872	65,920	65,920
September 23, 2015	September 1, 2025	3.184	22,585	22,585
SBA debentures outstanding			149,880	149,880
Unamortized debt issuance costs			(2,564)	(2,657)
SBA debentures outstanding, net of unamortized debt issuance costs			$147,316	$147,223
The Company received exemptive relief from the SEC effective November 26, 2013, which permits the Company to exclude SBA guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.
The effective interest rate on the SBA debentures, which includes amortization of deferred debt issuance costs, was 3.43% as of March 31, 2018. Interest expense on the SBA debentures was $1,267 and $1,269 for the three months ended March 31, 2018 and 2017 respectively, which includes $93 and $95 of debt issuance costs amortization, respectively.
The weighted-average fixed cash interest rate on the SBA debentures as of March 31, 2018, and December 31, 2017 was 3.18%.
PWB Credit Facility: The Company is party to a business loan agreement ("BLA") with Pacific Western Bank, as lender, to provide the Company with a $50,000 senior secured revolving credit facility ("PWB Credit Facility"). The PWB Credit Facility is available for general corporate purposes including investment funding and is scheduled to mature on January 31, 2020. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base, which excludes subordinated loan investments and as otherwise specified in the BLA. The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of our current and future assets excluding assets held by SBIC I LP and the Company’s partnership interests in SBIC I LP and SBIC I GP. The PWB Credit Facility bears interest at a variable rate of the Prime Rate plus a 0.75% margin, with a 5.25% floor, and includes an unused commitment fee, payable monthly in arrears, equal to 0.50% per annum on any unused portion. As of March 31, 2018, the interest rate on the unpaid principal balance of the PWB Credit Facility was 5.50%.
On March 7, 2018 the BLA was amended to, among other things, increase the maximum amount available under the PWB Credit Facility from $35,000 to $50,000, extend the maturity date from October 31, 2018 to January 31, 2020, and change the interest rate floor from 5.00% to 5.25%. The Company incurred deferred debt issuance costs of $166 in connection with the amendment.
The average dollar amount of borrowings outstanding during the three months ended March 31, 2018 and 2017 was $22,379 and $5,661, respectively. The effective interest rate, which includes amortization of deferred debt issuance costs, as of March 31, 2018, was 5.6% based on the maximum amount available under the PWB Credit Facility. Deferred debt issuance costs, net of accumulated amortization, was $306 and $228 as of March 31, 2018 and December 31, 2017, respectively. Amortization of debt issuance costs was $51 and $35 for the three months ended March 31, 2018 and 2017, respectively. Availability under the PWB Credit Facility as of March 31, 2018, was $9,050 based on the stated advance rate of 50% under the borrowing base.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of March 31, 2018, the Company was in compliance with the applicable covenants.
Note 8. Federal Income Tax
The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income ("ICTI"), as defined by the Code. Additionally, to avoid a 4% excise tax on undistributed earnings the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements.
The Company records reclassifications to its capital accounts related to permanent differences between GAAP and tax treatment related to goodwill amortization, excise taxes, and other permanent differences; and temporary differences between GAAP and tax treatment of realized gains and losses, income arising from Company’s equity investments in pass-through entities, PIK dividends, and other temporary differences. Reclassifications for the three months ended March 31, 2018 and 2017, were as follows:

	Three Months Ended March 31,
	2018	2017
Paid-in capital in excess of par	$18	$18
Accumulated undistributed net investment income	14	14
Accumulated net realized gain (loss)	(32)	(32)
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of March 31, 2018, and December 31, 2017, were as follows:

	March 31, 2018	December 31, 2017
Tax-basis amortized cost of investments	$344,509	$282,401
Tax-basis gross unrealized appreciation on investments	16,168	16,207
Tax-basis gross unrealized depreciation on investments	(25,213)	(21,109)
Tax-basis net unrealized appreciation (depreciation) on investments	(9,045)	(4,902)
Fair value of investments	$335,464	$277,499

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 9. Financial Highlights
The following is a schedule of financial highlights for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018	2017
Per share data:
Net asset value per share at beginning of period	$14.12	$14.82
Distributions (4)	(0.71)	(0.34)
Net investment income	0.29	0.34
Net realized gain on non-control/non-affiliate investments	0.03	—
Net realized loss on affiliate investments	(0.04)	—
Net unrealized depreciation on non-control/non-affiliate investments	(0.12)	(0.31)
Net unrealized appreciation on affiliate investments	0.09	0.41
Net unrealized appreciation on control investment	0.01	0.06
Net asset value per share at end of period	$13.67	$14.98

Per share market value, end of period	$11.22	$14.19
Total return based on market value (1)	0.3%	5.6%
Total return based on net asset value (2)	2.0%	3.3%
Shares outstanding at end of period	13,348,774	9,703,216
Weighted average shares outstanding	13,340,502	9,700,329
Ratio/Supplemental Data (in thousands except ratios)
Average net asset value (3)	$185,395	$144,583
Net asset value at end of period	$182,453	$145,387
Net investment income	$3,816	$3,340
Ratio of total expenses to average net assets (5) (7)	11.2%	13.0%
Ratio of net investment income to average net assets (5) (8)	8.2%	9.2%
Portfolio turnover (6)	13.5%	2.3%

(1)	Calculation is ending market value less beginning market value, adjusting for distributions reinvested at prices obtained in the Company’s dividend reinvestment plan for the respective distributions.

(2)	Calculation is ending net asset value less beginning net asset value, adjusting for distributions reinvested at the Company’s quarter-end net asset value for the respective distributions.

(3)	Based on the average of the net asset value at the beginning of the indicated period and the preceding calendar quarter.

(4)
The components of the distributions are presented on an income tax basis. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year.

(5)	Annualized.

(6)	Portfolio turnover rate is calculated using the lesser of period-to-date sales and principal payments or period-to-date purchases over the average of the invested assets at fair value.

(7)	Ratio of total expenses before incentive fee waiver to average net assets was 11.2% for the three months ended March 31, 2018.

(8)	Ratio of net investment income before incentive fee waiver to average net assets was 8.2% for the three months ended March 31, 2018.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 10. Distributions
The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.
The Company may be limited in its ability to make distributions due to the BDC asset coverage requirements of the 1940 Act. The Company’s ability to make distributions may also be affected by its ability to receive distributions from SBIC I LP. SBIC I LP's ability to make distributions is governed by SBA regulations. Consolidated cash and cash equivalents includes $31,249 held by SBIC I LP, which was not available for distribution at March 31, 2018.
The following table summarizes distributions declared and paid for the three months ended March 31, 2018 and 2017:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Three Months Ended March 31, 2017
March 9, 2017	March 17, 2017	March 31, 2017	$0.34	$3,257	2,919	$41
Three Months Ended March 31, 2018
February 12, 2018 (1)	March 22, 2018	March 29, 2018	$0.37	$4,886	4,459	$50
February 27, 2018	March 22, 2018	March 29, 2018	0.34	4,490	4,098	46
			$0.71	$9,376	8,557	$96

(1) Special dividend representing undistributed net long-term capital gains realized by the Company in 2017.
Distributions in excess of the Company’s current and accumulated ICTI would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders.
Note 11. Consolidated Schedule of Investments In and Advances To Affiliates

Name of Portfolio Company	Investment Type(1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/depreciation	Interest, Fees and Dividends Credited to Income(2)	December 31, 2017, Fair Value	Gross Additions(3)	Gross Reductions(4)	March 31, 2018, Fair Value (5)
Control Investments
MTE Holding Corp.	Subordinated Loan	$—	$69	$284	$7,118	$100	$—	$7,218
	Common Equity	—	6	33	3,450	6	—	3,456
		—	75	317	10,568	106	—	10,674

Total Control Investments		—	75	317	10,568	106	—	10,674

Affiliate Investments
3rd Rock Gaming Holdings, LLC	Senior Secured Loan	—	—	117	—	21,673	—	21,673
	Preferred Equity (7)	—	—	13	—	2,560	—	2,560
		—	—	130	—	24,233	—	24,233

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Name of Portfolio Company	Investment Type(1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/depreciation	Interest, Fees and Dividends Credited to Income(2)	December 31, 2017, Fair Value	Gross Additions(3)	Gross Reductions(4)	March 31, 2018, Fair Value (5)
All Metals Holding, LLC	Senior Secured Loan	$—	$(219)	$576	$12,759	$6,519	$(219)	$19,059
	Common Equity(6)	(87)	386	—	1,785	558	(214)	2,129
		(87)	167	576	14,544	7,077	(433)	21,188

Contract Datascan Holdings, Inc.	Subordinated Loan	—	(1)	241	8,000	1	(1)	8,000
	Preferred Equity(6)(7)	—	—	144	5,964	143	—	6,107
	Common Equity(6)	—	1,008	—	260	1,008	—	1,268
		—	1,007	385	14,224	1,152	(1)	15,375

DRS IMAGING SERVICES, LLC	Senior Secured Loan	—	—	37	—	5,343	—	5,343
	Common Equity (6)	—	—	—	—	454	—	454
		—	—	37	—	5,797	—	5,797

Jobson Healthcare Information	Senior Secured Loan	—	282	608	12,910	528	(35)	13,403
	Common Equity (6)		—	—	—	—	—	—
	Warrants (6)	(454)	454	—	—	454	(454)	—
		(454)	736	608	12,910	982	(489)	13,403

Master Cutlery, LLC	Subordinated Loan	—	(384)	110	2,873	115	(429)	2,559
	Preferred Equity (6)	—	—	—	—	—	—	—
	Common Equity (6)	—	—	—	—	—	—	—
		—	(384)	110	2,873	115	(429)	2,559

NeoSystems Corp.	Subordinated Loan	—	(1)	71	2,143	8	(2)	2,149
	Preferred Equity(6)(7)	—	(34)	35	2,248	36	(34)	2,250
		—	(35)	106	4,391	44	(36)	4,399

Pfanstiehl Holdings, Inc	Subordinated Loan	—	67	93	3,755	3,855	(3,790)	3,820
	Common Equity	—	515	133	4,755	515	—	5,270
		—	582	226	8,510	4,370	(3,790)	9,090

Professional Pipe Holdings, LLC	Senior Secured Loan	—	—	27	—	8,317	—	8,317
	Common Equity	—	—	—	—	1,414	—	1,414
		—	—	27	—	9,731	—	9,731

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Name of Portfolio Company	Investment Type(1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/depreciation	Interest, Fees and Dividends Credited to Income(2)	December 31, 2017, Fair Value	Gross Additions(3)	Gross Reductions(4)	March 31, 2018, Fair Value (5)
TRS Services, Inc.	Senior Secured Loan	$—	$(214)	$458	$9,466	$7,831	$(2,269)	$15,028
	Preferred Equity (Class AA units)(7)	—	1	15	409	16	—	425
	Preferred Equity (Class A units)(6)(7)	—	(615)	—	2,230	—	(615)	1,615
	Common Equity (6)	—	—	—	—	—	—	—
		—	(828)	473	12,105	7,847	(2,884)	17,068

Total Affiliate Investments		(541)	1,245	2,678	69,557	61,348	(8,062)	122,843
Total Control and Affiliate Investments		$(541)	$1,320	$2,995	$80,125	$61,454	$(8,062)	$133,517

(1)	Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments.

(2)
Represents the total amount of interest, fees or dividends included in income for the three months ended March 31, 2018, that an investment was included in Control or Affiliate Investment categories, respectively.

(3)
Gross additions include increases in cost basis resulting from a new portfolio investment, PIK interest, fees and dividends, accretion of OID, and net increases in unrealized net appreciation or decreases in net unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales, if any, and net decreases in net unrealized appreciation or net increases in unrealized depreciation.

(5)	Fair value was determined using significant unobservable inputs. See Note 5 for further details.

(6)	Non-income producing.

(7)	Dividends credited to income include dividends contractually earned but not declared.

(8)	Jobson became an affiliate investment effective December 31, 2017, due to an increase in voting ownership interest.

(9)	Malabar was reclassified from a control investment to an affiliate investment due to a decrease in voting interest.
Note 12. Subsequent Events Not Disclosed Elsewhere
In April 2018, the Company closed the public offering of $50,000 in aggregate principal amount of its 6.375% notes due 2025 (the "Notes"). The total net proceeds to the Company from the Notes, after deducting underwriting discounts of approximately $1,563 and estimated offering expenses of $350, were approximately $48,087. The Notes will mature on April 30, 2025 and bear interest at a rate of 6.375%. The Notes are unsecured obligations of the Company and rank pari passu with the Company’s existing and future unsecured subordinated indebtedness; effectively subordinated to all of the existing and future secured unsubordinated indebtedness of the Company; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, with respect to claims on the assets of any such subsidiaries, including the SBA-guaranteed debentures. The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2020 at the redemption price of 100% of the aggregate principal amount thereof plus accrued and unpaid interest. Interest on the Notes is payable quarterly on January 31, April 30, July 31, and October 31 of each year. The Notes are listed on the Nasdaq Global Select Market under the trading symbol “OFSSL.” The Company may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of May 1, 2018, the outstanding principal balance of the Notes was $50,000.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The indenture governing the Notes, or the “Indenture,” contains certain covenants, including covenants (i) requiring the Company’s compliance with Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the SEC. Currently, these provisions generally prohibit the Company from incurring additional borrowings, including through the issuance of additional debt securities, unless the Company's asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such borrowings; (ii) requiring the Company’s compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, were below 200% (or 150% if certain requirements are met) at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.
On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the Small Business Credit Availability Act (the “SBCAA”), was signed into law. The SBCAA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the asset coverage ratio test applicable to the Company will be decreased from 200% to 150%, effective May 3, 2019.
On May 1, 2018, the Company’s Board declared a distribution of $0.34 per share for the second quarter of 2018, payable on June 29, 2018, to stockholders of record as of June 22, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
OFS Capital Corporation
Chicago, Illinois
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of OFS Capital Corporation (the “Company”), including the consolidated schedules of investments, as of December 31, 2017 and 2016, the related consolidated statements of operations, changes in net assets, cash flows and financial highlights for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the Company's internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and our report dated March 12, 2018 expressed an adverse opinion thereon.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodian, loan agent, portfolio companies, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BDO USA, LLP

Chicago, Illinois
March 12, 2018

We have served as the Company's auditor since 2014

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
OFS Capital Corporation
Chicago, Illinois
Opinion on Internal Control over Financial Reporting
We have audited OFS Capital Corporation’s (the “Company’s”) internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (the “COSO criteria”). In our opinion, the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on the COSO criteria.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the consolidated balance sheets, including the consolidated schedule of investments, of the Company as of December 31, 2017 and 2016, the related consolidated statements of operation, changes in net assets, cash flows and financial highlights for each of the three years in the period ended December 31, 2017, and the related notes and our report dated March 12, 2018 expressed an unqualified opinion thereon.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying “Item 9A, Management’s Report on Internal Control over Financial Reporting”. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of internal control over financial reporting in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. A material weakness has been identified and described in management’s assessment and is included in the accompanying Management’s Report on Internal Control over Financial Reporting. The Company did not design and maintain effective internal controls over the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations. This material weakness was considered in determining the nature, timing, and extent of audit tests applied in our audit of the 2017 financial statements, and this report does not affect our report dated March 12, 2018 on those financial statements.
Definition and Limitations of Internal Control over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ BDO USA, LLP
Chicago, Illinois
March 12, 2018

OFS Capital Corporation and Subsidiaries
Consolidated Balance Sheets
(Dollar amounts in thousands, except per share data)

	December 31,
	2017	2016
Assets
Investments, at fair value
Non-control/non-affiliate investments (amortized cost of $209,360 and $178,279, respectively)	$197,374	$173,219
Affiliate investments (amortized cost of $70,402 and $76,306, respectively)	69,557	81,708
Control investments (amortized cost of $10,213 and $24,722, respectively)	10,568	26,700
Total investments at fair value (amortized cost of $289,975 and $279,307, respectively)	277,499	281,627
Cash and cash equivalents	72,952	17,659
Interest receivable	2,734	1,770
Prepaid expenses and other assets	4,593	3,974
Total assets	$357,778	$305,030

Liabilities
Revolving line of credit	$17,600	$9,500
SBA debentures (net of deferred debt issuance costs of $2,657 and $3,037, respectively)	147,223	146,843
Interest payable	1,596	1,599
Management and incentive fees payable	1,987	2,119
Administration fee payable	476	435
Accrued professional fees	433	477
Other liabilities	127	279
Total liabilities	169,442	161,252

Commitments and contingencies (Note 7)

Net Assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, -0- shares issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	—	—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 13,340,217 and 9,700,297 shares issued and outstanding as of December 31, 2017 and December 31, 2016, respectively	133	97
Paid-in capital in excess of par	187,398	134,300
Accumulated undistributed net investment income	9,404	6,731
Accumulated undistributed net realized gain (loss)	3,881	330
Net unrealized appreciation (depreciation) on investments	(12,480)	2,320
Total net assets	188,336	143,778

Total liabilities and net assets	$357,778	$305,030

Number of shares outstanding	13,340,217	9,700,297
Net asset value per share	$14.12	$14.82
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Operations
(Dollar amounts in thousands, except per share data)

	Years Ended December 31,
	2017	2016	2015
Investment income
Interest income:
Non-control/non-affiliate investments	$20,078	$17,076	$22,561
Affiliate investments	6,506	7,451	5,062
Control investment	1,540	1,873	141
Total interest income	28,124	26,400	27,764
Payment-in-kind interest and dividend income:
Non-control/non-affiliate investments	1,400	1,070	1,111
Affiliate investments	1,375	1,437	1,211
Control investment	132	120	—
Total payment-in-kind interest and dividend income:	2,907	2,627	2,322
Dividend income:
Non-control/non-affiliate investments	50	36	—
Affiliate investments	140	170	245
Control investment	292	269	—
Total dividend income	482	475	245
Fee income:
Non-control/non-affiliate investments	1,086	1,366	1,463
Affiliate investments	675	110	320
Control investment	152	116	150
Total fee income	1,913	1,592	1,933

Total investment income	33,426	31,094	32,264

Expenses
Interest expense	5,813	5,302	6,959
Management fees	4,999	4,516	5,225
Incentive fee	2,962	3,333	2,627
Professional fees	1,115	1,200	1,114
Administration fee	1,314	1,304	1,637
General and administrative expenses	1,346	1,294	1,291

Total expenses	17,549	16,949	18,853

Net investment income	15,877	14,145	13,411

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on non-control/non-affiliate investments	(3,248)	2,387	(3,033)
Net realized gain on affiliate investments	10,081	17	1,471
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments	(9,715)	(6,699)	5,099
Net unrealized appreciation (depreciation) on affiliate investments	(5,088)	3,341	1,283
Net unrealized appreciation on control investments	3	637	—

Net gain (loss) on investments	(7,967)	(317)	4,820

Net increase in net assets resulting from operations	$7,910	$13,828	$18,231

Net investment income per common share - basic and diluted	$1.28	$1.46	$1.39
Net increase in net assets resulting from operations per common share - basic and diluted	$0.64	$1.43	$1.89
Distributions declared per common share	$1.36	$1.36	$1.36
Basic and diluted weighted average shares outstanding	12,403,706	9,692,634	9,670,153
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Changes in Net Assets
(Dollar amounts in thousands, except per share data)

	Years Ended December 31,
	2017	2016	2015
Increase in net assets resulting from operations:
Net investment income	$15,877	$14,145	$13,411
Net realized gain (loss) on investments	6,833	2,404	(1,562)
Net unrealized appreciation (depreciation) on investments	(14,800)	(2,721)	6,382
Net increase in net assets resulting from operations	7,910	13,828	18,231
Distributions to stockholders from:
Accumulated net investment income	(14,158)	(12,157)	(10,954)
Accumulated net realized gain	(2,738)	(169)	—
Return of capital distributions	—	(858)	(2,197)
Total distributions to stockholders	(16,896)	(13,184)	(13,151)
Common stock transactions:
Public offering of common stock, net of expenses	53,348	—	—
Reinvestment of stockholder distributions	196	122	461
Net increase in net assets resulting from capital transactions	53,544	122	461
Net increase in net assets	44,558	766	5,541
Net assets:
Beginning of year	143,778	143,012	137,471
End of year	$188,336	$143,778	$143,012
Accumulated undistributed net investment income	$9,404	$6,371	$4,612
Common stock activity:
Public offering of common stock	3,625,000	—	—
Common stock issued from reinvestment of stockholder distributions	14,920	9,127	40,336
Common stock issued and outstanding at beginning of year	9,700,297	9,691,170	9,650,834
Common stock issued and outstanding at end of year	13,340,217	9,700,297	9,691,170
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Cash Flows
(Dollar amounts in thousands)

	Years Ended December 31,
	2017	2016	2015
Cash flows from operating activities
Net increase in net assets resulting from operations	$7,910	$13,828	$18,231
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss on investments	(6,833)	(2,404)	1,562
Net change in unrealized appreciation/depreciation on investments	14,800	2,721	(6,382)
Amortization of Net Loan Fees	(1,450)	(1,414)	(2,263)
Amendment fees collected	175	261	112
Payment-in-kind interest and dividend income	(2,907)	(2,627)	(2,322)
Amortization and write-off of deferred debt issuance costs	553	490	2,117
Amortization of intangible asset	195	195	195
Purchase and origination of portfolio investments	(142,900)	(68,237)	(123,950)
Proceeds from principal payments on portfolio investments	105,078	41,404	96,069
Proceeds from sale or redemption of portfolio investments	37,044	5,274	98,895
Distributions received from portfolio investments	—	192	183
Changes in operating assets and liabilities:
Interest receivable	(964)	(937)	(113)
Interest payable	(3)	51	233
Management and incentive fees payable	(132)	(119)	1,009
Administration fee payable	41	(53)	215
Other assets and liabilities	66	59	(53)
Net cash provided by (used in) operating activities	10,673	(11,316)	83,738
Cash flows from financing activities
Proceeds from common stock offering, net of expenses	53,423	—	—
Distributions paid to stockholders	(16,700)	(13,062)	(12,690)
Borrowings under revolving line of credit	44,700	9,500	—
Repayments under revolving line of credit	(36,600)	—	—
Borrowings under WM Credit Facility	—	—	1,217
Repayments under WM Credit Facility	—	—	(73,829)
Draw down on SBA debentures	—	—	22,585
Payment of debt issuance costs	(131)	(177)	(750)
Payment of common stock offering costs	(72)	—	(4)
Net cash provided by (used in) financing activities	44,620	(3,739)	(63,471)
Net increase (decrease) in cash and cash equivalents	55,293	(15,055)	20,267
Cash and cash equivalents — beginning of year	17,659	32,714	12,447
Cash and cash equivalents — end of year	$72,952	$17,659	$32,714
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$5,263	$4,762	$4,609
Reinvestment of stockholder distributions	196	122	461

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Aegis Acquisition, Inc.	Testing Laboratories
Senior Secured Loan		10.17%	(L +8.50%)	8/24/2021	$3,520	$3,470	$3,439	1.8%

Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.70%	(L +9.00%)	12/26/2020	3,500	3,476	3,570	1.9

Avison Young Canada, Inc.	Offices of Real Estate Agents and Brokers
Senior Secured Loan (5) (6)		9.50%	N/A	12/15/2021	4,000	3,939	4,070	2.3

BJ's Wholesale Club, Inc.	Warehouse Clubs and Supercenters
Senior Secured Loan		8.95%	(L +7.50%)	2/3/2025	9,268	9,158	9,063	4.8

Carolina Lubes, Inc. (5) (9)	Automotive Oil Change and Lubrication Shops
Senior Secured Loan		9.28%	(L +7.25%)	8/23/2022	21,411	21,236	21,430	11.4
Senior Secured Loan (Revolver)		8.59%	(L +7.25%)	8/23/2022	487	473	489	0.3
Preferred Equity (973 units) 14% PIK						3,039	3,065	1.6
					21,898	24,748	24,984	13.3
Community Intervention Services, Inc. (5)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan (7) (11)		7.0% cash / 6.0% PIK	N/A	1/16/2021	8,530	7,639	—	—

Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.98%	(L +9.50%)	5/8/2019	9,678	9,579	9,417	5.0

Constellis Holdings, LLC	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		10.69%	(L +9.00%)	4/21/2025	9,950	9,813	9,919	5.3
DuPage Medical Group	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		8.42%	(L +7.00%)	8/15/2025	5,600	5,547	5,503	2.9

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Eblens Holdings, Inc.	Shoe Store
Subordinated Loan		12.0% cash / 1.00% PIK	N/A	1/13/2023	$8,830	$8,749	$8,726	4.6%
Common Equity (71,250 units)						713	771	0.4
					8,830	9,462	9,497	5.0
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.44%	(L +6.75%)	8/27/2018	3,888	3,873	3,544	1.9

GGC Aerospace Topco L.P.	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		10.23%	(L +8.75%)	9/8/2024	5,000	4,875	4,875	2.6
Common Equity (368,852 Class A units)						450	450	0.2
Common Equity (40,984 Class B units)						50	50	—
					5,000	5,375	5,375	2.8
LRI Holding, LLC (5)	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		10.94%	(L +9.25%)	6/30/2022	18,269	18,125	18,205	9.7
Preferred Equity (238,095 units)						300	300	0.2
					18,269	18,425	18,505	9.9
Maverick Healthcare Equity, LLC (5)	Home Health Equipment Rental
Preferred Equity (1,250,000 units) (10)						900	141	0.1
Common Equity (1,250,000 units) (10)						—	—	—
						900	141	0.1
My Alarm Center, LLC (5)	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK (10) (13)						1,540	1,540	0.8
Preferred Equity (1,198 Class B units)						1,198	1,198	0.6
Common Equity (64,149 units) (13)						—	43	—
						2,738	2,781	1.4
NVA Holdings, Inc.	Veterinary Services
Senior Secured Loan		8.69%	(L +7.00%)	8/14/2022	743	743	748	0.4

O2 Holdings, LLC (5)	Fitness and Recreational Sports Centers
Senior Secured Loan		14.56%	(L +13.00%)	9/2/2021	13,350	12,977	13,617	7.2

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Parfums Holding Company, Inc.	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan		10.45%	(L +8.75%)	6/30/2025	$3,520	$3,492	$3,472	1.8%

Planet Fitness Midwest LLC (5)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,964	5,011	2.7

PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 1.00% PIK	N/A	10/29/2021	6,187	6,108	6,059	3.2
Common equity (499 units) (10)						499	278	0.1
					6,187	6,607	6,337	3.3
Resource Label Group, LLC	Commercial Printing (except Screen and Books)
Senior Secured Loan		10.19%	(L +8.50%)	11/26/2023	4,821	4,755	4,767	2.5

Security Alarm Financing Enterprises, L.P. (5)	Security Systems Services (except Locksmiths)
Subordinated Loan (14)		14.00% cash / 0.69% PIK	(L +13.00%)	6/19/2020	12,525	12,441	12,364	6.6

Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		13.07%	(L +11.50%)	7/24/2019	4,195	4,156	4,259	2.3
Preferred Equity (5,000 units) (10) (13)						527	527	0.3
					4,195	4,683	4,786	2.6
Southern Technical Institute, LLC (5)	Colleges, Universities, and Professional Schools
Subordinated Loan (10)		15.00% PIK	N/A	12/2/2020	3,520	3,451	1,201	0.6
Preferred Equity (1,764,720 units), 15.75% PIK (8) (10)						2,094	—	—
Warrants (2,174,905 units) (10)				3/30/2026		46	—	—
					3,520	5,591	1,201	0.6

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Stancor, L.P. (5)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.56%	(L +8.00%)	8/19/2019	$7,919	$7,896	$7,919	4.2%
Preferred Equity (1,250,000 units), 8% PIK (8) (10)						1,501	1,486	0.8
					7,919	9,397	9,405	5.0
The Escape Game, LLC (5)
Senior Secured Loan	Other amusement and recreation industries	10.32%	(L +8.75%)	12/20/2022	7,000	6,948	6,948	3.7

TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		9.32%	(L +7.75%)	11/6/2021	7,334	7,303	7,334	3.9

Truck Hero, Inc.	Truck Trailer Manufacturing
Senior Secured Loan		9.89%	(L +8.25%)	4/21/2025	7,014	6,971	7,064	3.8

United Biologics Holdings, LLC (5)	Medical Laboratories
Senior Secured Loan (11)		12.00% cash / 2.00% PIK	N/A	4/30/2018	4,266	4,248	4,266	2.3
Subordinated Loan (10)		8.00 % PIK	N/A	4/30/2019	7	7	7	—
Preferred Equity (151,787 units) (10)						9	92	—
Warrants (29,374 units) (10)				3/5/2022		82	147	0.1
					4,273	4,346	4,512	2.4

Total Non-control/Non-affiliate Investments					199,332	209,360	197,374	104.9

Affiliate Investments
All Metals Holding, LLC (5)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.00% cash / 1.00% PIK	N/A	12/28/2021	12,869	12,288	12,759	6.8
Common Equity (637,954 units) (10)						565	1,785	0.9
					12,869	12,853	14,544	7.7

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Contract Datascan Holdings, Inc. (5)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	$8,000	$7,985	$8,000	4.2%
Preferred Equity (3,061 shares), 10% PIK (10)						4,347	5,964	3.2
Common Equity (11,273 shares) (10)						104	260	0.1
					8,000	12,436	14,224	7.5
Jobson Healthcare Information, LLC (5) (9)	Other Professional, Scientific, and Technical Services
Senior Secured Loan (11)		10.13% cash / 5.30% PIK	(L +13.43%)	7/21/2019	15,447	15,241	12,910	6.9
Common Equity (13 member units)						—	—	—
Warrants (1 member unit) (10)				7/21/2019		454	—	—
					15,447	15,695	12,910	6.9
Master Cutlery, LLC (5)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,705	4,692	2,873	1.5
Preferred Equity (3,723 units), 8% PIK (8) (10)						3,483	—	—
Common Equity (15,564 units) (10)						—	—	—
					4,705	8,175	2,873	1.5
NeoSystems Corp.(5)	Other Accounting Services
Subordinated Loan		10.50% cash / 1.25% PIK	N/A	8/13/2019	2,143	2,136	2,143	1.1
Preferred Equity (521,962 convertible shares), 10% PIK (10)						1,390	2,248	1.2
					2,143	3,526	4,391	2.3
Pfanstiehl Holdings, Inc. (5)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	9/29/2021	3,788	3,823	3,755	2.0
Common Equity (400 shares)						217	4,755	2.5
					3,788	4,040	8,510	4.5

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
TRS Services, LLC (5)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		10.07%	(L +8.50%)	12/10/2019	$9,466	$9,330	$9,466	5.0%
Preferred Equity (329,266 Class AA units), 15% PIK (10)						401	409	0.2
Preferred Equity (3,000,000 Class A units), 11% PIK (8) (10)						3,374	2,230	1.2
Common Equity (3,000,000 units) (10)						572	—	—
					9,466	13,677	12,105	6.4
Total Affiliate Investments					56,418	70,402	69,557	36.8

Control Investments
MTE Holding Corp. (2) (5)	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		13.07% cash / 1.50% PIK	(L +13.50%)	11/25/2020	7,186	7,144	7,118	3.8
Common Equity (554 shares)						3,069	3,450	1.8
					7,186	10,213	10,568	5.6
Total Control Investment					7,186	10,213	10,568	5.6

Total Investments					$262,936	$289,975	$277,499	147.3%

(1)	Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Approximately 7% of the Company's LIBOR referenced investments are subject to a reference rate floor at December 31, 2017, with a reference rate floor of 2.00%. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2017. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)	Fair value was determined using significant unobservable inputs for all of the Company's investments. See Note 6 for further details.

(4)	The negative amount represents the excess of the par value of an unfunded commitment in excess of its fair value.

(5)	Investments (or portion thereof) held by OFS SBIC I, LP. All other investments pledged as collateral under the PWB Credit Facility.

(6)
Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company's assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 97.53% of the Company's assets were qualifying assets.

(7)
Investment was on non-accrual status as of December 31, 2017, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Non-accrual loans for further details.

(8)	The fair value of the most-recently recognized PIK dividend as of December 31, 2017, was $0.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

(9)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The reported interest rate of 9.28% at December 31, 2017, includes additional interest of 0.69% per annum as specified under the contractual arrangement among the Company and the co‑lenders.

(10)	Non-income producing.

(11)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2017:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.00% or 12.00%	1.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.50% to 5.30%	13.93% to 10.13%	5.30%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%

(12)	Represents expiration date of the warrants.

(13)	All or portion of investment held by a wholly-owned subsidiary subject to income tax. See Note 2, Income taxes, for further details.

(14)
The PIK provision is reset at the beginning of each interest period equal to the excess of reference rate over the reference rate floor of 1.00%. The PIK interest rate in the schedule represents the current PIK interest rate in effect.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Accurate Group Holdings, Inc. (5)	Offices of Real Estate Appraisers
Subordinated Loan		13.00%	N/A	8/23/2018	$10,000	$10,032	$10,000	7.0%

Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.25%	(L +9.00%)	12/26/2020	3,500	3,469	3,496	2.4

AssuredPartners, Inc	Insurance Agencies and Brokerages
Senior Secured Loan		10.00%	(L +9.00%)	10/20/2023	5,000	4,854	5,013	3.5

Avison Young Canada, Inc.	Offices of Real Estate Agents and Brokers
Senior Secured Loan (5) (6)		9.50%	N/A	12/15/2021	4,000	3,923	3,923	2.7

BCC Software, LLC (5)	Custom Computer Programming Services
Senior Secured Loan		9.00%	(L +8.00%)	6/20/2019	5,143	5,105	5,143	3.6
Senior Secured Loan (Revolver) (11) (4)		N/A	(L +8.00%)	6/20/2019	—	(8)	—	—
					5,143	5,097	5,143	3.6
Community Intervention Services, Inc. (5)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan (7) (12)		7.00% cash / 6.00% PIK	N/A	1/16/2021	8,030	7,639	5,393	3.8

Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.25%	(L +9.00%)	5/8/2019	4,000	3,976	3,973	2.8

C7 Data Centers, Inc. (5)	Other Computer Related Services
Senior Secured Loan (10)		12.47%	(L +8.50%)	6/22/2020	14,850	14,738	14,883	10.4

Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.50%	(L +7.25%)	8/27/2018	4,104	4,090	3,555	2.5

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Inhance Technologies Holdings LLC	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		5.50%	(L +4.50%)	2/7/2018	$2,032	$2,027	$2,017	1.4%

Intrafusion Holding Corp. (5)	Other Outpatient Care Centers
Senior Secured Loan (9)		11.33%	(L +6.75%)	9/25/2020	14,250	14,207	14,393	10.0

Jobson Healthcare Information, LLC (5)	Other Professional, Scientific, and Technical Services
Senior Secured Loan (12)		10.13% cash / 4.295% PIK	(L +12.425%)	7/21/2019	14,762	14,423	12,346	8.6
Warrants (1,056,428 member units) (11)				7/21/2019 (12)		454	—	—
					14,762	14,877	12,346	8.6
Maverick Healthcare Equity, LLC (5)	Home Health Equipment Rental
Preferred Equity (1,250,000 units) (11)						900	1,037	0.7
Common Equity (1,250,000 units) (11)						—	—	—
						900	1,037	0.7
MN Acquisition, LLC (5)	Software Publishers
Senior Secured Loan		10.50%	(L + 9.50%)	8/24/2021	4,989	4,896	4,949	3.4

My Alarm Center, LLC (5)	Security Systems Services (except Locksmiths)
Senior Secured Loan		12.00%	(L +11.00%)	7/9/2019	6,250	6,034	6,260	4.4
Preferred Equity (100 Class A units) (11)						203	205	0.1
Preferred Equity (25 Class A-1 units) (11)						44	36	—
					6,250	6,281	6,501	4.5
MYI Acquiror Limited (6)	Insurance Agencies and Brokerages
Senior Secured Loan		5.75%	(L +4.50%)	5/28/2019	4,686	4,680	4,613	3.2

NHR Holdings, LLC	Other Telecommunications
Senior Secured Loan		5.50%	(L +4.25%)	11/30/2018	2,666	2,652	2,630	1.8

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
NVA Holdings, Inc.	Veterinary Services
Senior Secured Loan		8.00%	(L +7.00%)	8/14/2022	$650	$650	$651	0.5%

O2 Holdings, LLC (5)	Fitness and Recreational Sports Centers
Senior Secured Loan		11.77%	(L +11.00%)	9/2/2021	9,500	9,417	9,430	6.6

PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50%	N/A	10/31/2021	6,402	6,340	6,340	4.4
Common equity (499 units) (11)						499	499	0.3
					6,402	6,839	6,839	4.7
Planet Fitness Midwest LLC (5)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	12/16/2021	5,000	4,955	4,980	3.5

Quantum Spatial, Inc. (f/k/a Aero-Metric, Inc.)	Other Information Services
Senior Secured Loan		6.75% cash / 1.00% PIK	(L +6.50%)	8/27/2017	2,440	2,427	2,340	1.6

Ranpak Corp.	Packaging Machinery Manufacturing
Senior Secured Loan		8.25%	(L +7.25%)	10/3/2022	2,000	1,996	1,885	1.3

Security Alarm Financing Enterprises, L.P. (5)	Security Systems Services (except Locksmiths)
Subordinated Loan		14.00%	(L +13.00%)	6/19/2020	12,500	12,382	12,382	8.6

Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		12.40%	(L +11.50%)	7/24/2019	4,209	4,145	4,171	2.9

smarTours, LLC (5)	Tour Operators
Preferred Equity (500,000 units) (11)						439	1,019	0.7

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Southern Technical Institute, LLC (5)	Colleges, Universities, and Professional Schools
Subordinated Loan		9.00% cash / 4.00% PIK	(L +12.00%)	12/2/2020	$3,398	$3,330	$3,158	2.2%
Preferred Equity (1,764,720 units), 15.75% PIK (11)						1,938	1,984	1.4
Warrants (2,174,905 units) (11)				3/30/2026 (12)		46	—	—
					3,398	5,314	5,142	3.6
Stancor, L.P. (5)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.75%	(L +9.00%)	8/19/2019	9,450	9,407	9,181	6.4
Preferred Equity (1,250,000 units), 8% PIK (11)						1,501	835	0.6
					9,450	10,908	10,016	7.0
TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		8.75%	(L +7.75%)	11/8/2021	4,000	3,879	3,946	2.7

United Biologics Holdings, LLC (5)	Medical Laboratories
Senior Secured Loan (12)		12.00% cash / 2.00% PIK	N/A	4/30/2018	4,181	4,106	4,034	2.8
Subordinated Loan (11)		8.00% PIK	N/A	4/30/2019	7	7	6	—
Preferred Equity (151,787 units) (11)						9	20	—
Warrants (29,374 units) (11)				3/5/2022 (12)		82	114	0.1
					4,188	4,204	4,174	2.9
VanDeMark Chemical Inc.	Other Basic Inorganic Chemical Manufacturing
Senior Secured Loan		6.50%	(L +5.25%)	11/30/2017	2,406	2,386	2,379	1.7

Total Non-control/Non-affiliate Investments					174,405	178,279	173,219	120.6

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Affiliate Investments
All Metals Holding, LLC (5)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.00% cash / 1.00% PIK	N/A	12/28/2021	$12,867	$12,135	$12,865	8.9%
Common Equity (637,954 units) (11)						565	1,277	0.9
					12,867	12,700	14,142	9.8
Contract Datascan Holdings, Inc. (5)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	2/5/2021	8,000	7,980	7,902	5.5
Preferred Equity (3,061 shares), 10% PIK (11)						3,804	5,421	3.8
Common Equity (11,273 shares) (11)						104	187	0.1
					8,000	11,888	13,510	9.4
Intelli-Mark Technologies, Inc.(5)	Other Travel Arrangement and Reservation Services
Senior Secured Loan (12)		13.00%	N/A	11/23/2020	8,750	8,682	8,841	6.2
Common Equity (2,553,089 shares) (11)						1,500	1,998	1.5
					8,750	10,182	10,839	7.7
Master Cutlery, LLC (5)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2020	4,741	4,722	4,440	3.1
Preferred Equity (3,723 units), 5% cash, 3% PIK (8) (11)						3,483	954	0.7
Common Equity (15,564 units) (11)						—	—	—
					4,741	8,205	5,394	3.8
NeoSystems Corp. (5)	Other Accounting Services
Subordinated Loan		10.50% cash / 2.75% PIK	N/A	8/13/2019	4,090	4,070	3,656	2.5
Preferred Equity (521,962 convertible shares), 10% PIK (11)						1,258	1,255	0.9
					4,090	5,328	4,911	3.4
Pfanstiehl Holdings, Inc. (5)	Pharmaceutical Preparation Manufacturing
Subordinated Loan (12)		10.50%	N/A	9/29/2021	3,788	3,832	3,810	2.6
Common Equity (400 shares)						217	6,083	4.2
					3,788	4,049	9,893	6.8

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2016
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Strategic Pharma Solutions, Inc. (5)	Other Professional, Scientific, and Technical Services
Senior Secured Loan		11.32%	(L +10.00%)	12/18/2020	$8,411	$8,344	$8,383	5.8%
Preferred Equity (1,191 units), 6% PIK (11)						1,915	3,026	2.1
					8,411	10,259	11,409	7.9
TRS Services, LLC (5)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		9.75% cash / 1.5% PIK	(L +10.25%)	12/10/2019	9,807	9,607	9,549	6.5
Preferred Equity (329,266 Class AA units), 15% PIK (11)						346	354	0.2
Preferred Equity (3,000,000 Class A units), 11% PIK (11)						3,170	1,707	1.2
Common Equity (3,000,000 units) (11)						572	—	—
					9,807	13,695	11,610	7.9
Total Affiliate Investments					60,454	76,306	81,708	56.7
Control Investments
Malabar International (5)	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Subordinated Loan		11.25% cash / 2.00% PIK	N/A	11/13/2021	7,617	7,642	7,683	5.3
Preferred Stock (1,644 shares), 6% cash						4,283	5,868	4.1
					7,617	11,925	13,551	9.4
MTE Holding Corp. (5)	Travel Trailer and Camper Manufacturing
Senior Secured Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		12.50%	(L +11.50%)	11/25/2020	9,804	9,728	9,766	6.8
Common Equity (554 shares)						3,069	3,383	2.4
					9,804	12,797	13,149	9.2
Total Control Investment					17,421	24,722	26,700	18.6

Total Investments					$252,280	$279,307	$281,627	195.9%

(1)	Equity ownership may be held in shares or units of companies affiliated with the portfolio company.

(2)
The majority of investments that bear interest at a variable rate are indexed to LIBOR (L) or Prime (P), and reset monthly, quarterly, or semi-annually. Substantially all of the Company's LIBOR referenced investments are subject to a reference rate floor at December 31, 2016, with a weighted average reference rate floor of 1.11%. For each investment, the Company has provided the spread over the reference rate

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2016
(Dollar amounts in thousands)

and current interest rate in effect at December 31, 2016. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)	Fair value was determined using significant unobservable inputs for all of the Company's investments. See Note 6 for further details.

(4)	The negative fair value is the result of the unfunded commitment being below par.

(5)	Investments held by OFS SBIC I LP. All other investments pledged as collateral under the PWB Credit Facility.

(6)
Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company's assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of December 31, 2016, 98.4% of the Company's assets were qualifying assets.

(7)
Investment was on non-accrual status as of December 31, 2016, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 2, Non-accrual loans for further details.

(8)	The fair value of the most-recently recognized PIK dividend as of December 31, 2016, was $0.

(9)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The reported interest rate of 11.33% at December 31, 2016, includes additional interest of 2.08% per annum as specified under the contractual arrangement among the Company and the co‑lenders.

(10)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The reported interest rate of 12.47% at December 31, 2016, includes additional interest of 2.97% per annum as specified under the contractual arrangement among the Company and the co‑lenders.

(11)	Non-income producing.

(12)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2016:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Intelli-Mark Technologies, Inc.	Senior Secured Loan	0% or 2.00%	13.00% or 11.50%	2.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.50% and 4.295%	10.13% and 12.925%	4.295%
Pfanstiehl Holdings, Inc.	Subordinated Loan	0% or 2.00%	10.50% or % 8.50%	2.00%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%

(13)	Represents expiration date of the warrants.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 1. Organization
OFS Capital Corporation, a Delaware corporation, is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be regulated as a BDC under the 1940 Act. In addition, for income tax purposes, the Company has elected to be treated as a RIC under the Code.
The Company’s objective is to provide stockholders with current income and capital appreciation through its strategic investment focus primarily on debt investments and, to a lesser extent, equity investments primarily in middle-market companies principally in the United States. OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company.
In addition, OFS Advisor also serves as the investment adviser for HPCI a Maryland corporation and a BDC. HPCI’s investment objective is similar to that of the Company.
The Company may make investments directly or through SBIC I LP, its investment company subsidiary licensed under the SBA's SBIC Program. The SBIC Program is designed to stimulate the flow of capital into eligible businesses. SBIC I LP is subject to SBA regulatory requirements, including limitations on the businesses and industries in which it can invest, requirements to invest at least 25% of its regulatory capital in eligible smaller businesses, as defined under the SBIC Act, limitations on the financing terms of investments, and capitalization thresholds that may limit distributions to the Company; and is subject to periodic audits and examinations of its financial statements.

Note 2. Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its consolidated financial statements in accordance with GAAP, including ASC Topic 946, and the requirements for reporting on Form 10-K, the 1940 Act, and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP. Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation.
Principles of consolidation: The Company consolidates majority-owned investment company subsidiaries. The Company does not own any controlled operating company whose business consists of providing services to the Company, which would also require consolidation. All intercompany balances and transactions are eliminated upon consolidation.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
Changes to the valuation policy are reviewed by management and the Company’s Board. As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 6 for more detailed disclosures of the Company’s fair value measurements of its financial instruments.
Investment classification: The Company classifies its investments in accordance with the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of board representation, “Affiliate Investments” are defined as investments in those companies in which the Company owns between 5% and 25% of the voting securities, and “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Reportable segments: The Company has a single reportable segment and single operating segment structure.
Cash and cash equivalents: Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less. The Company’s cash and cash equivalents are maintained with a member bank of the FDIC and at times, such balances may be in excess of the FDIC insurance limits. Included in cash and cash equivalents was $72,140 and $17,659 held in a US Bank Money Market Deposit Account as of December 31, 2017 and 2016, respectively. In addition, the Company's use of cash and cash equivalents held by SBIC I LP is limited by SBA regulation, including, but not limited to, investment in eligible portfolio companies and general corporate purposes, subject to a statutory measure of undistributed accumulated earnings.
Revenue recognition:
Interest income: Interest income is recorded on an accrual basis and reported as interest receivable until collected. Interest income is accrued daily based on the outstanding principal amount and the contractual terms of the debt investment. Certain of the Company’s investments contain a payment-in-kind interest income provision (“PIK interest”). The PIK interest, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest income, as applicable, on the consolidated statements of operations. The Company discontinues accrual of interest income, including PIK interest, when there is reasonable doubt that the interest income will be collected.
Loan origination fees, original issue discount (“OID”), market discount or premium, and loan amendment fees (collectively, “Net Loan Fees”) are recorded as an adjustment to the amortized cost of the investment, and accreted or amortized as an adjustment to interest income over the life of the respective debt investment using a method that approximates the effective interest method. When the Company receives a loan principal payment, the unamortized Net Loan Fees related to the paid principal is accelerated and recognized in interest income.
Further, the Company may acquire or receive equity, warrants or other equity-related securities (“Equity”) in connection with the Company’s acquisition of, or subsequent amendment to, debt investments. The Company determines the cost basis of Equity based on their fair value, and the fair value of debt investments and other securities or consideration received. Any resulting difference between the face amount of the debt and its recorded cost resulting from the assignment of value to the Equity is treated as OID, and accreted into interest income as described above.
Dividend income: Dividend income on common stock, generally payable in cash, is recorded at the time dividends are declared. Dividend income on preferred equity investments is accrued daily based on the contractual terms of the preferred equity investment. Dividends on preferred equity securities may be payable in cash or in additional preferred securities, and are generally not payable unless declared or upon liquidation. Declared dividends payable in cash are reported as dividend receivables until collected. Non-cash dividends payable in additional preferred securities or contractually earned but not declared (“PIK dividends”) are recognized at fair value and recorded as an adjustment to the cost basis of the investment.
Fee income: The Company generates revenue in the form of management, valuation, and other contractual fees, that is recognized as the related services are rendered. In the general course of its business, the Company receives certain fees from portfolio companies which are non-recurring in nature. Such non-recurring fees include prepayment fees on certain loans repaid prior to their scheduled due date, which are recognized as earned when received, and fees for capital structuring or advisory services from certain portfolio companies, which are recognized as earned upon closing of the investment.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payable for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment. Investments are valued at fair value as determined in good faith by Company management under the supervision and review of the Board. After recording all appropriate interest, dividend, and other income, some of which is recorded as an adjustment to the cost basis of the investment as described above, the Company reports changes in the fair value of investments as net changes in unrealized appreciation/depreciation on investments in the consolidated statements of operations.
Non-accrual loans: When there is reasonable doubt that principal, cash interest, or PIK interest, will be collected, loan investments are placed on non-accrual status and the Company will generally cease recognizing cash interest, PIK interest, or

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Net Loan Fee amortization, as applicable. When an investment is placed on non-accrual status, all interest previously accrued but not collected , other than PIK interest that has been contractually added to the adjusted cost basis of the investment prior to the designation date, is reversed against current period interest income. Interest payments subsequently received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal, interest, and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal. At December 31, 2017, the Company had two loans (Community Intervention Services, Inc. and Southern Technical Institute, LLC) on non-accrual status with respect to all interest and Net Loan Fee amortization, with an aggregate amortized cost and fair value of $11,090 and $1,201, respectively. The Company's loan investment in My Alarm Center, LLC, which was on non-accrual status at June 30, 2017, was restructured and exchanged for a new class of preferred equity securities and common equity securities in July 2017. See Note 5 for further information. At December 31, 2016, the Company had one loan (Community Intervention Services, Inc.) on non-accrual status with respect to PIK interest and unamortized Net Loan Fees with an amortized cost and fair value of $7,639 and $5,393, respectively.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its ICTI to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
Depending on the level of ICTI earned in a tax year, the Company may choose to retain ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code. However, the Company would be liable for a 4% excise tax on such income. Excise tax liability is recognized when the Company determines its estimated current year annual ICTI exceeds estimated current year distributions.
The Company may utilize wholly owned holding companies taxed under Subchapter C of the Code ("Taxable Blockers") when making equity investments in portfolio companies taxed as pass-through entities to meet its source-of-income requirements as a RIC. Taxable Blockers are consolidated in the Company’s GAAP financial statements and may result in current and deferred federal and state income tax expense with respect to income derived from those investments. Such income, net of applicable income taxes, is not included in the Company’s tax-basis net investment income until distributed by the Taxable Blocker, which may result in timing and character differences between the Company’s GAAP and tax-basis net investment income and realized gains and losses. Income tax expense from Taxable Blockers related to net investment income are included in general and administrative expenses, or the applicable net realized or unrealized gain (loss) line item from which the federal or state income tax originated for capital gains and losses.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at December 31, 2017 and 2016. The current and prior three tax years remain subject to examination by U.S. federal and most state tax authorities.
Distributions: Distributions to common stockholders are recorded on the declaration date. The timing of distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of taxable net investment income and net realized gains are considered returns of capital to stockholders.
The Company has adopted a DRIP that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution.
The Company may use newly issued shares under the guidelines of the DRIP, or the Company may purchase shares in the open market in connection with its obligations under the plan.
Deferred debt issuance costs: Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Deferred debt issuance costs are presented as a direct reduction of the related debt liability on the consolidated balance sheets except for deferred debt issuance costs associated with the Company’s line of credit

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

arrangements, which are included in prepaid expenses and other assets on the consolidated balance sheets. Deferred debt issuance costs are amortized to interest expense over the term of the related debt.
Goodwill: On December 4, 2013, in connection with the SBIC Acquisition, the Company recorded goodwill of $1,077, which is included in prepaid expenses and other assets on the consolidated balance sheets. Goodwill is not subject to amortization. Goodwill is evaluated for impairment annually or more frequently if events occur or circumstances change that indicate goodwill may be impaired. There have been no goodwill impairments since the date of the SBIC Acquisition.
Intangible asset: On December 4, 2013, in connection with the SBIC Acquisition, the Company recorded an intangible asset of $2,500 attributable to the SBIC license. The Company amortizes this intangible asset on a straight-line basis over its estimated useful life of 13 years. The Company expects to incur annual amortization expense of $195 in each of the years ending December 31, 2025 and $145 in 2026.
The Company tests its intangible asset for impairment if events or circumstances suggest that the asset carrying value may not be fully recoverable. The intangible asset, net of accumulated amortization of $795 and $600 at December 31, 2017 and 2016, respectively, is included in prepaid expenses and other assets.
Interest expense: Interest expense is recognized on an accrual basis.
Concentration of credit risk: Aside from its debt instruments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes the risk of loss is minimal.
New Accounting Standards
The following table discusses recently issued ASUs by the FASB:

Standard	Description	Period of Adoption	Effect of Adoption on the financial statements
Standards that were adopted
ASU 2015-02, Consolidation: Amendments to the Consolidation Analysis	Modifies existing consolidation guidance for reporting organizations that are required to evaluate whether they should consolidate certain legal entities.	First Quarter 2016 retrospectively	No material impact to the Company's consolidated financial statements.
ASU 2015-03, Interest – Imputation of Interest: Simplifying the Presentation of Debt Issuance Costs
Changes the presentation of debt issuance costs in the financial statements where an entity presents such costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. ASU 2015-03 did not specifically address presentation or subsequent measurement of debt issuance costs related to line of credit arrangements.
First Quarter 2016 retrospectively
Resulted in a $3,420 retrospective reduction of both net deferred debt issuance costs and SBA debentures payable in the consolidated balance sheet as of December 31, 2015 and a reduction of amortization and write-off of deferred debt issuance costs and corresponding increase in interest expense in the consolidated statement of operations for the years ended December 31, 2015 and 2014, of $2,100 and $1,354, respectively. Net deferred debt issuance costs of $2,657 and $3,037, are presented as a direct deduction from the SBA debentures payable in the consolidated balance sheet as of December 31, 2017, and 2016, respectively. Amortization and write-off of deferred debt issuance costs associated with the Company's SBA debentures and the OFS Capital WM revolving line of credit is included in interest expense in the consolidated statement of operations. See Note 8 for more details. There was no impact to consolidated earnings as a result of this adoption.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Period of Adoption	Effect of Adoption on the financial statements
Standards that were adopted
ASU 2015-15, Interest – Imputation of Interest: Presentation and subsequent measurement of debt issuance costs associated with line-of-credit arrangements - amendments to SEC paragraphs
Response to SEC views on ASU 2015-03. Given the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line of credit arrangements, the SEC stated it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line of credit arrangement.
First Quarter 2016 retrospectively
Net deferred debt issuance costs of $297 and $256 associated with the Company's PWB Credit Facility are presented as an asset and included in prepaid expenses and other assets in the consolidated balance sheet as of December 31, 2017 and 2016, respectively. There was no impact to consolidated earnings as a result of this adoption.

ASU 2015-17, Income Taxes: Balance Sheet Classification of Deferred Taxes	Requires deferred tax liabilities and assets to be classified as noncurrent in the balance sheet.	First Quarter 2017 prospectively	No material impact to the Company's consolidated financial statements.

The following table discusses recently issued ASUs by the FASB yet to be adopted by the Company:

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the financial statements
Standards that are not yet adopted
ASU 2014-09, Revenue from Contracts with Customers
Supersedes nearly all existing revenue recognition guidance under GAAP. The core principle of the standard is to recognize revenues to depict the transfer of promised goods or services to customers in an amount that reflects the consideration that is expected to be received for those goods or services. The standard defines a five step process to achieve this core principle. The standard must be adopting using either of the following transition methods: (i) a full retrospective approach reflecting the application of the standard in each prior reporting period with the option to elect certain practical expedients, or (ii) a modified retrospective approach with the cumulative effect of initially adopting ASU 2014-09 recognized at the date of adoption (which includes additional footnote disclosures). The adoption will include updates as provided under ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (Reporting Revenue Gross versus Net); ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing; ASU 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients; ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers; ASU 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers, Leases (Topic 840), and Leases (Topic 842): Amendments to SEC Paragraphs Pursuant to the Staff Announcement at the July 20, 2017 EITF Meeting and Rescission of Prior SEC Staff Announcements and Observer Comments and ASU 2017-14, Income Statement-Reporting Comprehensive Income (Topic 220), Revenue Recognition (Topic 605), and Revenue from Contracts with Customers.

In August 2015, the FASB issued ASU 2015-14, which defers the effective date of ASU 2014-09, such that the guidance is effective for annual and interim reporting periods beginning after December 15, 2017. Early adoption is not permitted. The Company has completed its evaluation and has determined the adoption of new revenue guidance will not have a material impact to its consolidated financial statements, including the presentation of revenues in its consolidated statements of operations.

ASU 2016-01, Financial Instruments – Overall
Modifies how entities measure equity investments and present changes in the fair value of financial liabilities. Entities will have to measure equity investments that do not result in consolidation and are not accounted for under the equity method at fair value, and recognize any changes in fair value in net income unless the investments qualify for the new practicality exception. A practicality exception will apply to those equity investments that do not have a readily determinable fair value and do not qualify for the practical expedient to estimate fair value under ASC Topic 820, and as such these investments may be measured at cost.

Annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years. The Company is required to record its investments at fair value with changes in fair value recognized in net income in accordance with ASC Topic 946. Therefore, the adoption of ASU 2016-01 is not expected to have a material effect on the Company’s consolidated financial statements

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the financial statements
Standards that are not yet adopted
ASU 2016-15, Statement of Cash Flows
Addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows.

Annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years and early adoption is permitted. The Company is currently evaluating the impact of this ASU will have on the Company's consolidated financial position and disclosures.

ASU 2016-19, Technical Corrections and Improvements
Makes minor corrections and clarifications that affect a wide variety of topics in the Accounting Standards Codification, including an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance of that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the Topic 820 amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements.

Annual reporting periods beginning after December 15, 2017, including interim periods within those years. Early application is permitted for any fiscal year or interim period for which the entity’s financial statements have not yet been issued. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
Removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill.

Annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early application is permitted. The adoption of ASU 2017-04 is not expected to have a material effect on the Company's consolidated financial statements.

ASU 2017-05, Other Income - Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 620-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets

Defines "insubstance nonfinancial asset", unifies guidance related to partial sales of nonfinancial assets, eliminates rules specifically addressing sales of real estate, removes exceptions to the financial asset derecognition model, and clarifies the accounting for contributions of nonfinancial assets to joint ventures.

The effective date and transition requirements are the same as the effective date and transition requirements for ASU 2014-09 and is not expected to have a material effect on the Company's consolidated financial statements.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities	Shortens the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Securities held at a discount are to continue to be amortized to maturity.
Annual reporting periods beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. Additionally, in the period of adoption, an entity should provide disclosures about a change in accounting principle. The adoption of ASU 2017-08 is not expected to have a material effect on the Company's consolidated financial statements.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the financial statements
Standards that are not yet adopted
ASU 2017-12, Derivatives and Hedging, Targeted Improvements to Accounting for Hedging Activities
Eliminates the requirement to separately measure and report hedge ineffectiveness and generally requires, for qualifying hedges, the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item. Additionally, the guidance also expands an entity's ability to apply hedge accounting for nonfinancial and financial risk components, simplifies the hedge documentation and hedge effectiveness assessment requirements, and modifies certain disclosure requirements.

Annual reporting periods beginning after December 15, 2018, including interim periods within those years. Early adoption is permitted. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

Note 3. OFS Capital WM
OFS Capital WM, a wholly-owned investment company subsidiary, was formed in August 2010 with the limited purpose of holding, acquiring, managing and financing senior secured loan investments to middle-market companies in the United States. These loans were managed and serviced by MCF Capital Management, LLC (“MCF”) under a loan and security agreement among OFS Capital WM, MCF, Wells Fargo Securities, LLC, and Well Fargo Delaware Trust Company, N.A. (the “Loan and Security Agreement”). MCF charged a management fee of 0.25% per annum of the assigned value of the underlying portfolio investments plus an accrued fee that was deferred until termination of the Loan and Security Agreement on May 28, 2015. The Company incurred management fee expense related to this agreement of $0, $0, and $288, for the years ended December 31, 2017, 2016, and 2015, respectively.
OFS Capital WM Asset Sale and Related Transactions
On May 28, 2015, the Company and OFS Capital WM entered into a Loan Portfolio Purchase Agreement with Madison Capital Funding LLC (“Madison”), an affiliate of MCF, pursuant to which OFS Capital WM sold a portfolio of 20 senior secured debt investments with an aggregate outstanding principal balance of $67,807 to Madison for cash proceeds of $67,309 (the “WM Asset Sale”).On May 28, 2015, the total fair value of the debt investments sold, applying the Company’s March 31, 2015 fair value percentages to the principal balances of the respective investments on the sale date, was approximately $66,703. The determination of the fair value of the Company’s investments is subject to the good faith determination by the Company’s board of directors, which is conducted no less frequently than quarterly, pursuant to the Company’s valuation policies and accounting principles generally accepted in the United States.
On May 28, 2015, pursuant to the Loan and Security Agreement, the Company applied $52,414 from the sale proceeds of the WM Asset Sale to pay in full and retire OFS Capital WM’s secured revolving line of credit with Wells Fargo Bank, N.A. WM Credit Facility. As a result of the termination of the WM Credit Facility, the Company wrote-off related unamortized deferred financing closing costs of $1,216.
Note 4. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement was most recently re-approved on April 7, 2017. Under the terms of the Investment Advisory Agreement, which are in accordance with the 1940 Act and subject to the overall supervision of the Company’s Board, OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring investments, and monitoring investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to the Company and OFS Advisor is free to furnish similar services to other entities, including other BDCs affiliated with OFS Advisor, so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including HPCI.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

OFS Advisor receives fees for providing services, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% and based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. OFS Advisor has elected to exclude the value of the intangible asset and goodwill resulting from the SBIC Acquisition from the base management fee calculation.
The base management fee is payable quarterly in arrears and was $4,999, $4,516, and $4,937, for the years ended December 31, 2017, 2016, and 2015, respectively.
The incentive fee has two parts. The first part ("Part One") is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as OID, debt instruments with PIK interest, equity investments with accruing or PIK dividend and zero coupon securities), accrued income that the Company has not yet received in cash.
Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter and adjusted for any share issuances or repurchases during such quarter. Accordingly, as a result of the Offering, the Part One incentive fee was reduced by $593 for the three months ended June 30, 2017, determined by adjusting the value of net assets, as defined above, at March 31, 2017 by the daily weighted average of the Offering proceeds available to the Company during the three months ended June 30, 2017. The incentive fee with respect to pre-incentive fee net income is 20.0% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100.0% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of the pre-incentive fee net investment income.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months.
The second part ("Part Two") of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and equals 20.0% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the Capital Gain Fee; provided that the incentive fee determined as of December 31, 2012, was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of the Company’s election to be a BDC and ending December 31, 2012.
The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. If, on a cumulative basis, the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess Capital Gain Fee previously accrued such that the amount of Capital Gains Fee accrued is no more than 20% of the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation). OFS Advisor has excluded from the Capital Gain Fee calculation any realized gain with respect to (1) the SBIC Acquisition, and (2) the WM Asset Sale.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The Company incurred incentive fee expense of $2,962, $3,333, and $2,627 for the years ended December 31, 2017, 2016, and 2015, respectively. Incentive fees for the years ended December 31, 2017, 2016, and 2015, included Part One incentive fees (based on net investment income) of $2,962, which included a share issue adjustment of $(593) related to the Company's Offering, $3,472 and $2,488, respectively, and Part Two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of $0, $(139) and $139, respectively.
License Agreement: The Company entered into a license agreement with OFSAM under which OFSAM has agreed to grant the Company a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement: OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an Administration Agreement. The Administration Agreement was most recently re-approved on April 7, 2017. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, OFS Services also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services.
Administration fee expense was $1,314, $1,304 and $1,637 for the years ended December 31, 2017, 2016, and 2015, respectively.
Note 5. Investments
As of December 31, 2017, the Company had loans to 35 portfolio companies, of which 79% were senior secured loans and 21% were subordinated loans, at fair value, as well as equity investments in 17 of these portfolio companies. The Company also held an equity investment in two portfolio companies in which it did not hold a debt investment. At December 31, 2017, investments consisted of the following:

	Amortized Cost	Percentage of Net Assets	Fair Value	Percentage of Net Assets
Senior secured debt investments	$196,020	104.1%	$195,112	103.5%
Subordinated debt investments	63,031	33.5	51,198	27.2
Preferred equity	24,103	12.8	19,200	10.2
Common equity and warrants	6,821	3.6	11,989	6.4
Total	289,975	154.0%	277,499	147.3%
In December 2017, the Company's investment in Jobson Healthcare Information, LLC ("Jobson") was restructured, whereby the lender group, including the Company, purchased all the outstanding equity of Jobson for a nominal purchase price. Immediately after the restructuring, and as of December 31, 2017, the Company owned approximately 12.6% of the common equity of Jobson. In February 2018, in connection with the restructuring, the Company sold its warrant investment, on a pro-rata basis, to the other members of the lender group for a nominal amount. As of December 31, 2017, the amortized cost and fair value of the Company's common equity investment was $0; the amortized cost and fair value of the Company's warrant investment was $0.5 million and $0, respectively; and the amortized cost and fair value of the Company's debt investment was $15,241 and $12,910, respectively.
In July 2017, the Company's senior secured debt investment with a cost basis of $6,701, and preferred equity investments, with an aggregate cost basis of $247, in My Alarm Center, LLC, were restructured and exchanged for common equity and a new class of preferred equity securities with a fair value of $0 and $1,745 respectively. As of June 30, 2017, the Company recognized cumulative unrealized losses of $5,203, which upon restructuring, was realized during the quarter ended September 30, 2017.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

At December 31, 2017, all but one (domiciled in Canada) of the Company’s investments, with an amortized cost and fair value of $3,939 and $4,070, respectively, were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s investment portfolio were as follows:

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$15,179	5.2%	8.1%	$15,145	5.5%	8.0%
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	17,941	6.2	9.5	18,628	6.7	9.9
Other Amusement and Recreation Industries	6,948	2.4	3.7	6,948	2.5	3.7
Construction
Electrical Contractors and Other Wiring Installation Contractors	18,425	6.4	9.8	18,505	6.7	9.8
Education Services
Colleges, Universities, and Professional Schools	5,591	1.9	3.0	1,201	0.4	0.6
Finance and Insurance
Insurance Agencies and Brokerages	9,579	3.3	5.1	9,417	3.4	5.0
Offices of Real Estate Agents and Brokers	3,939	1.4	2.1	4,070	1.5	2.2
Health Care and Social Assistance
Medical Laboratories	4,346	1.5	2.3	4,512	1.6	2.4
Offices of Physicians, Mental Health Specialists	5,547	1.9	2.9	5,503	2.0	2.9
Outpatient Mental Health and Substance Abuse Centers	7,639	2.6	4.1	—	—	—
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,873	1.3	2.1	3,544	1.3	1.9
Commercial Printing (except Screen and Books)	4,755	1.6	2.5	4,767	1.7	2.5
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,375	1.9	2.9	5,375	1.9	2.9
Pharmaceutical Preparation Manufacturing	4,040	1.4	2.1	8,510	3.1	4.5
Pump and Pumping Equipment Manufacturing	9,397	3.2	5.0	9,405	3.4	5.0
Travel Trailer and Camper Manufacturing	10,213	3.5	5.5	10,568	3.7	5.5
Truck Trailer Manufacturing	6,971	2.4	3.8	7,064	2.5	3.7
Other Services (except Public Administration)
Automotive Oil Change and Lubrication Shops	24,748	8.5	13.1	24,984	9.0	13.3
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	13,677	4.8	7.3	12,105	4.4	6.4

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Professional, Scientific, and Technical Services
Computer Systems Design and Related Services	$7,303	2.5%	3.9%	$7,334	2.6%	3.9%
Other Accounting Services	3,526	1.2	1.9	4,391	1.6	2.3
Other Professional, Scientific, and Technical Services	23,854	8.2	12.7	21,266	7.7	11.3
Testing Laboratories	3,470	1.2	1.8	3,439	1.2	1.8
Veterinary Services	743	0.3	0.4	748	0.3	0.4
Public Administration
Other Justice, Public Order, and Safety Activities	9,813	3.4	5.2	9,919	3.6	5.3
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.3	0.5	141	0.1	0.1
Office Machinery and Equipment Rental and Leasing	12,436	4.3	6.6	14,224	5.1	7.6
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	3,492	1.2	1.9	3,472	1.3	1.8
Shoe store	9,462	3.3	5.0	9,497	3.4	5.0
Warehouse Clubs and Supercenters	9,158	3.2	4.9	9,063	3.3	4.8
All Other General Merchandise Stores	6,607	2.3	3.5	6,337	2.3	3.4
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	12,853	4.4	6.8	14,544	5.2	7.7
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,175	2.8	4.3	2,873	1.0	1.5
	$289,975	100.0%	154.0%	$277,499	100.0%	147.3%
As of December 31, 2016, the Company had loans to 39 portfolio companies, of which 74% were senior secured loans and 26% were subordinated loans, at fair value, as well as equity investments in 17 of these portfolio companies. The Company also held an equity investment in two portfolio companies in which it did not hold a debt interest.
At December 31, 2016, investments consisted of the following:

	Amortized Cost	Percentage of Net Assets	Fair Value	Percentage of Net Assets
Senior secured debt investments	$182,315	126.8%	$180,955	125.9%
Subordinated debt investments	66,591	46.3	63,410	44.1
Preferred equity	23,293	16.2	23,721	16.5
Common equity and warrants	7,108	4.9	13,541	9.4
Total	$279,307	194.2%	$281,627	195.9%
During the year ended December 31, 2016, the Company converted $1,765 in principal of a subordinated debt investment into preferred equity units and warrants valued at $1,765, converted $329 in principal of a senior secured debt investment into preferred equity units valued at $335, and converted $800 in principal of a subordinated debt investment into a senior secured debt investment in the same portfolio company. In addition, the Company amended a senior secured debt investment for which it received preferred equity units in the same portfolio company valued at $203 and received additional preferred equity units valued at $44 in connection with a $1,250 follow on investment in the same portfolio company.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

At December 31, 2016, all but one (domiciled in Canada) of the Company’s investments, with an amortized cost and fair value of $3,923 and $3,923, respectively, were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s portfolio were as follows:

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Other Travel Arrangement and Reservation Services	$10,182	3.6%	7.1%	$10,839	3.8%	7.5%
Security Systems Services (except Locksmiths)	18,663	6.7	13.0	18,883	6.7	13.1
Tour Operators	439	0.2	0.3	1,019	0.4	0.7
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	14,372	5.1	10.0	14,410	5.1	10.0
Education Services
Colleges, Universities, and Professional Schools	5,314	1.9	3.7	5,142	1.8	3.6
Finance and Insurance
Insurance Agencies and Brokerages	13,510	4.8	9.4	13,599	4.8	9.5
Health Care and Social Assistance
Medical Laboratories	4,204	1.5	2.9	4,174	1.5	2.9
Other Outpatient Care Centers	14,207	5.2	9.9	14,393	5.1	10.0
Outpatient Mental Health and Substance Abuse Centers	7,639	2.7	5.3	5,393	1.9	3.8
Information
Other Information Services	2,427	0.9	1.7	2,340	0.8	1.6
Other Telecommunications	2,652	0.9	1.8	2,630	0.9	1.8
Software Publishers	4,896	1.8	3.4	4,949	1.8	3.4
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	4,090	1.5	2.8	3,555	1.3	2.5
Other Aircraft Parts and Auxiliary Equipment Manufacturing	11,925	4.3	8.3	13,551	4.8	9.4
Other Basic Inorganic Chemical Manufacturing	4,413	1.6	3.1	4,396	1.6	3.1
Packaging Machinery Manufacturing	1,996	0.7	1.4	1,885	0.7	1.3
Pharmaceutical Preparation Manufacturing	4,049	1.4	2.8	9,893	3.5	6.9
Pump and Pumping Equipment Manufacturing	10,908	3.9	7.6	10,016	3.6	7.0
Travel Trailer and Camper Manufacturing	12,797	4.6	8.9	13,149	4.7	9.1
Other Services (except Public Administration)
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	13,695	4.9	9.5	11,610	4.1	8.1

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Professional, Scientific, and Technical Services
Computer Systems Design and Related Services	$3,879	1.4%	2.7%	$3,946	1.4%	2.7%
Custom Computer Programming Services	5,097	1.8	3.5	5,143	1.8	3.6
Other Accounting Services	5,328	1.9	3.7	4,911	1.7	3.4
Other Computer Related Services	14,738	5.3	10.3	14,883	5.3	10.4
Other Professional, Scientific, and Technical Services	32,750	11.7	22.7	31,422	11.2	21.8
Veterinary Services	650	0.2	0.5	651	0.2	0.5
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.3	0.6	1,037	0.4	0.7
Office Machinery and Equipment Rental and Leasing	11,888	4.3	8.3	13,510	4.8	9.4
Offices of Real Estate Agents and Brokers	3,923	1.4	2.7	3,923	1.4	2.7
Offices of Real Estate Appraisers	10,032	3.6	7.0	10,000	3.6	7.0
Retail Trade
All Other General Merchandise Stores	6,839	2.4	4.8	6,839	2.4	4.8
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	12,700	4.5	8.8	14,142	5.0	9.8
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,205	3.0	5.7	5,394	1.9	3.8
	$279,307	100.0%	194.2	$281,627	100.0%	195.9%

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Unconsolidated Significant Subsidiaries: In accordance with Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Company has a controlling interest unless the business of the controlled operating company consists of providing services to the Company. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under the respective rules. As of December 31, 2017 and 2016, MTE Holding Corp. and Subsidiaries was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). The Company's voting ownership in MTE Holding Corp. and Subsidiaries is limited to 50% through a substantive participating voting rights agreement with an unaffiliated investor. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of MTE Holding Corp. and Subsidiaries is presented below:

	December 31,
Balance Sheet:	2017	2016
Current assets	$7,161	$5,535
Noncurrent assets	25,408	24,681
Total Assets	$32,569	$30,216
Current liabilities	$3,116	$2,401
Noncurrent liabilities	17,276	16,889
Total liabilities	20,392	19,290
Non-controlling interest	5,675	4,878
Total equity	6,502	6,048

	Years Ended December 31,
Summary of Operations:	2017	2016	2015
Net Sales	$31,614	$27,704	$1,958
Gross Profit	9,857	7,436	508
Net income (loss)	2,106	2,232	(967)
Net income (loss) attributable to MTE Holding Corp.	1,594	1,235	(535)

Note 6. Fair Value of Financial Instruments
Investments
The Company’s investments are valued at fair value as determined in good faith by Company management under the supervision, and review and approval of the Board. These fair values are determined in accordance with a documented valuation policy and a consistently applied valuation process.

•
For each debt investment, a basic credit risk rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by OFS Advisor’s investment committee.

•	Each portfolio company or investment is valued by OFS Advisor.

•	The preliminary valuations are documented and are then submitted to OFS Advisor’s investment committee for ratification.

•
Third-party valuation firm(s) provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. OFS Advisor’s investment committee’s preliminary fair value conclusions on each of the Company’s assets for which sufficient market quotations are not readily available is reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee of the Company’s Board or required by the Company’s valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of the Company’s Board.

•
The audit committee of the Board reviews the preliminary valuations of OFS Advisor’s investment committee and independent valuation firms and, if appropriate, recommends the approval of the valuations by the Board.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

•
The Company’s Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.
Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
The Company assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of the Company’s investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations. There were no transfers among Level 1, 2 and 3 for the years ended December 31, 2017, 2016, and 2015.
Each quarter, for investments for which unadjusted quoted prices in active markets are not available, the Company assesses whether market quotations, prices from pricing services or bids from brokers or dealers (collectively, "Indicative Prices") are available, as well as the Company's ability to transact at such Indicative Prices. Investments for which sufficient Indicative Prices exist are generally valued consistent with such Indicative Prices. The Company periodically corroborates observed Indicative Prices with its actual investment purchase prices and/or other valuation techniques, such as the discounted cash flow method described below. Based on the corroborating analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these Indicative Prices may be reasonable indicators of fair value. In certain instances, the Company may partially rely on Indicative Prices when the Company determines such Indicative Prices are not of sufficient strength to rely on as the sole indication of fair value. In such instances, the Company applies a weighting factor to the Indicative Price and an alternative fair value analysis, typically a discounted cash flow analysis. The weighting factor placed on an Indicative Price is applied consistently based upon its relative strength, which considers, among other factors, and when available, the depth and liquidity of the Indicative Price. Weighting factors are not significant to the overall fair value measurement, but rather are applied to incorporate relevant market data when available.
In addition, each quarter, the Company assesses whether an arm’s length transaction occurred in the same security, including the Company's new investments during the quarter, the cost of which (“Transaction Prices”), may be considered a reasonable indication of fair value for up to three months after the transaction date.
Due to the private nature of this marketplace (meaning actual transactions are not publicly reported), and the non-binding nature of the Indicative Prices, and the general inability to observe the input for the full length of the term of an investment, the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy.
In the absence of sufficient, actionable Indicative Prices or Transaction Prices, as an indication of fair value, and consistent with the policies and methodologies adopted by the Board, the Company performs detailed valuations of its debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate fair value and, in fact, for any one portfolio company,

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

enterprise value is generally best expressed as a range of values. The Company may also engage one or more independent valuation firms(s) to conduct independent appraisals of its investments to develop the range of values, from which the Company derives a single estimate of value. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.
The primary method used to estimate the fair value of the Company's debt investments is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The discounted cash flow approach to determining fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including the latest arm’s length or market transactions involving the subject security, a benchmark credit spread or other indication of market yields, and company performance. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
The Company changed the primary method used to value certain of its investments, primarily equity investments, as of December 31, 2016, from the income approach to the market approach, principally due to the nature of evidence available under the discounted cash flow method, and to better align with industry practice. The Company may also utilize an income approach when estimating the fair value of its equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach.
Under the market approach, the Company estimates the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or other relevant basis. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
Application of these valuation methodologies involves a significant degree of judgment by management.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following tables provide quantitative information about the Company’s significant Level 3 fair value inputs to the Company’s fair value measurements as of December 31, 2017 and 2016. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be exhaustive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

	Fair Value at December 31, 2017 (1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$152,231	Discounted cash flow	Discount rates	10.01% - 16.50% (12.24%)
	12,910	Enterprise value	EBITDA multiples	7.50x - 7.50x (7.50x)
	9,063	Indicative Prices	Broker-dealers' quotes	N/A

Subordinated	47,117	Discounted cash flow	Discount rates	11.24% - 16.90% (14.69%)
	4,074	Enterprise value	EBITDA multiples	4.25x - 7.25x (6.37x)

Equity investments
Preferred equity	19,200	Enterprise value	EBITDA multiples	4.25x - 13.48x (7.80x)
Common equity and warrants	11,489	Enterprise value	EBITDA multiples	4.25x - 8.28x (6.27x)

(1)	Excludes $20,908, $7, and $500 of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.

	Fair Value at December 31, 2016 (1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$149,128	Discounted cash flow	Discount rates	6.70% - 18.71% (12.07%)
	15,901	Enterprise value	EBITDA multiples	7.25% - 7.50% (7.31%)

Subordinated	45,635	Discounted cash flow	Discount rates	10.75% - 21.24% (14.19%)
	5,393	Enterprise value	EBITDA multiples	8.00x - 8.00x (8.00x)

Equity investments
Preferred equity	23,721	Enterprise value	EBITDA multiples	4.50x - 8.50x (6.82x)
Common equity and warrants	13,042	Enterprise value	EBITDA multiples	5.00x - 8.50x (6.07x)

(1)	Excludes $15,926, $12,382, and $499 of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.
Changes in market credit spreads or the credit quality of the underlying portfolio company (both of which could impact the discount rate), as well as changes in EBITDA and/or EBITDA multiples, among other things, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA and/or EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA and/or EBITDA multiples, and in inverse relation to changes in the discount rate. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following tables present changes in investments measured at fair value using Level 3 inputs for the years ended December 31, 2017 and 2016:

	Year Ended December 31, 2017
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2017	$180,955	$63,410	$23,721	$13,541	$281,627

Net realized gain on investments	(4,908)	—	10,704	1,037	6,833
Net unrealized appreciation (depreciation) on investments	467	(8,667)	(5,331)	(1,265)	(14,796)
Amortization of Net Loan Fees	1,395	55	—	—	1,450
Capitalized PIK interest and dividends	1,042	466	1,399	—	2,907
Amendment fees	(280)	—	—	—	(280)
Purchase and origination of portfolio investments	127,812	9,244	4,631	1,213	142,900
Proceeds from principal payments on portfolio investments	(82,137)	(22,941)	—	—	(105,078)
Sale and redemption of portfolio investments	(17,858)	—	(17,669)	(2,537)	(38,064)
Conversion from debt investment to equity investment (Note 5)	(1,745)	—	1,745	—	—
Conversion from subordinated to senior secured debt investment (Note 5)	(9,631)	9,631	—	—	—

Level 3 assets, December 31, 2017	$195,112	$51,198	$19,200	$11,989	$277,499

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

	Year Ended December 31, 2016
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2016	$160,437	$64,240	$22,133	$10,486	$257,296

Net realized gain on investments	83	7	—	2,137	2,227
Net unrealized appreciation (depreciation) on investments	329	(2,376)	(2,584)	1,910	(2,721)
Amortization of Net Loan Fees	1,012	402	—	—	1,414
Capitalized PIK interest and dividends	547	602	1,433	—	2,582
Amendment fees	(442)	(97)	—	—	(539)
Purchase and origination of portfolio investments	44,671	22,101	643	822	68,237
Proceeds from principal payments on portfolio investments	(26,519)	(14,885)	—	—	(41,404)
Sale and redemption of portfolio investments	(2,840)	—	—	(2,434)	(5,274)
Distribution received from equity investment	—	—	(324)	—	(324)
Equity received in connection with purchase of portfolio investments and amendments	(743)	(79)	248	574	—
Conversion from debt investment to equity investment (Note 5)	(320)	(1,765)	2,039	46	—
Conversion from subordinated to senior secured debt investment (Note 5)	800	(800)	—	—	—
Reclassification from Subordinated to Senior Secured debt	3,940	(3,940)	—	—	—
Other	—	—	133	—	133

Level 3 assets, December 31, 2016	$180,955	$63,410	$23,721	$13,541	$281,627
The net unrealized appreciation (depreciation) reported in the Company’s consolidated statements of operations for the years ended December 31, 2017, 2016, and 2015, attributable to the Company’s Level 3 assets held at those respective year ends was $(10,496), $254, and $3,243, respectively.
The information presented should not be interpreted as an estimate of the fair value of the entire Company since fair value measurements are only required for a portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.
Other Financial Assets and Liabilities
ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The Company's SBA-guaranteed debentures are carried at cost and with their longer maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date. As of December 31, 2017 and 2016, the fair value of the Company’s SBA debentures using Level 3 inputs is estimated at $155,510 and $159,708, respectively.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 7. Commitments and Contingencies
Unfunded commitments to the Company's portfolio companies as of December 31, 2017, were as follows:

Name of Portfolio Company	Investment Type	Amount
Carolina Lubes, Inc.	Senior Secured Revolver	$2,433
The Escape Game, LLC	Senior Secured Loan	7,000
TRS Services, LLC	Senior Secured Loan	500
		$9,933
From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of December 31, 2017.
Additionally, the Company is subject to periodic inspection by regulators to assess compliance with applicable regulations related to being a BDC and SBIC I LP is subject to periodic inspections by the SBA.
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.

Note 8 . Borrowings
SBA Debentures: The SBIC Program allows SBIC I LP to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of SBA pooling, which is March and September of each year, at a market-driven spread over U.S. Treasury Notes with ten-year maturities.
Under present regulations of the SBIC Act, the maximum amount of SBA-guaranteed debt that may be issued by a single SBIC licensee is $150,000. An SBIC fund may borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350,000. In connection with the SBIC Acquisition, the Company increased its total commitments to SBIC I LP to $75,000, which became a drop down SBIC fund of the Company on December 4, 2013. During 2014, the Company fully funded its $75,000 commitment to SBIC I LP. As of December 31, 2017 and 2016, SBIC I LP had fully drawn the $149,880 of leverage commitments from the SBA.
On a stand-alone basis, SBIC I LP held $251,601 and $247,512 in assets at December 31, 2017 and 2016, respectively, which accounted for approximately 70% and 81% of the Company’s total consolidated assets, respectively. These assets can not be pledged under any debt obligation of the Company.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following table shows the Company’s outstanding SBA debentures payable as of December 31, 2017 and 2016:

		Fixed Interest Rate	SBA debentures outstanding
Pooling Date	Maturity Date		December 31, 2017	December 31, 2016
September 19, 2012	September 1, 2022	3.049%	$14,000	$14,000
September 25, 2013	September 1, 2023	4.448	7,000	7,000
March 26, 2014	March 1, 2024	3.995	5,000	5,000
September 24, 2014	September 1, 2024	3.819	4,110	4,110
September 24, 2014	September 1, 2024	3.370	31,265	31,265
March 25, 2015	March 1, 2025	2.872	65,920	65,920
September 23, 2015	September 1, 2025	3.184	22,585	22,585
SBA debentures outstanding			149,880	149,880
Unamortized debt issuance costs			(2,657)	(3,037)
SBA debentures outstanding, net of unamortized debt issuance costs			$147,223	$146,843
The Company received exemptive relief from the SEC effective November 26, 2013, which permits the Company to exclude SBA guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.
The effective interest rate on the SBA debentures, which includes amortization of deferred debt issuance costs, was 3.43% as of December 31, 2017 and 2016. Interest expense on the SBA debentures was $5,141, $5,156, and $4,352 for the years ended December 31, 2017, 2016, and 2015, respectively, which includes $380, $382, and $297 of debt issuance costs amortization, respectively.
The weighted-average fixed cash interest rate on the SBA debentures as of December 31, 2017 and 2016, was 3.18%.
PWB Credit Facility: The Company is party to the BLA with Pacific Western Bank, as lender, to provide the Company with a $35,000 senior secured revolving credit facility, or PWB Credit Facility. The PWB Credit Facility is available for general corporate purposes including investment funding and is scheduled to mature on October 31, 2018. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base, which excludes subordinated loan investments and as otherwise specified in the BLA. The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of our current and future assets excluding assets held by SBIC I LP and the Company’s partnership interests in SBIC I LP and SBIC I GP. The PWC Credit Facility bears interest at a variable rate of the Prime Rate plus a 0.75% margin, with a 5.00% floor, and includes an unused commitment fee, payable monthly in arrears, equal to 0.50% per annum on any unused portion. As of December 31, 2017, the interest rate on the unpaid principal balance of the PWB Credit Facility was 5.25%.
On March 7, 2018 the BLA was amended to, among other things, increase the maximum amount available under the PWB Credit Facility from $35,000 to $50,000, extend the maturity date from October 31, 2018 to January 31, 2020, and change the interest rate floor from 5.00% to 5.25%. The Company incurred deferred debt issuance costs of $166 in connection with the amendment.
The average dollar amount of borrowings outstanding during the year ended December 31, 2017, was $8,488. The effective interest rate, which includes amortization of deferred debt issuance costs as of December 31, 2017, was 5.74% based on the maximum amount available under the PWB Credit Facility. Deferred debt issuance costs, net of accumulated amortization, was $228 and $256 as of December 31, 2017 and 2016, respectively. Amortization of debt issuance costs was $172, $108 , and $17, for the years ended December 31, 2017, 2016, and 2015, respectively.
Availability under the PWB Credit Facility as of December 31, 2017 was $17,400 based on the stated advance rate of 50% under the borrowing base.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of December 31, 2017, the Company was in compliance with the applicable covenants.
OFS Capital WM Revolving Line of Credit: Prior to the termination of the WM Credit Facility on May 28, 2015 (see Note 3), OFS Capital WM had a $75,000 secured revolving credit facility, as amended from time to time, with Wells Fargo. The WM Credit Facility was secured by all eligible loans acquired by OFS Capital WM, and had a maturity date of December 31, 2018 and a reinvestment period through December 31, 2015. The interest rate on outstanding borrowings was the London Interbank Offered Rate plus 2.50% per annum. The minimum equity requirement was set at $35,000. The unused commitment fee on the WM Credit Facility was (i) 0.5% per annum of the first $25,000 of the unused facility and (ii) 2% per annum of the balance in excess of $25,000, and was included in interest expense on the consolidated statement of operations during 2015. During the three months ended March 31, 2015, the Company recorded a $430 write-off of debt issuance costs due to a permanent reduction in the facility’s commitment from $100,000 to $75,000. During the three months ended June 30, 2015, the Company incurred a $1,216 write-off of debt issuance costs due to the termination of the facility on May 28, 2015.
Note 9. Federal Income Tax
The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI, as defined by the Code. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements.
The Company has met the required distribution, source of income and asset diversification requirements as of December 31, 2017, and intends to continue meeting these requirements. Accordingly, there is no liability for federal income taxes at the Company level. The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition on the unrealized appreciation/depreciation of investments, income from Company’s equity investments in pass-through entities, PIK dividends that have not yet been declared and paid by underlying portfolio companies, capital gains and losses and the net creation or utilization of capital loss carryforwards.
The distributions paid to stockholders are reported as ordinary income, long-term capital gains, and returns of capital. The tax character of distributions paid were as follows:

	Years Ended December 31,
	2017	2016	2015
Ordinary taxable income	$14,158	$12,157	$10,954
Long-term capital gain	2,738	169	—
Return of capital	—	858	2,197
Total distributions to stockholders	$16,896	$13,184	$13,151
Tax-basis undistributed income as of December 31, 2017 and 2016, was as follows:

	December 31,
	2017	2016
Ordinary income	$—	$—
Net long-term capital gains	4,936	—

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The Company records reclassifications to its capital accounts related to permanent differences between GAAP and tax treatment related to goodwill amortization, excise taxes, and other permanent differences; and temporary differences between GAAP and tax treatment of realized gains and losses, income arising from Company’s equity investments in pass-through entities, PIK dividends, and other temporary differences. Reclassifications were as follows:

	Years Ended December 31,
	2017	2016	2015
Paid-in capital in excess of par	$(409)	$592	$(198)
Accumulated undistributed net investment income	954	131	(304)
Accumulated net realized gain (loss)	(545)	(723)	502
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of December 31, 2017 and 2016, were as follows:

	December 31,
	2017	2016
Tax-basis amortized cost of investments	$282,401	$273,414
Tax-basis gross unrealized appreciation on investments	16,207	19,554
Tax-basis gross unrealized depreciation on investments	(21,109)	(11,341)
Tax-basis net unrealized appreciation (depreciation) on investments	(4,902)	8,213
Fair value of investments	$277,499	$281,627
The Company recognizes deferred taxes on the appreciation of securities held through Taxable Blockers. Net unrealized depreciation on investments reported in net assets on the consolidated balance sheets has been increase by and other liabilities include deferred tax liabilities on appreciated securities of $4 at December 31, 2017. There were no deferred tax assets or liabilities at December 31, 2016.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 10. Financial Highlights
The following is a schedule of financial highlights for the years ended December 31, 2017, 2016, and 2015:

	Years Ended December 31,
	2017	2016	2015
Per share data:
Net asset value per share at beginning of period	$14.82	$14.76	$14.24
Distributions (4)
From ordinary income	(1.14)	(1.25)	(1.13)
From capital gains	(0.22)	(0.02)	—
Return of capital	—	(0.09)	(0.23)
Net investment income	1.28	1.46	1.39
Net realized gain (loss) on non-control/non-affiliate investments	(0.26)	0.25	(0.31)
Net realized gain on affiliate investments	0.81	—	0.14
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments	(0.78)	(0.69)	0.53
Net unrealized appreciation (depreciation) on affiliate investments	(0.41)	0.33	0.13
Net unrealized appreciation on control investment	—	0.07	—
Issuance of common stock (5)	(0.03)	—	—
Other (6)	0.05	—	—
Net asset value per share at end of period	$14.12	$14.82	$14.76

Per share market value, end of period	$11.90	$13.76	$11.48
Total return based on market value (1)	(4.7)%	32.3%	9.0%
Total return based on net asset value (2)	4.3%	9.7%	13.4%
Shares outstanding at end of period	13,340,217	9,700,297	9,691,170
Weighted average shares outstanding	12,403,706	9,693,801	9,670,153
Ratio/Supplemental Data (in thousands except ratios)
Average net asset value (3)	$171,631	$142,818	$140,002
Net asset value at end of period	$188,336	$143,778	$143,012
Net investment income	$15,877	$14,145	$13,411
Ratio of total expenses to average net assets	10.2%	11.9%	13.5%
Ratio of net investment income to net assets at end of period	8.4%	9.8%	9.6%
Portfolio turnover (7)	50.4%	18.1%	44.6%

(1)
Calculation is ending market value less beginning market value, adjusting for dividends and distributions reinvested at prices obtained in the Company’s dividend reinvestment plan for the respective distributions.

(2)
Calculation is ending net asset value less beginning net asset value, adjusting for dividends and distributions reinvested at the Company’s quarter-end net asset value for the respective distributions.

(3)	Based on the average of the net asset value at the beginning of the indicated period and the end of each calendar quarter within the period indicated.

(4)	The components of the distributions are presented on an income tax basis.

(5)	The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the Offering.

(6)
Represents the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on a weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(7)	Portfolio turnover rate is calculated using the lesser of period-to-date sales and principal payments or period-to-date purchases over the average of the invested assets at fair value.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 11. Distributions
The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, it may in the future decide to retain such capital gains for investment.
The Company may be limited in its ability to make distributions due to the BDC asset coverage requirements of the 1940 Act. The Company’s ability to make distributions may also be affected by its ability to receive distributions from SBIC I LP. SBIC I LP’s ability to make distributions is governed by SBA regulations. Consolidated cash and cash equivalents includes $72,116 held by SBIC I LP, which was not available for distribution at December 31, 2017.
The following table summarizes distributions declared and paid for the years ended December 31, 2017, 2016, and 2015:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Year ended December 31, 2015
March 4, 2015	March 17, 2015	March 31, 2015	$0.34	$3,133	12,106	$148
May 4, 2015	June 16, 2015	June 30, 2015	0.34	3,132	12,834	154
August 6, 2015	September 16, 2015	September 30, 2015	0.34	3,142	14,355	147
December 2, 2015	December 17, 2015	December 31, 2015	0.34	3,283	1,041	12
			$1.36	$12,690	40,336	$461
Year ended December 31, 2016
March 7, 2016	March 17, 2016	March 31, 2016	$0.34	$3,280	1,154	$15
May 2, 2016	June 16, 2016	June 30, 2016	0.34	3,269	1,998	26
August 5, 2016	September 16, 2016	September 30, 2016	0.34	3,258	2,888	38
October 31, 2016	December 16, 2016	December 30, 2016	0.34	3,255	3,087	43
			$1.36	$13,062	9,127	$122
Year ended December 31, 2017
March 9, 2017	March 17, 2017	March 31, 2017	$0.34	$3,257	2,919	$41
May 2, 2017	June 16, 2017	June 30, 2017	0.34	4,483	3,439	49
August 1, 2017	September 15, 2017	September 29, 2017	0.34	4,491	3,196	42
October 31, 2017	December 15, 2017	December 29, 2917	0.34	4,469	5,366	64
			$1.36	$16,700	14,920	$196

For the year ended December 31, 2017, $196 of the total $16,896 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 14,920 shares at an average value of $13.18 per share at the date of issuance. For the year ended December 31, 2016, $122 of the total $13,184 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 9,127 shares at an average value of $13.23 per share at the date of issuance. For the year ended December 31, 2015, $461 of the total $13,151 paid to stockholders represented DRIP participation, during which the Company satisfied the DRIP participation requirements with the issuance of 40,336 shares at an average value of $11.44 per share at the date of issuance.
Since the Company’s IPO, distributions to stockholders total $67,775, or $6.63 per share on a cumulative basis.
Distributions in excess of the Company’s current and accumulated ICTI would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. For the year ended December 31, 2017, approximately $1.14 per share, $0.22 per share, and $0 per share of the Company’s distributions represented ordinary income, long-term capital gain, and a return of capital to its stockholders, respectively.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 12. Selected Quarterly Financial Data (Unaudited)

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$8,292	$9,122	$7,978	$8,034
Net investment income	3,819	4,402	4,316	3,340
Net gain (loss) on investments	331	(3,227)	(6,597)	1,526
Net increase (decrease) in net assets resulting from operations	4,150	1,175	(2,281)	4,866
Net increase (decrease) in net assets resulting from operations per share (1)	$0.22	$0.09	$(0.17)	$0.50
Net asset value per share (2)	$14.12	$14.15	$14.40	$14.98

	Quarter Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total investment income	$8,209	$7,359	$7,683	$7,843
Net investment income	3,736	3,297	3,457	3,655
Net gain (loss) on investments	1,087	(909)	881	(1,376)
Net increase in net assets resulting from operations	4,823	2,388	4,338	2,279
Net increase in net assets resulting from operations per share (1)	$0.49	$0.25	$0.45	$0.24
Net asset value per share (2)	$14.82	$14.67	$14.76	$14.65

(1)	Based on weighted average shares outstanding for the respective period.

(2)	Based on shares outstanding at the end of the respective period.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 13. Consolidated Schedule of Investments In and Advances To Affiliates

Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/depreciation	Interest, Fees and Dividends Credited to Income(2)	December 31, 2016, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2017, Fair Value (5)
Control Investments
Malabar International	Subordinated Loan	$—	$—	$536	$7,683	$150	$(7,833)	$—
	Preferred Equity	—	—	65	5,868	1,608	(7,476)	—
		—	—	601	13,551	1,758	(15,309)	—

MTE Holding Corp.	Senior Secured Loan	$—	$(64)	$1,288	$9,766	$90	$(2,738)	$7,118
	Common Equity	—	67	227	3,383	67	—	3,450
		—	3	1,515	13,149	157	(2,738)	10,568

Total Control Investments		—	3	2,116	26,700	1,915	(18,047)	10,568
Affiliate Investments
All Metals Holding, LLC	Senior Secured Loan	—	(259)	1,856	12,865	283	(389)	12,759
	Common Equity(6)	—	508	—	1,277	508	—	1,785
		—	249	1,856	14,142	791	(389)	14,544

Contract Datascan Holdings, Inc.	Subordinated Loan	—	93	978	7,902	98	—	8,000
	Preferred Equity(6)(7)	—	—	542	5,421	543	—	5,964
	Common Equity(6)	—	73	—	187	—	73	260
		—	166	1,520	13,510	641	73	14,224

Intelli-Mark Technologies, Inc.	Senior Secured Loan	—	(159)	613	8,841	68	(8,909)	—
	Common Equity(6)	874	(498)	—	1,998		(1,998)	—
		874	(657)	613	10,839	68	(10,907)	—

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/depreciation	Interest, Fees and Dividends Credited to Income(2)	December 31, 2016, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2017, Fair Value (5)
Jobson Healthcare Information, LLC (8)	Senior Secured Loan	—	—	—	—	12,910		12,910
	Common Equity	—	—	—	—	—	—	—
	Warrants	—	—	—	—			—
		—	—	—	—	12,910	—	12,910

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/depreciation	Interest, Fees and Dividends Credited to Income(2)	December 31, 2016, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2017, Fair Value (5)
Malabar International (9)	Subordinated Loan	$—	$(41)	$671	$—	$7,833	$(7,833)	$—
	Preferred Equity	5,590	(1,585)	56	—	7,476	(7,476)	—
		5,590	(1,626)	727	—	15,309	(15,309)	—

Master Cutlery, LLC	Subordinated Loan	—	(1,537)	640	4,440	653	(2,220)	2,873
	Preferred Equity (6)(7)	—	(954)	—	954		(954)	—
	Common Equity (6)	—	—	—	—			—
		—	(2,491)	640	5,394	653	(3,174)	2,873

NeoSystems Corp.	Subordinated Loan	—	421	408	3,656	487	(2,000)	2,143
	Preferred Equity (6)(7)	—	861	133	1,255	993		2,248
		—	1,282	541	4,911	1,480	(2,000)	4,391

Pfanstiehl Holdings, Inc	Subordinated Loan	—	(46)	387	3,810	1	(56)	3,755
	Common Equity	—	(1,328)	84	6,083		(1,328)	4,755
		—	(1,374)	471	9,893	1	(1,384)	8,510

Strategic Pharma Solutions, Inc.	Senior Secured Loan	—	(39)	904	8,383	67	(8,450)	—
	Preferred Equity(6)(7)	3,617	(1,111)	81	3,026	81	(3,107)	—
		3,617	(1,150)	985	11,409	148	(11,557)	—
TRS Services, Inc.	Senior Secured Loan	—	194	1,084	9,549	310	(393)	9,466
	Preferred Equity (Class AA units)(6)(7)	—	—	55	354	55		409

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/depreciation	Interest, Fees and Dividends Credited to Income(2)	December 31, 2016, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2017, Fair Value (5)
	Preferred Equity (Class A units) (6)(7)	—	319	204	1,707	523		2,230
	Common Equity (6)	—	—	—	—			—
		—	513	1,343	11,610	888	(393)	12,105

Total Affiliate Investments		10,081	(5,088)	8,696	81,708	32,889	(45,040)	69,557
Total Control and Affiliate Investments		$10,081	$(5,085)	$10,812	$108,408	$34,804	$(63,087)	$80,125

(1)	Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments.

(2)
Represents the total amount of interest, fees or dividends included in 2017 income for the portion of the year ended December 31, 2017, that an investment was included in Control or Affiliate Investment categories, respectively.

(3)
Gross additions include increases in cost basis resulting from a new portfolio investment, PIK interest, fees and dividends, accretion of OID, and net increases in unrealized net appreciation or decreases in net unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales, if any, and net decreases in net unrealized appreciation or net increases in net unrealized depreciation, and transfers from Affiliate Investment to Control Investment.

(5)	Fair value was determined using significant unobservable inputs. See Note 6 for further details.

(6)	Non-income producing.

(7)	Dividends credited to income include dividends contractually earned but not declared.

(8)	Jobson became an affiliate investment effective December 31, 2017, due to an increase in voting ownership interest.

(9)	Malabar was reclassified from a control investment to an affiliate investment due to a decrease in voting interest.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 14. Subsequent Events Not Disclosed Elsewhere
On February 12, 2018, the Board declared a special distribution of $0.37 per share payable on March 29, 2018 to stockholders of record as of March 22, 2018. In addition, on February 27, 2018, the Company’s Board declared a distribution of $0.34 per share for the first quarter of 2018, payable on March 29, 2018 to stockholders of record as of March 22, 2018.

OFS CAPITAL
CORPORATION

$200,000,000

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

PROSPECTUS
        , 2018

PART C - OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
1. Financial Statements
The following financial statements of OFS Capital Corporation (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.
2. Exhibits

(a)(1)	Certificate of Incorporation of OFS Capital Corporation (2)
(a)(2)	Certificate of Correction to Certificate of Incorporation of OFS Capital Corporation (4)
(b)	Bylaws of OFS Capital Corporation (2)
(c)	Not applicable
(d)(1)	Form of Stock Certificate of OFS Capital Corporation (2)
(d)(2)	Form of Base Indenture (6)
(d)(3)	Statement of Eligibility of Trustee on Form T-1*
(d)(4)	Form of Warrant Agreement (7)
(d)(5)	Form of Subscription Agent Agreement (7)
(d)(6)	Form of Subscription Certificate (7)
(d)(7)	Form of Certificate of Designation (7)
(d)(8)	First Supplemental Indenture dated as of April 16, 2018, between OFS Capital Corporation and U.S. Bank National Association, as trustee(12)
(d)(9)	Form of 6.375% Note due 2025 (incorporated by reference to Exhibit (d)(7) hereto and Exhibit A therein)
(e)	Form of Dividend Reinvestment Plan (2)
(f)	Not applicable
(g)	Investment Advisory and Management Agreement between OFS Capital Corporation and OFS Capital Management, LLC (13)
(h)(1)	Form of Equity Underwriting Agreement (5)
(h)(2)	Form of Debt Underwriting Agreement (7)
(i)	Not applicable
(j)	Form of Custody Agreement (2)
(k)(1)	Administration Agreement between OFS Capital Corporation and OFS Capital Services, LLC (2)
(k)(2)	License Agreement between the OFS Capital Corporation and Orchard First Source Asset Management, LLC (2)

(k)(3)	Form of Indemnification Agreement between OFS Capital Corporation and each of its directors and executive officers (2)
(k)(4)	Form of Registration Rights Agreement between OFS Capital Corporation and Orchard First Source Asset Management, LLC (3)
(k)(5)	Loan Portfolio Purchase Agreement among OFS Capital WM, LLC and Madison Capital Funding LLC, dated May 28, 2015 (8)
(k)(6)	Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated March 7, 2018 (10)
(k)(7)	Promissory Note between OFS Capital Corporation and Pacific Western Bank dated November 5, 2015 (9)
(k)(8)	Commercial Guaranty Agreement among OFS Capital Corporation, OFS Capital WM, LLC, and Pacific Western Bank dated March 7, 2018 (10)
(k)(9)	Change in terms to the Business Loan Agreement between OFS Capital Corporation and Pacific Western Bank dated March 7, 2018 (10)
(k)(10)	Commercial Guaranty Agreement among OFS Capital Corporation, OFS Capital WM, LLC, and Pacific Western Bank dated March 7, 2018 (10)
(l)	Opinion and Consent of Eversheds Sutherland (US) LLP*
(m)	Not applicable
(n)(1)	Consent of BDO USA, LLP (1)
(n)(2)	Report of BDO USA, LLP regarding Senior Securities table contained herein (14)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)	Joint Code of Ethics of OFS Capital Corporation and OFS Advisor (11)
(s)(1)	Form of Prospectus Supplement For Common Stock Offerings (7)
(s)(2)	Form of Prospectus Supplement For Preferred Stock Offerings (7)
(s)(3)	Form of Prospectus Supplement For Debt Offerings (7)
(s)(4)	Form of Prospectus Supplement For Rights Offerings (7)
(s)(5)	Form of Prospectus Supplement For Warrant Offerings (7)
* To be filed by amendment.

1.	Filed herewith.

2.	Filed previously in connection with Pre-Effective Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-166363) filed on March 18, 2011.

3.	Filed previously in connection with Pre-Effective Amendment No. 7 to the Company’s registration statement on Form N-2 (File No. 333-166363) filed on July 24, 2012.

4.	Filed previously in connection with the Company’s annual report on Form 10-K filed on March 26, 2013.

5.	Filed previously in connection with Pre-Effective Amendment No. 1 to the Company’s registration statement on Form N-2 (333-196704) filed on November 7, 2014.

6.	Filed previously in connection with the Company’s registration statement on Form N-2 (File No. 333-200376) filed on November 19, 2014.

7.	Filed previously in connection with Pre-Effective Amendment No. 1 to the Company’s registration statement on Form N-2 (File No. 333-200376) filed on December 15, 2014.

8.	Filed previously as part of the Current Report on Form 8-K of the Company, filed on June 2, 2015.

9.	Filed previously in connection with the Company’s quarterly report on Form 10-Q filed on November 6, 2015.

10.	Filed previously in connection the Company's annual report on Form 10-K filed on March 12, 2018.

11.	Filed previously in connection with the Company’s quarterly report on Form 10-Q filed on November 3, 2017.

12.	Filed previously in connection with Post-Effective Amendment No. 2 to the Company's registration statement on Form N-2 (File No. 333-217302) filed on April 16, 2018.

13.	Filed previously in connection with the Company's quarterly report on Form 10-Q filed on November 7, 2014.

14.	Filed previously in connection with Post-Effective Amendment No. 1 to the Company's registration statement on Form N-2 (File No. 333-217302) filed on April 11, 2018.

ITEM 26. MARKETING ARRANGEMENTS
The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	24,900	*
FINRA filing fee	30,500	*
Nasdaq Global Select Market listing fee	65,000
Printing and postage	40,000
Legal fees and expenses	125,000
Accounting fees and expenses	40,000
Total	$325,400
Note: All listed amounts are estimates, except for the SEC registration fee and FINRA filing fee.

*	This amount has been offset against filing fees associated with unsold securities registered under a previous registration statement.
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
The following entities are wholly-owned operating subsidiaries of the Company:
•OFS Capital WM, LLC, a Delaware limited liability company.
•OFS SBIC I GP, LLC, a Delaware limited liability company.
•OFS SBIC I, LP, a Delaware limited liability company.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the number of record holders of the Registrant’s common stock at April 10, 2018.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	2
ITEM 30. INDEMNIFICATION
The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.
As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.
The Registrant’s certificate of incorporation and bylaws provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.
Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
The investment management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the investment management agreement or otherwise as an investment adviser of the Registrant.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
A description of any other business, profession, vocation or employment of a substantial nature in which OFS Advisor, and each managing director, director or executive officer of OFS Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the OFS Advisor and its officers and directors is set forth in its Form ADV, as filed with the SEC (File No. 801-71366), and is incorporated herein by reference.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

1.	OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606;

2.	the transfer agent, American Stock Transfer & Trust Company, LLC, 6201 15 th Avenue, Brooklyn, NY 11219;

3.	the custodian, U.S. Bank National Association, One Federal Street, 3 rd Floor, Boston, MA 02110; and

4.	OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606.
ITEM 33. MANAGEMENT SERVICES
Not applicable.
ITEM 34. UNDERTAKINGS
The Registrant undertakes:
1.    to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than the net proceeds (if applicable) as stated in the prospectus.
2.    Not applicable.
3.    in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.
4.
(a)    to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i.)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii.)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii.)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)    to file, in connection with any offering of securities, a post-effective amendment to the registration statement under Rule 462(d) to include as an exhibit a legal opinion regarding the valid issuance of any shares of common stock being sold.
(c)    that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;
(d)    to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(e)    that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however , that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(f)    that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i.)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(ii)
the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(g)    to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1993 Act, in the event the shares of the Registrant are trading below its net asset value and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (b) the Registrant has concluded that a fundamental change has occurred in its financial position or results of operations and
5.
(a)    that for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and
(b)    that for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
6.    Not applicable.
7.    to not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which the prospectus forms a part (the “current registration statement”) if the cumulative dilution to the Registrant’s net asset value (“NAV”) per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. If the Registrant files a new post-effective amendment, the threshold would reset.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on the 18th day of May, 2018.
OFS CAPITAL CORPORATION
By:    /s/ Bilal Rashid
Name: Bilal Rashid
Title:  Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates set forth below

Signature	Title	Date
Bilal Rashid /s/ Bilal Rashid	Director and Chief Executive Officer (Principal Executive Officer)	May 18, 2018

Marc Abrams /s/ *	Director	May 18, 2018

Robert J. Cresci /s/ *	Director	May 18, 2018

Elaine E. Healy /s/ *	Director	May 18, 2018

Jeffrey A. Cerny /s/ Jeffrey A. Cerny	Director and Chief Financial Officer (Principal Financial Officer)	May 18, 2018

Jeffery S. Owen /s/ Jeffery S. Owen	Chief Accounting Officer (Principal Accounting Officer)	May 18, 2018

* Signed by Bilal Rashid pursuant to a power of attorney signed by each individual and previously filed with this Registration Statement on January 4, 2018.